                               TABLE OF CONTENTS

                            NEW ENGLAND ZENITH FUND
                              --------------------

State Street Research Money Market Series...................................   1
State Street Research Bond Income Series....................................   6
Salomon Brothers Strategic Bond Opportunities Series........................  15
Salomon Brothers U.S. Government Series.....................................  27
MFS Total Return Series.....................................................  34
Balanced Series.............................................................  41
Alger Equity Growth Series..................................................  55
Capital Growth Series.......................................................  62
Davis Venture Value Series..................................................  68
Harris Oakmark Mid Cap Value Series.........................................  75
Loomis Sayles Small Cap Series..............................................  81
MFS Investors Trust Series..................................................  91
MFS Research Managers Series................................................  99
Westpeak Growth and Income Series........................................... 107
Notes to Financial Statements............................................... 115
Footnotes to Portfolio Managers Commentary.................................. 122

                                   IMPORTANT:

  Some funds appearing in this report may not be available under your variable life or variable annuity product.

STATE STREET RESEARCH MONEY MARKET SERIES
(FORMERLY KNOWN AS BACK BAY ADVISORS MONEY MARKET SERIES)
PORTFOLIO MANAGER: KEVIN LEMA
STATE STREET RESEARCH & MANAGEMENT COMPANY


                                                                         (PHOTO)

Q: HAS THERE BEEN A CHANGE IN THE PORTFOLIO MANAGER OF THIS SERIES?

A: From its inception in 1983 until June 30, 2001, this Series was managed by Back Bay Advisors. Effective on July 1, 2001, State Street Research took over as the portfolio manager and the name of the Series was changed to the State Street Research Money Market Series of the New England Zenith Fund.

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: During the first six months of 2001, the State Street Research Money Market Series posted a total return of 2.5% compared to the 2.0% return of the Three Month Treasury Bill and the 2.4% return of the Lipper Variable Products Money Market Fund Average/5/ over the same period. The total non-annualized return of the B shares from their May 1, 2001 inception date through June 30, 2001 was 0.6%.

Q: WHAT HAS BEEN THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX
MONTHS?

A: During the first six months of 2001, we have seen the U.S. economy slow dra-matically. Corporate America has seen their earning continue to erode. In re-sponse, they have reduced their capital expenditures and workforce. Capital in-vestment has been the driving force behind the current economic expansion and has also been responsible for the large increases in the productivity rate. The Federal Reserve, in response to this economic slowdown, has lowered the Federal Funds rate by a cumulative 275 basis points since the start of the year. The Federal Reserve believes that their aggressive actions will provide the neces-sary liquidity for the economy to rebound later this year.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS THE SERIES INVESTMENT STRATEGY? WHAT CHANGES WERE MADE SINCE THE START OF THE YEAR?

A: In this decreasing rate environment, the Series looked to extend its average days to maturity whenever there was a temporary backup in market rates.

Q. WHAT WERE THE PRINCIPAL FACTORS AFFECTING THE PERFORMANCE OF THE SERIES (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A. The main factor benefiting the Series' performance was its ability to extend its average days to maturity, which allowed it to lock up higher yields for a longer period of time.

(CHECKMARK)

    FUND FACTS
    STATE STREET RESEARCH MONEY MARKET
    SERIES

 GOAL: The highest possible level
 of current income consistent with
 the preservation of capital.

 START DATE: August 26, 1983

 SIZE: $248 million as of June 30,
 2001

 MANAGER: Kevin Lema has been
 managing the Series since State
 Street Research took over Sub
 Advisors responsibilities. He
 joined State Street Research in
 1991.

The State Street Research Money Market Series is neither insured nor guaranteed by the U.S. Government. The Series seeks but cannot assure a stable share price of $100.00.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
STATE STREET RESEARCH MONEY MARKET SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

INVESTMENTS 100.6% OF TOTAL NET ASSETS

    FACE                                         INTEREST MATURITY    VALUE
   AMOUNT   ISSUE                                  RATE     DATE    (NOTE 1A)
            CERTIFICATE OF DEPOSIT--20.8%
 $5,000,000 Toronto Dominion Bank New York....    4.270%    7/2/01 $  4,999,999
  5,000,000 Rabobank Nederland NV.............    5.530%    7/9/01    5,000,057
  4,000,000 Merrill Lynch & Co., Inc.(b) .....    4.730%   7/11/01    4,009,917
  3,000,000 UBS AG Stamford, CT...............    4.680%   7/11/01    3,000,000
  1,570,000 Svenska Handelsbanken, Inc. ......    7.080%   7/23/01    1,572,312
  2,000,000 Credit Suisse First Boston New
             York.............................    3.990%    8/2/01    2,000,034
 10,000,000 Deutsche Bank AG New York.........    4.020%    8/8/01   10,000,209
  7,000,000 National Westminster Bank, Plc. ..    3.960%   8/14/01    6,999,661
  7,000,000 Bank of Nova Scotia...............    4.700%   9/17/01    7,013,096
  7,000,000 Canadian Imperial Bank............    6.700%  10/10/01    7,052,912
                                                                   ------------
            Total Certificate of Deposit
             (Cost: $51,648,197)........................             51,648,197
                                                                   ------------

            CERTIFICATE OF DEPOSIT-EURO DOLLAR--18.1%
  1,000,000 ABN-AMRO..........................    5.380%   7/11/01      999,966
  3,000,000 ABN-AMRO..........................    5.330%   7/11/01    2,999,942
  6,000,000 Credit Suisse.....................    4.040%   7/11/01    6,000,025
  7,000,000 ABN-AMRO..........................    5.420%   7/16/01    7,000,057
  5,000,000 Lloyds TSB Bank, Plc. London......    4.200%    8/6/01    5,000,148
 10,000,000 Barclays Bank, Plc. ..............    4.000%   11/9/01    9,998,461
  7,000,000 Commerzebank AG...................    3.940%  11/13/01    7,001,781
  5,000,000 Lloyds TSB Bank, Plc. London......    3.910%  11/14/01    4,998,326
  1,000,000 Barclays Bank, Plc. ..............    4.040%  11/16/01    1,000,075
                                                                   ------------
            Total Certificate of Deposit-Euro Dollar
             (Cost: $44,998,781)........................             44,998,781
                                                                   ------------

            COMMERCIAL PAPER--60.3%

            AUTOMOBILES--8.7%
  1,000,000 General Motors Acceptance Corp. ..    4.650%    7/3/01      999,742
  3,500,000 Ford Motor Credit Co. ............    4.700%    7/6/01    3,497,715
  6,125,000 American Honda Finance............    4.250%    7/9/01    6,119,215
  5,000,000 Ford Motor Credit Co. ............    5.400%   7/17/01    4,988,000
    600,000 General Motors Acceptance Corp. ..    4.180%   7/23/01      598,468
  1,200,000 Ford Motor Credit Co. ............    3.660%   7/26/01    1,196,950
    300,000 Ford Motor Credit Co. ............    3.880%   7/27/01      299,159
  2,000,000 GMAC Canada, Ltd. ................    3.930%   8/24/01    1,988,210
    850,000 General Motors Acceptance Corp. ..    3.870%   8/27/01      844,792
  1,000,000 Ford Motor Credit Co. ............    3.650%   9/13/01      992,497
                                                                   ------------
                                                                     21,524,748
                                                                   ------------

    FACE                                         INTEREST MATURITY    VALUE
   AMOUNT   ISSUE                                  RATE     DATE    (NOTE 1A)
            BANKS--15.5%
 $4,000,000 Rabobank Nederland NV.............    3.970%   7/5/01  $  3,998,235
  8,000,000 Dresdner U.S. Finance Corp. ......    4.590%   7/9/01     7,991,840
  5,215,000 Citicorp..........................    3.780%  7/18/01     5,205,691
  2,000,000 Commerzbank United States Finance.    4.200%   8/1/01     1,992,767
  2,800,000 UBS Finance, Inc. ................    3.950%   8/2/01     2,790,169
    275,000 UBS Finance, Inc. ................    3.870%   8/2/01       274,054
  2,100,000 UBS Finance, Inc. ................    3.620%  8/21/01     2,089,231
  2,000,000 UBS Finance, Inc. ................    3.860%  8/22/01     1,988,849
  5,280,000 Citicorp..........................    3.560%  8/30/01     5,248,672
  1,100,000 UBS Finance, Inc. ................    3.880%   9/5/01     1,092,175
  6,000,000 Royal Bank of Canada..............    3.760%   3/4/02     5,845,840
                                                                   ------------
                                                                     38,517,523
                                                                   ------------

            FINANCE & BANKING--23.9%
  1,000,000 General Electric Capital Corp. ...    4.660%   7/3/01       999,741
    460,000 Transamerica Finance Corp. .......    4.250%   7/3/01       459,892
    580,000 Transamerica Finance Corp. .......    4.250%   7/5/01       579,726
  5,000,000 Societe General North America,
             Inc. ............................    4.640%  7/17/01     4,989,689
  5,000,000 American Express Credit Corp. ....    3.970%  7/19/01     4,990,075
  2,210,000 American Express Credit Corp. ....    3.970%  7/20/01     2,205,369
  2,490,000 CIT Group Holdings, Inc. .........    4.100%  7/20/01     2,484,612
  1,500,000 American General Finance Corp. ...    3.950%  7/23/01     1,496,379
  3,375,000 General Electric Capital Corp. ...    3.940%  7/23/01     3,366,874
  3,225,000 Household Finance Corp. ..........    3.700%  7/27/01     3,216,382
  4,000,000 American Express Credit Corp. ....    3.870%  7/30/01     3,987,530
  2,525,000 Household Finance Corp. ..........    3.680%   8/3/01     2,516,482
  2,230,000 CIT Group Holdings, Inc. .........    3.950%   8/7/01     2,220,947
  1,500,000 Transamerica Finance Corp. .......    4.170%  8/10/01     1,493,050
  5,000,000 Transamerica Finance Corp. .......    3.940%  8/17/01     4,974,281
  5,000,000 CIT Group Holdings, Inc. .........    3.920%  8/20/01     4,972,778
  1,500,000 American General Finance Corp. ...    4.190%  8/28/01     1,489,874
  3,500,000 Household Finance Corp. ..........    3.590%  8/31/01     3,478,709
    600,000 General Electric Capital Corp. ...    3.900%   9/5/01       595,710
  1,330,000 Household Finance Corp. ..........    3.720%  9/12/01     1,319,967
  1,000,000 General Electric Capital Corp. ...    3.630%  9/14/01       992,438

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
STATE STREET RESEARCH MONEY MARKET SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

INVESTMENTS--(CONTINUED)

    FACE                                         INTEREST MATURITY    VALUE
   AMOUNT   ISSUE                                  RATE     DATE    (NOTE 1A)
            FINANCE & BANKING--(CONTINUED)
 $1,500,000 CIT Group Holdings, Inc. .........    3.870%  9/20/01  $  1,486,939
  5,175,000 General Electric Capital Corp. ...    3.850%  9/20/01     5,130,171
                                                                   ------------
                                                                     59,447,615
                                                                   ------------

            FINANCIAL SERVICES--0.8%
  1,905,000 AIG Funding, Inc. ................    3.700%   8/1/01     1,898,930
                                                                   ------------

            INDUSTRIAL MACHINERY--2.0%
  5,000,000 Deere & Co. ......................    3.870%  8/24/01     4,970,975
                                                                   ------------

            INSURANCE--4.9%
  1,500,000 Prudential Funding Corp. .........    4.660%   7/3/01     1,499,612
  2,200,000 Prudential Funding Corp. .........    3.860%  8/28/01     2,186,318
  1,500,000 American General Corp. ...........    3.640%  9/14/01     1,488,625
  7,000,000 American General Corp. ...........    3.780%  10/3/01     6,930,910
                                                                   ------------
                                                                     12,105,465
                                                                   ------------

            INVESTMENT BROKERAGE--4.5%
  3,445,000 Goldman Sachs Group, L.P. ........    4.000%  7/10/01     3,441,555
  4,855,000 Goldman Sachs Group, L.P. ........    4.220%  7/24/01     4,841,911
  3,000,000 Goldman Sachs Group, L.P. ........    3.920%  8/10/01     2,986,933
                                                                   ------------
                                                                     11,270,399
                                                                   ------------
            Total Commercial Paper
             (Cost: $149,735,655).......................            149,735,655
                                                                   ------------

    FACE                                               VALUE
   AMOUNT   ISSUE                                    (NOTE 1A)
            REPURCHASE AGREEMENT--1.4%
 $3,556,000 State Street Corp. Repurchase
             Agreement dated
             6/29/01 at 2.750% to be
             repurchased at $3,556,815 on
             7/2/01, collateralized by
             $2,835,000 U.S. Treasury Bonds
             8.125% due 8/15/19 with a value
             of $3,633,444....................      $  3,556,000
                                                    ------------
            Total Repurchase Agreement
             (Cost: $3,556,000)...............         3,556,000
                                                    ------------
            Total Investments--100.6%
             (Cost $249,938,633)(a)...........       249,938,633
            Other assets less liabilities--
             (0.6)%...........................        (1,601,873)
                                                    ------------
            TOTAL NET ASSETS--100.0%..........      $248,336,760
                                                    ============

(a) The aggregate cost for federal income tax purposes was $249,938,633.
(b) Variable Rate Security. Rate disclosed was as of June 30, 2001.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
STATE STREET RESEARCH MONEY MARKET SERIES

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)


ASSETS
 Investments at value................................             $249,938,633
 Cash................................................                      491
 Receivable for:
  Fund shares sold...................................                2,153,750
  Dividends and interest.............................                1,345,125
                                                                  ------------
  Total Assets.......................................              253,437,999
LIABILITIES
 Payable for:
  Fund shares redeemed...............................  $4,160,811
  Dividends declared.................................     805,459
 Accrued expenses:
  Management fees....................................      72,810
  Deferred trustees fees.............................      41,013
  Other expenses.....................................      21,146
                                                       ----------
  Total Liabilities..................................                5,101,239
                                                                  ------------
NET ASSETS...........................................             $248,336,760
                                                                  ============
 Net assets consist of:
  Capital paid in....................................             $248,336,867
  Accumulated net realized gains (losses)............                     (107)
                                                                  ------------
NET ASSETS...........................................             $248,336,760
                                                                  ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($248,336,660 divided by 2,483,368 shares of
 beneficial interest)................................             $     100.00
                                                                  ============

CLASS B
Net asset value and redemption price per share ($100
 divided by 1 share of beneficial interest)..........             $     100.00
                                                                  ============
Identified cost of investments.......................             $249,938,633
                                                                  ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

INVESTMENT INCOME
 Interest..................................................          $6,505,016
                                                                     ----------
EXPENSES
 Management fees........................................... $423,263
 Trustees fees and expenses................................    8,976
 Custodian.................................................   42,462
 Audit and tax services....................................    8,214
 Legal.....................................................    2,327
 Printing..................................................   10,223
 Insurance.................................................    2,042
 Miscellaneous.............................................    3,144
                                                            --------
 Total expenses............................................             500,651
                                                                     ----------
NET INVESTMENT INCOME......................................           6,004,365
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net..........................................                (107)
                                                                     ----------
Net gain (loss)............................................                (107)
                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......          $6,004,258
                                                                     ==========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
STATE STREET RESEARCH MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                       JUNE 30,    DECEMBER 31,
                                                         2001          2000
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $  6,004,365  $ 13,349,766
 Net realized gain (loss)..........................          (107)            0
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.     6,004,258    13,349,766
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A...........................................    (6,004,364)  (13,349,766)
 Class B...........................................            (1)            0
                                                     ------------  ------------
 TOTAL DISTRIBUTIONS...............................    (6,004,365)  (13,349,766)
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................     5,991,101   (65,366,690)
                                                     ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........     5,990,994   (65,366,690)
NET ASSETS
 Beginning of the period...........................   242,345,766   307,712,456
                                                     ------------  ------------
 End of the period.................................  $248,336,760  $242,345,766
                                                     ============  ============

OTHER INFORMATION:

CAPITAL SHARES

 At June 30, 2001 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B. Transactions in capital shares were as follows:

                              SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 2001            DECEMBER 31, 2000
                          -------------------------  -------------------------
                            SHARES          $          SHARES          $
                          ----------  -------------  ----------  -------------
CLASS A
 Sales...................  2,582,400  $ 258,239,975   5,340,452  $ 534,045,909
 Reinvestments...........     51,989      5,198,906     133,900     13,389,986
 Redemptions............. (2,574,479)  (257,447,880) (6,128,019)  (612,802,585)
                          ----------  -------------  ----------  -------------
 Net increase (decrease).     59,910  $   5,991,001    (653,667) $ (65,366,690)
                          ==========  =============  ==========  =============
CLASS B
 Sales...................          1            100           0  $           0
 Reinvestments...........          0              0           0              0
 Redemptions.............          0              0           0              0
                          ----------  -------------  ----------  -------------
 Net increase (decrease).          1  $         100           0  $           0
                          ==========  =============  ==========  =============
 Increase (decrease)
  derived from capital
  share transactions ....     59,911  $   5,991,101    (653,667) $ (65,366,690)
                          ==========  =============  ==========  =============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                  CLASS A                                    CLASS B
                          --------------------------------------------------------------  --------------
                          SIX MONTHS                                                      MAY 1, 2001(A)
                            ENDED                 YEAR ENDED DECEMBER 31,                    THROUGH
                           JUNE 30,     ------------------------------------------------     JUNE 30,
                             2001         2000      1999      1998      1997      1996         2001
                          ----------    --------  --------  --------  --------  --------  --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 100.00     $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                           --------     --------  --------  --------  --------  --------     -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       2.47         6.05      4.85      5.13      5.08      4.99        0.00
                           --------     --------  --------  --------  --------  --------     -------
 Total from investment
  operations............       2.47         6.05      4.85      5.13      5.08      4.99        0.00
                           --------     --------  --------  --------  --------  --------     -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (2.47)       (6.05)    (4.85)    (5.13)    (5.08)    (4.99)       0.00
                           --------     --------  --------  --------  --------  --------     -------
 Total distributions....      (2.47)       (6.05)    (4.85)    (5.13)    (5.08)    (4.99)       0.00
                           --------     --------  --------  --------  --------  --------     -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 100.00     $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                           ========     ========  ========  ========  ========  ========     =======
TOTAL RETURN (%)........        2.5 (b)      6.2       5.0       5.3       5.3       5.1         0.6(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............       0.41 (c)     0.41      0.40      0.45      0.45      0.50        0.66(c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............       4.92 (c)     6.04      4.89      5.15      5.21      4.99        0.00(c)
Net Assets, End of
 Period (000)...........   $248,337     $242,346  $307,712  $203,597  $111,009  $116,999     $   0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --           --        --        --      0.50      0.51          --

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

STATE STREET RESEARCH BOND INCOME SERIES
(FORMERLY KNOWN AS BACK BAY ADVISORS BOND INCOME SERIES)
PORTFOLIO MANAGER: DANIEL R. STRELOW
STATE STREET RESEARCH & MANAGEMENT COMPANY

(picture of Daniel R. Strelow)

Q: HAS THERE BEEN A CHANGE IN THE PORTFOLIO MANAGER OF THIS SERIES?

A: From its inception in 1983 until June 30, 2001, this Series was managed by Back Bay Advisors. Effective on July 1, 2001, State Street Research took over as the portfolio manager and the name of the Series was changed to the State Street Research Bond Income Series of the New England Zenith Fund.

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: During the first six months of 2001, the State Street Research Bond Income Series posted a total return of 3.9% compared to the 4.1% return of the Lehman Brothers Intermediate Government / Credit Index/4/ and a 3.4% return of the Lipper Variable Products Intermediate Investment Grade Debt Fund Average/5/ over the same period.

Q: WHAT IS STATE STREET RESEARCH'S OUTLOOK FOR THE MARKET AND THE PORTFOLIO FOR THE NEXT SIX MONTHS?

They see the following as the key factors surrounding the fixed income market.

 . U.S. bonds remain attractive at current levels as the domestic economy is still weakening, foreign economic growth is decelerating rapidly, core inflation is expected to fall, and the Fed is likely to ease short rates more, albeit modestly, than what is currently priced into the market. The Fed is getting closer to the end of the easing cycle.

 . Aggressive monetary easing by the Fed is likely to prevent the U.S. economy from falling into recession. However, growth is expected to remain below potential for another 12 to 24 months as global demand for goods is weak and excess capacity is rationalized.

 . The manufacturing sector recession does not appear to be over, and is not being helped by a continued strengthening in the dollar. One bright spot is autos, where sales have remained strong, supported by heavy discounting. Activity in the technology sector is plunging at a remarkable pace.

 . Inventory reductions and the forward-looking NAPM new orders index, which has been holding above the low set in January, give hope that the manufacturing sector will stabilize. Inventory-to-sales ratios are not yet declining, however.

 .  The construction sector continues to withstand the economic slowdown.

 . Consumer confidence, real wage income, and personal consumption are holding up surprisingly well. However, the risk of a self-reinforcing trend of depressed consumer confidence and weaker household spending remains as employment is continuing to weaken.

 . Consumer debt, relative to income, has risen to a record high level, raising the risks of slower spending ahead.

 . Productivity gains have turned negative, impacted in part by the cyclical slowdown. The corresponding advance in unit labor costs will contribute to a severe squeeze in corporate profits.

 . Declining corporate profits will result in capital spending weakening through the remainder of the year, particularly in the technology area.

 . Inflation is expected to slow as a result of the cyclical economic downturn, and remain well contained at the core level. A noteworthy lack of pricing power is being reported across most industries, energy being an exception.

 . Tax rebates will support consumer spending during the second half of the year. However, increased Federal outlays are likely to be offset by fiscal restraint at the state level, where tax receipts are plunging.

 . The slowdown abroad is becoming more pronounced, and foreign growth forecasts are being revised down as economic data has come in consistently below expectations.

 . In Japan, the economy is rapidly losing momentum and the outlook is grim, as the Bank of Japan has not successfully implemented policy to arrest deflationary pressures. Koizumi has failed to quickly implement reforms, renewing concern over the fragile banking system where bad debts are mounting.

 . In Europe, the narrow focus on inflation in setting monetary policy is causing price pressures to remain high through the weakness of the euro currency. A sharp cyclical slowdown is in the process of unfolding, which will eventually result in lower inflation and interest rates. Much negative sentiment is already priced into the euro.

                                          [CHECKMARK]
                                               FUND FACTS
                                               STATE STREET RESEARCH BOND
                                               INCOME SERIES

[GRAPH APPEARS HERE]                      GOAL: A high level of current
                                          income consistent with the
                                          protection of capital.

                                          START DATE: August 26, 1983

                                          SIZE: $316 million as of June 30,
                                          2001

                                          MANAGER: Daniel R. Strelow has
                                          managed the Series since State
                                          Street Research took over
                                          subadvisor responsibilities. He
                                          joined State Street Research in
                                          1988.
                             STATE STREET           LEHMAN BROTHERS
                             RESEARCH BOND           INTERMEDIATE
                             INCOME SERIES         GOVERNMENT/CREDIT
 1         6/30/91              10,000                  10,000
 2         6/30/92              11,603                  11,317
 3         6/30/93              13,274                  12,504
 4         6/30/94              13,102                  12,472
 5         6/30/95              15,020                  13,766
 6         6/30/96              15,833                  14,456
 7         6/30/97              17,491                  15,499
 8         6/30/98              19,464                  16,823
 9         6/30/99              19,989                  17,527
10       6/30/2000              20,840                  18,268
11       6/20/2001              22,781                  20,285
                          AVERAGE ANNUAL TOTAL RETURN
                                                    LIPPER VARIABLE
                                                       INTERMEDIATE
                             LEHMAN INTERMEDIATE    INVESTMENT GRADE
              BOND INCOME*    GOVERNMENT/CREDIT       DEBT AVERAGE
6 Months         3.9%               4.1%                   3.4%
  1 Year         9.3               11.0                   10.1
 3 Years         5.4                8.4                    5.3
 5 Years         7.6                7.0                    6.7
10 Years         8.6                7.3                    7.4
* STATE STREET RESEARCH BOND INCOME SERIES


The total non-annualized return of the Class B shares from their May 1, 2001 inception date through June 30, 2001 was 0.5%.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
STATE STREET RESEARCH BOND INCOME SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--93.5% OF TOTAL NET ASSETS

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            AEROSPACE & DEFENSE--0.8%
 $  345,000 Lockheed Martin Corp. 8.200%, 12/01/09..............   $    372,158
    890,000 Lockheed Martin Corp. 8.500%, 12/01/29..............        989,786
  1,300,000 Northrop Grumman Corp. (144A) 7.125%, 02/15/11......      1,286,851
                                                                   ------------
                                                                      2,648,795
                                                                   ------------

            ASSET BACKED--0.6%
  1,800,000 Connecticut RRB Special Purpose Trust 5.360%,
             03/30/07...........................................      1,798,805
                                                                   ------------

            AUTOMOBILES--0.7%
  2,231,181 AmeriCredit Automobile Receivables Trust 7.150%,
             08/12/04...........................................      2,275,195
                                                                   ------------

            BROADCASTING--4.0%
  2,300,000 CSC Holdings, Inc. 7.875%, 02/15/18.................      2,128,850
  2,000,000 CSC Holdings, Inc. 7.625%, 07/15/18.................      1,805,844
    770,000 News America Holdings, Inc. 10.125%, 10/15/12.......        838,227
  2,790,000 News America Holdings, Inc. 8.250%, 08/10/18........      2,784,719
  1,800,000 News America Holdings, Inc. 7.750%, 02/01/24........      1,702,553
  2,935,000 Tele Communications, Inc. 9.250%, 01/15/23..........      3,098,183
    400,000 Tele Communications, Inc. 8.750%, 02/15/23..........        407,048
                                                                   ------------
                                                                     12,765,424
                                                                   ------------

            BUSINESS SERVICES--0.8%
    200,000 Aramark Services, Inc. 7.000%, 07/15/06.............        191,978
  2,570,000 Equifax, Inc. 6.900%, 07/01/28......................      2,242,363
                                                                   ------------
                                                                      2,434,341
                                                                   ------------

            COMMUNICATION SERVICES--0.5%
  1,470,000 AOL Time Warner, Inc. 6.750%, 04/15/11..............      1,449,188
                                                                   ------------

            COMMUNICATIONS--1.8%
  2,450,000 Comcast Cable Communications 6.750%, 01/30/11.......      2,398,680
  3,000,000 Continental Cablevision, Inc. 9.500%, 08/01/13......      3,335,229
                                                                   ------------
                                                                      5,733,909
                                                                   ------------

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             DOMESTIC OIL--0.5%
 $ 1,050,000 Chevron Phillips Chemical 7.000%, 03/15/11.........   $  1,037,507
     605,000 Pioneer Natural Resources Co. 9.625%, 04/01/10.....        663,954
                                                                   ------------
                                                                      1,701,461
                                                                   ------------

             ELECTRIC UTILITIES--6.2%
   1,610,000 AES Corp. 9.375%, 09/15/10.........................      1,634,150
   1,730,000 AES Corp. 8.875%, 02/15/11.........................      1,699,725
     920,000 AES Eastern Energy, L.P. 9.670%, 01/02/29..........        917,120
     890,000 American Electric Power, Inc. 6.125%, 05/15/06.....        879,402
     991,000 BVPS II Funding Corp. 8.680%, 06/01/17.............      1,059,415
     840,000 BVPS II Funding Corp. 8.890%, 06/01/17.............        906,179
   1,690,000 Dynegy Holdings, Inc. 6.875%, 04/01/11.............      1,654,554
   2,657,000 EIP Funding Corp.
              10.250%, 10/01/12.................................      2,771,464
     440,000 Exelon Corp. 6.750%, 05/01/11......................        433,893
   1,080,000 NRG Energy, Inc. 7.750%, 04/01/11..................      1,094,711
   1,460,000 Progress Energy, Inc. 7.100%, 03/01/11.............      1,481,206
   1,210,000 Sempra Energy 6.950%, 12/01/05.....................      1,191,636
   1,290,000 Southern California Edison Co. 7.200%, 11/03/03....        948,150
   2,780,000 Southern Energy, Inc. (144A) 8.625%, 06/30/12......      2,865,699
                                                                   ------------
                                                                     19,537,304
                                                                   ------------

             FEDERAL AGENCIES--24.5%
         109 Federal Home Loan Mortgage Corp. 9.000%, 09/01/01..            111
   6,100,000 Federal Home Loan Mortgage Corp. 5.000%, 01/15/04..      6,117,141
     210,000 Federal Home Loan Mortgage Corp. 5.250%, 01/15/06,
              (EUR).............................................        181,317
   5,000,000 Federal National Mortgage Association 6.500%,
              08/15/04..........................................      5,199,200
   6,250,000 Federal National Mortgage Association 5.250%,
              01/15/09..........................................      5,966,969
   1,735,000 Federal National Mortgage Association 6.625%,
              11/15/10..........................................      1,792,463
   2,261,757 Federal National Mortgage Association 6.500%,
              07/01/14..........................................      2,274,966
   2,971,059 Federal National Mortgage Association 6.500%,
              11/01/27..........................................      2,931,455
  10,783,617 Federal National Mortgage Association 7.500%,
              06/01/30..........................................     11,008,240

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
STATE STREET RESEARCH BOND INCOME SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             FEDERAL AGENCIES--(CONTINUED)
 $ 1,389,907 Federal National Mortgage Association 7.000%,
              07/01/30..........................................   $  1,396,995
  12,276,770 Federal National Mortgage Association 7.000%,
              10/01/30..........................................     12,333,978
  13,497,871 Federal National Mortgage Association 6.500%,
              06/01/31..........................................     13,292,568
      64,006 Government National Mortgage Association 9.000%,
              10/15/16..........................................         69,228
      40,581 Government National Mortgage Association 8.500%,
              01/15/17..........................................         43,220
      42,317 Government National Mortgage Association 8.500%,
              02/15/17..........................................         45,075
      54,111 Government National Mortgage Association 8.500%,
              03/15/17..........................................         57,635
      95,440 Government National Mortgage Association 8.500%,
              05/15/17..........................................        101,659
      13,634 Government National Mortgage Association 8.500%,
              07/15/17..........................................         14,522
       5,241 Government National Mortgage Association 8.500%,
              11/15/17..........................................          5,582
      35,829 Government National Mortgage Association 8.500%,
              06/15/20..........................................         37,963
      58,826 Government National Mortgage Association 8.500%,
              03/15/21..........................................         62,219
      16,738 Government National Mortgage Association 8.500%,
              10/15/21..........................................         17,703
      75,636 Government National Mortgage Association 8.500%,
              11/15/21..........................................         79,998
      39,348 Government National Mortgage Association 8.500%,
              05/15/22..........................................         41,494
     100,033 Government National Mortgage Association 8.500%,
              10/15/22..........................................        105,490
   2,313,538 Government National Mortgage Association 7.000%,
              02/15/24..........................................      2,351,087
   1,614,968 Government National Mortgage Association 6.500%,
              11/15/28..........................................      1,600,563
   2,502,175 Government National Mortgage Association 6.000%,
              01/15/29..........................................      2,424,257
   3,468,572 Government National Mortgage Association 6.500%,
              05/15/29..........................................      3,437,632
   1,129,254 Government National Mortgage Association 8.000%,
              11/15/29..........................................      1,170,223
   3,192,384 Government National Mortgage Association 7.000%,
              04/15/31..........................................      3,224,213
                                                                   ------------
                                                                     77,385,166
                                                                   ------------

             FINANCE & BANKING--11.5%
   7,180,000 American General Finance Corp. 8.450%, 10/15/09....      7,987,061
   2,160,000 Capital One Bank 6.875%, 02/1/06...................      2,110,644
     760,000 Citigroup, Inc. 6.750%, 12/1/05....................        786,287

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             FINANCE & BANKING--(CONTINUED)
 $ 1,660,000 Citigroup, Inc. 6.500%, 01/18/11...................   $  1,650,528
   1,550,000 Conseco, Inc. 9.000%, 10/15/06.....................      1,453,125
   3,940,000 Ford Motor Credit Co. 7.375%, 02/01/11.............      3,984,888
   3,200,000 General Motors Acceptance Corp. 6.750%, 01/15/06...      3,252,589
   1,560,000 General Motors Acceptance Corp. 7.250%, 03/02/11...      1,580,834
   2,950,000 Merita Bank, Ltd. (144A) 7.500%, 12/29/49..........      3,024,688
   2,320,000 NiSource Finance Corp. 7.875%, 11/15/10............      2,462,033
   1,900,000 Qwest Capital Funding, Inc. (144A) 7.250%,
              02/15/11..........................................      1,884,150
   1,900,000 Qwest Capital Funding, Inc. (144A) 7.750%,
              02/15/31..........................................      1,869,004
     500,000 State Street Institutional Capital (144A) 7.940%,
              12/30/26..........................................        506,853
   3,650,000 Verizon Global Funding Corp. (144A) 7.750%,
              12/01/30..........................................      3,765,168
                                                                   ------------
                                                                     36,317,852
                                                                   ------------

             FINANCIAL SERVICES--1.3%
   1,850,000 General Electric Capital Corp. 6.800%, 11/01/05....      1,939,505
   2,000,000 UBS Preferred Funding Trust I 8.622%, 10/29/49.....      2,165,416
                                                                   ------------
                                                                      4,104,921
                                                                   ------------

             FOOD & BEVERAGES--0.3%
     580,000 Kellogg Co. (144A) 6.600%, 04/01/11................        567,779
     440,000 Kellogg Co. (144A) 7.450%, 04/01/31................        441,054
                                                                   ------------
                                                                      1,008,833
                                                                   ------------

             FOREIGN CORPORATE--2.4%
   1,685,000 Corning, Inc. (144A) 5.625%, 02/18/05, (EUR).......      1,393,682
   2,845,000 KPNQuest 7.125%, 06/01/09, (EUR)...................      1,374,267
   1,100,000 Kappa Beheer B.V. 10.625%, 07/15/09, (EUR).........      1,007,702
   7,495,000 World Bank
              5.500%, 05/14/03, (AUD)...........................      3,811,357
                                                                   ------------
                                                                      7,587,008
                                                                   ------------

             GAS & PIPELINE UTILITIES--0.4%
   1,380,000 Alliance Pipeline L.P. (144A) 6.996%, 12/31/19.....      1,355,935
                                                                   ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
STATE STREET RESEARCH BOND INCOME SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             INDUSTRIALS--0.3%
 $   820,000 Praxair, Inc. 6.500%, 03/01/08.....................   $    815,040
                                                                   ------------

             MINING--1.4%
   4,400,000 Phelps Dodge Corp. 9.500%, 06/01/31................      4,321,526
                                                                   ------------

             PAPER & FOREST--0.4%
     470,000 Georgia Pacific Corp. 8.875%, 05/15/31.............        471,802
     730,000 Stora Enso Corp. 7.375%, 05/15/11..................        740,923
                                                                   ------------
                                                                      1,212,725
                                                                   ------------

             PETROLEUM SERVICES--1.4%
   2,670,000 Kinder Morgan Energy Partners, L.P. 6.750%,
              03/15/11..........................................      2,632,585
   1,700,000 Transocean Sedco Forex, Inc. (144A) 6.625%,
              04/15/11..........................................      1,671,624
                                                                   ------------
                                                                      4,304,209
                                                                   ------------

             RAILROADS & EQUIPMENT--0.7%
   2,220,000 CSX Corp. 6.750%, 03/15/11.........................      2,181,887
                                                                   ------------

             RETAIL--3.3%
     950,000 Delhaize America, Inc. (144A) 8.125%, 04/15/11.....        992,607
     540,000 Delhaize America, Inc. (144A) 9.000%, 04/15/31.....        588,992
   3,865,000 Great Atlantic & Pacific Tea, Inc.
              7.750%, 04/15/07..................................      3,095,892
   1,645,000 J.C. Penney Co., Inc. 9.750%, 06/15/21.............      1,447,542
   1,180,000 Rite Aid Corp. 7.125%, 01/15/07....................        991,200
     630,000 Rite Aid Corp. 7.700%, 02/15/27....................        469,350
   2,740,000 The Kroger Co. 7.800%, 08/15/07....................      2,905,370
                                                                   ------------
                                                                     10,490,953
                                                                   ------------

             TELEPHONE--11.6%
   2,500,000 AT&T Corp. 8.350%, 01/15/25........................      2,554,927
   1,610,000 AT&T Wireless Services, Inc. (144A) 8.750%,
              03/01/31..........................................      1,677,203
   2,570,000 British Telecommunications, Plc. 1.000%, 12/15/10..      2,734,537
   1,940,000 Citizens Communications Co. 9.250%, 05/15/11.......      2,020,056
     500,000 LCI International, Inc. 7.250%, 06/15/07...........        514,604
   4,150,000 MCI Communications Corp. 7.125%, 06/15/27..........      4,231,921
   3,000,000 McLeodUSA, Inc. 8.125%, 02/15/09...................      1,597,500
   2,000,000 Qwest Communications International, Inc. 7.500%,
              11/01/08..........................................      2,028,816

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             TELEPHONE--(CONTINUED)
 $   610,000 Royal KPN NV (144A) 8.000%, 10/01/10...............   $    586,153
   1,190,000 Sprint Capital Corp. 7.625%, 01/30/11..............      1,182,718
     615,000 Sprint Capital Corp. 6.900%, 05/01/19..............        540,126
   1,360,000 Telefonica Europe BV 7.750%, 09/15/10..............      1,401,534
   3,400,000 Telefonos de Mexico S.A. (144A) 8.250%, 01/26/06...      3,523,250
   4,800,000 Verizon Communications 7.900%, 02/01/27............      4,772,458
   6,900,000 Worldcom, Inc. 8.875%, 01/15/06....................      7,114,969
                                                                   ------------
                                                                     36,480,772
                                                                   ------------

             U.S. TREASURY--5.9%
   2,140,000 United States Treasury Bonds 8.125%, 08/15/21......      2,689,038
   1,585,000 United States Treasury Bonds 6.250%, 05/15/30......      1,681,340
     180,000 United States Treasury Notes 5.750%, 11/15/05......        184,358
   6,500,000 United States Treasury Notes 5.625%, 05/15/08......      6,755,905
   4,300,000 United States Treasury Notes 6.500%, 02/15/10......      4,618,458
   2,640,000 United States Treasury Notes 5.000%, 02/15/11......      2,561,196
                                                                   ------------
                                                                     18,490,295
                                                                   ------------

             UTILITIES--0.8%
   2,410,000 PSEG Power, L.L.C. (144A) 7.750%, 04/15/11.........      2,487,358
                                                                   ------------

             YANKEE--11.4%
   1,970,000 Abitibi Consolidated, Inc. 6.950%, 04/01/08........      1,920,019
     410,000 Abitibi Consolidated, Inc. 8.550%, 08/01/10........        430,533
   1,550,000 Alcan Aluminum Ltd. 6.450%, 03/15/11...............      1,518,481
   1,800,000 British Sky Broadcasting Group, Plc. 8.200%,
              07/15/09..........................................      1,782,392
   2,750,000 Global Crossing Holdings, Ltd. (144A) 8.700%,
              08/01/07..........................................      2,103,750
   3,100,000 HQI Transelec Chile S.A. (144A) 7.875%, 04/15/11...      3,117,227
   4,000,000 Hydro Quebec 8.050%, 07/07/24......................      4,499,084
   1,600,000 KPNQuest 8.125%, 06/01/09..........................        920,000
     900,000 Kappa Beheer B.V. 10.625%, 07/15/09................        949,500

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
STATE STREET RESEARCH BOND INCOME SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

             YANKEE--(CONTINUED)
 $ 4,140,000 PDVSA Finance, Ltd. 8.750%, 02/15/04................   $  4,200,071
   1,540,000 PVNGS II Funding Corp., Inc. 8.000%, 12/30/15.......      1,558,672
     800,000 Pemex Finance, Ltd. 8.020%, 05/15/07................        833,732
   1,000,000 Pemex Finance, Ltd. 9.690%, 08/15/09................      1,095,255
   1,500,000 Pemex Finance, Ltd. 9.150%, 11/15/18................      1,628,062
     520,000 Republic of Panama 9.625%, 02/08/11.................        527,800
   3,080,000 Republic of Panama 8.875%, 09/30/27.................      2,802,900
   2,600,000 SK Telecom, Ltd. 7.750%, 04/29/04...................      2,706,426
   2,750,000 United Mexican States 8.500%, 02/01/06..............      2,887,500
     600,000 United Mexican States 9.875%, 02/01/10..............        657,900
                                                                    ------------
                                                                      36,139,304
                                                                    ------------
             Total Bonds & Notes
              (Identified Cost $298,130,134).....................    295,028,206
                                                                    ------------

SHORT-TERM INVESTMENT--4.6%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             REPURCHASE AGREEMENT--4.6%
 $14,472,000 State Street Corp. Repurchase Agreement dated
              6/29/01 at 2.750% to be repurchased at $14,475,317
              on 7/2/01, Collateralized by $12,515,000 U.S.
              Treasury Bonds 7.500% due 11/15/16 with a value of
              $14,763,195.......................................   $ 14,472,000
                                                                   ------------
             Total Short Term Investment
              (Identified Cost $14,472,000).....................     14,472,000
                                                                   ------------
             Total Investments--98.1%
              (Identified Cost $312,602,134)(a)                     309,500,206
             Other assets less liabilities......................      6,021,904
                                                                   ------------
             TOTAL NET ASSETS--100%.............................   $315,522,110
                                                                   ============

(a) Federal Tax Information:
  At June 30, 2001 the net unrealized depreciation on investments based on cost of $312,602,134 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 6,372,753
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (9,474,681)
                                                                   -----------
   Net unrealized depreciation.................................... $(3,101,928)
                                                                   ===========

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $35,709,027 or 11.3% of net assets.
AUD--Australian Dollar
EUR--Euro Currency

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)


ASSETS
 Investments at value...................................           $309,500,206
 Cash...................................................                    177
 Receivable for:
  Fund shares sold......................................                981,125
  Dividends and interest................................              5,741,563
                                                                   ------------
  Total Assets..........................................            316,223,071
LIABILITIES
 Payable for:
  Fund shares redeemed..................................  $512,541
 Accrued expenses:
  Management fees.......................................   103,949
  Deferred trustees fees................................    54,101
  Other expenses........................................    30,370
                                                          --------
  Total Liabilities.....................................                700,961
                                                                   ------------
NET ASSETS..............................................           $315,522,110
                                                                   ============
 Net assets consist of:
  Capital paid in.......................................           $323,466,697
  Undistributed net investment income...................              4,371,773
  Accumulated net realized gains
   (losses).............................................             (9,209,853)
  Unrealized appreciation (depreciation) on investments
   and foreign currency.................................             (3,106,507)
                                                                   ------------
NET ASSETS..............................................           $315,522,110
                                                                   ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($315,512,088 divided by 3,021,279 shares of beneficial
 interest)..............................................           $     104.43
                                                                   ============

CLASS B
Net asset value and redemption price per share ($10,022
 divided by 97 shares
 of beneficial interest)................................           $     103.84
                                                                   ============
Identified cost of investments..........................           $312,602,134
                                                                   ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

INVESTMENT INCOME
 Interest................................................           $11,267,039
                                                                    -----------
EXPENSES
 Management fees......................................... $602,737
 Trustees fees and expenses..............................   12,785
 Custodian...............................................   49,571
 Audit and tax services..................................   10,214
 Legal...................................................    2,878
 Printing................................................   18,528
 Insurance...............................................    2,696
 Miscellaneous...........................................    2,472
                                                          --------
 Total expenses .........................................               701,881
                                                                    -----------
NET INVESTMENT INCOME....................................            10,565,158
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net........................................  (45,339)
 Foreign currency transactions--net......................     (640)     (45,979)
                                                          --------
Unrealized appreciation (depreciation) on:
 Investments--net........................................  748,171
 Foreign currency transactions--net......................  (11,523)     736,648
                                                          --------  -----------
Net gain (loss)..........................................               690,669
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS....           $11,255,827
                                                                    ===========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                       JUNE 30,    DECEMBER 31,
                                                         2001          2000
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $ 10,565,158  $ 20,195,483
 Net realized gain (loss)..........................       (45,979)   (7,456,919)
 Unrealized appreciation (depreciation)............       736,648     8,725,145
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.    11,255,827    21,463,709
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
  Class A..........................................   (25,861,184)            0
  Class B..........................................             0             0
                                                     ------------  ------------
 TOTAL DISTRIBUTIONS...............................   (25,861,184)            0
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................    46,987,368   (22,179,402)
                                                     ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........    32,382,011      (715,693)
NET ASSETS
 Beginning of the period...........................   283,140,099   283,855,792
                                                     ------------  ------------
 End of the period.................................  $315,522,110  $283,140,099
                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period.................................  $  4,371,773  $ 19,667,799
                                                     ============  ============

OTHER INFORMATION:

CAPITAL SHARES

 At June 30, 2001 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B. Transactions in capital shares were as follows:

                                   SIX MONTHS ENDED          YEAR ENDED
                                    JUNE 30, 2001         DECEMBER 31, 2000
                                 ---------------------  ----------------------
                                  SHARES        $        SHARES        $
                                 --------  -----------  --------  ------------
CLASS A
 Sales..........................  553,121  $60,699,274   690,689  $ 71,907,148
 Reinvestments..................  249,939   25,861,184         0             0
 Redemptions.................... (363,795) (39,583,090) (908,012)  (94,086,550)
                                 --------  -----------  --------  ------------
 Net increase (decrease)........  439,265  $46,977,368  (217,323) $(22,179,402)
                                 ========  ===========  ========  ============
CLASS B
 Sales..........................       97  $    10,000         0  $          0
 Reinvestments..................        0            0         0             0
 Redemptions....................        0            0         0             0
                                 --------  -----------  --------  ------------
 Net increase (decrease)........       97       10,000         0  $          0
                                 ========  ===========  ========  ============
 Increase (decrease) derived
  from capital share
  transactions..................  439,362  $46,987,368  (217,323) $(22,179,402)
                                 ========  ===========  ========  ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
STATE STREET RESEARCH BOND INCOME SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                  CLASS A                                   CLASS B
                          -------------------------------------------------------------  --------------
                          SIX MONTHS                                                     MAY 1, 2001[A]
                            ENDED                 YEAR ENDED DECEMBER 31,                   THROUGH
                           JUNE 30,     -----------------------------------------------     JUNE 30,
                             2001         2000     1999      1998      1997      1996         2001
                          ----------    -------- --------  --------  --------  --------  --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 109.66     $ 101.40 $ 109.89  $ 108.52  $ 105.63  $ 108.67     $103.37
                           --------     -------- --------  --------  --------  --------     -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       3.28         7.82     7.67      6.76      7.43      7.72        1.14
 Net realized and
  unrealized gain (loss)
  on investments........       0.94         0.44    (8.18)     3.00      4.05     (2.70)      (0.67)
                           --------     -------- --------  --------  --------  --------     -------
 Total from investment
  operations............       4.22         8.26    (0.51)     9.76     11.48      5.02        0.47
                           --------     -------- --------  --------  --------  --------     -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (9.45)        0.00    (7.72)    (6.64)    (7.51)    (7.74)       0.00
 Distributions from net
  realized capital
  gains.................       0.00         0.00    (0.16)    (1.75)    (1.08)    (0.32)       0.00
 Distributions in excess
  of net realized
  capital gains.........       0.00         0.00    (0.10)     0.00      0.00      0.00        0.00
                           --------     -------- --------  --------  --------  --------     -------
 Total distributions....      (9.45)        0.00    (7.98)    (8.39)    (8.59)    (8.06)       0.00
                           --------     -------- --------  --------  --------  --------     -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 104.43     $ 109.66 $ 101.40  $ 109.89  $ 108.52  $ 105.63     $103.84
                           ========     ======== ========  ========  ========  ========     =======
TOTAL RETURN (%)........        3.9 (b)      8.1     (0.5)      9.0      10.9       4.6         0.5 (b)
Ratio of operating
 expenses to average net
 assets (%).............       0.47 (c)     0.47     0.48      0.48      0.52      0.52        0.72 (c)
Ratio of net investment
 income to average net
 assets (%).............       7.01 (c)     7.37     7.12      6.66      6.97      7.22        6.76 (c)
Portfolio turnover rate
 (%)....................         69 (c)       81       77        82        40        98          69 (c)
Net assets, end of
 period (000)...........   $315,512     $283,140 $283,855  $267,791  $202,888  $180,359     $    10

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
PORTFOLIO MANAGERS: ROGER LAVAN, PETER WILBY AND DAVID SCOTT
SALOMON BROTHERS ASSET MANAGEMENT INC

[LOGO OF ROGER LAVAN]
[LOGO OF PETER WILBY]

[LOGO OF DAVID SCOTT]

Q: HOW DID THE SERIES PERFORM OVER THE FIRST HALF OF 2001?

A: For the six months ended June 30, 2001, the Salomon Brothers Strategic Bond Opportunities Series returned 3.7% compared to a 3.6% return for the Lehman Brothers Aggregate Bond Index1 and a 1.7% return for Lipper Variable Insurance Products General Bond Fund Average5.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: What began early in 2001 as a concern about the potential meltdown of cer-tain key economic sectors (especially technology), as well as the effects on consumer spending and confidence, resulted in a series of decisive short-term interest rate cuts by the Federal Reserve Board. By June 30, 2001, the Fed had cut a total of 275 basis points, reducing the rate to 3.75%, and clearly sug-gesting the likelihood of future cuts during the second half of the year.

At the outset of the second quarter, the Treasury market gave back some of its 1st quarter outperformance. In April, the sluggish stock market rallied strongly off market lows. The Fed's activities and the difficulties in the eq-uity markets have provided a steady boost to fixed income products, including the Series, throughout the year. The Fed's cuts in particular--perhaps the most significant factor in the Series' year-to-date performance--have steep-ened the yield curve and narrowed spreads in most sectors of the bond market, encouraging a steady rise in bond prices.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: The Series has been able to benefit from the above- mentioned market condi-tions by pursuing three essential strategies. First, we've allocated assets among four distinct segments of the global fixed income market: U.S. invest-ment grade, U.S. high yield, emerging market debt, and global government bonds. We have typically been heavily allocated in U.S. investment grade bonds, which have performed well year-to-date. The Series' overweight in that sector has been one of our most effective decisions of the period. Second, we have tried to avoid--and were therefore significantly underweighted in--the debt of telecommunication companies, the hardest-hit segments of the high yield market in 2001. Finally, we've tried to adhere rigorously to our policy of being cash-flow buyers rather than business plan buyers. In markets as vol-atile as these, we believe we have been well served by investing in the bonds of companies clearly capable of making interest payments and keeping their hamster wheels turning. Other strategies we've employed include maintaining a somewhat defensive position regarding high yield allocations, very low weight in global government bonds (because we believe U.S. value to be at least equal to, if not better than, its foreign counterparts), and a small but significant allocation to emerging market debt.

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We expect that the environment will remain generally friendly to bond in-vestors during the second half of the year. Although the bulk of the Fed's ac-tivities have probably been largely completed, we certainly believe there will be further cuts, albeit at a slower pace. If there are early signs of a recov-ery or if the favorable effects of the Fed cuts begin to emerge early on, we are prepared to reduce our defensive stance on high yield. However, if it be-comes clear that global markets have bottomed, we believe it will be a good time to buy.

                                               [CHECKMARK]
                                               FUND FACTS
                                               SALOMON BROTHERS STRATEGIC BOND
                                               OPPORTUNITIES SERIES

                                               Goal: A high level of total
                                               return consistent with the
                                               preservation of capital.

                                               Start date: October 31, 1994

                                               Size: $101 million as of June 30,
                                               2001

                                               Managers: Peter Wilby and David
                                               Scott have co-managed the Series
                                               since its inception in October
                                               1994. Roger Lavan began co-
                                               managing the Series in June
                                               1998. Mr. Wilby and Mr. Scott
                                               have also managed the Salomon
                                               Brothers Investment Series--
                                               Strategic Bond Fund since March
                                               1995 and the North American
                                               Strategic Income Fund since
                                               March 1995. Mr. Wilby has also
                                               managed the Salomon Brothers
                                               Investment Series--High Yield
                                               Bond Fund since March 1995. Mr.
                                               Lavan has also managed the
                                               Salomon Brothers Investment
                                               Series--U.S. Government Income
                                               Fund and North American U.S.
                                               Government Securities Fund since
                                               January 1992 and the Salomon
                                               Brothers U.S. Government Series
                                               since 1994. He joined Salomon
                                               Brothers in 1990.



                                SALOMON BROTHERS        LEHMAN BROTHERS
                                   STRATEGIC            AGGREGATE BOND
 1            10/31/94              10,000                  10,000
 2             6/30/95              11,075                  11,196
 3             6/30/96              12,389                  11,758
 4             6/30/97              14,144                  12,716
 5             6/30/98              15,377                  14,057
 6             6/30/99              15,220                  14,499
 7           6/30/2000              15,787                  15,161
 8           6/30/2001              17,178                  16,864

AVERAGE ANNUAL TOTAL RETURN
                                                             LIPPER VARIABLE
                       STRATEGIC BOND      LEHMAN BROTHERS     GENERAL BOND
                    OPPORTUNITIES SERIES   AGGREGATE BOND      FUND AVERAGE
6 Months                    3.7%                 3.6%              1.7%
1 Year                      8.8                 11.2               5.1
3 Years                     3.8                  6.3               2.7
5 Years                     6.8                  7.5               5.8
Since Inception             8.5                  8.2               n/a


The total non-annualized return of the Class B shares from their May 1, 2001 inception date through June 30, 2001 was 0.6%.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF JUNE 30, 2001

BONDS & NOTES--90.3%

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             ADVERTISING--0.2%
 $   200,000 Lamar Media Corp. 9.625%, 12/01/06.................   $    210,000
                                                                   ------------

             AEROSPACE & DEFENSE--0.3%
     200,000 BE Aerospace, Inc. 9.500%, 11/01/08................        203,000
     125,000 Sequa Corp. 9.000%, 08/01/09.......................        124,375
     250,000 Stellex Technologies, Inc. 9.500%, 11/01/07 (b)....          8,750
                                                                   ------------
                                                                        336,125
                                                                   ------------

             AIR TRAVEL--0.7%
     125,000 Northwest Airlines, Inc. 7.625%, 03/15/05..........        119,375
     600,000 U.S. Airways 2000-3G 7.890%, 03/01/19..............        628,404
                                                                   ------------
                                                                        747,779
                                                                   ------------

             APPAREL & TEXTILES--0.3%
     250,000 Collins & Aikman Floorcovering Corp. 10.000%,
              01/15/07..........................................        248,476
     125,000 Polymer Group, Inc. 9.000%, 07/01/07...............         46,250
      45,000 Westpoint Stevens, Inc. 7.875%, 06/15/05...........         17,550
                                                                   ------------
                                                                        312,276
                                                                   ------------

             AUTO PARTS--0.6%
     100,000 Dura Operating Corp. 9.000%, 05/01/09..............         94,000
     500,000 Goodyear Tire & Rubber Co. 8.125%, 03/15/03........        512,591
                                                                   ------------
                                                                        606,591
                                                                   ------------

             AUTOMOBILES--0.4%
     200,000 Avis Group Holdings, Inc. 11.000%, 05/01/09........        224,520
     250,000 Breed Technologies, Inc. 9.250%, 04/15/08 (b)......             25
     250,000 Foamex L.P. 9.875%, 06/15/07.......................        166,250
     250,000 Key Plastics, Inc. 10.250%, 03/15/07 (b)...........         12,500
                                                                   ------------
                                                                        403,295
                                                                   ------------

             BROADCASTING--0.9%
     100,000 Nextmedia Operating, Inc. 10.750%, 07/01/11........         98,510
     400,000 United International Holdings, Inc. 0/3.750%,
              02/14/03 (c)......................................        128,000
     700,000 Viacom, Inc. 6.625%, 05/15/11......................        685,351
                                                                   ------------
                                                                        911,861
                                                                   ------------

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             BUILDING & CONSTRUCTION--0.4%
 $   250,000 Jordan Industries, Inc. 0/11.75%, 04/01/09 (c).....   $    141,250
     250,000 Nortek, Inc. 9.875%, 03/01/04......................        253,750
                                                                   ------------
                                                                        395,000
                                                                   ------------

             BUSINESS SERVICES--1.2%
     600,000 Cendant Corp. 7.750%, 12/01/03.....................        612,690
     250,000 Iron Mountain, Inc. 10.125%, 10/01/06..............        264,375
     150,000 Mail Well I Corp. 8.750%, 12/15/08.................        129,000
     100,000 Parker Drilling Co. 9.750%, 11/15/06...............        102,000
     125,000 R.H. Donnelley, Inc. 9.125%, 06/01/08..............        127,500
     250,000 Safety-Kleen Services, Inc. 9.250%, 06/01/08 (b)...          6,250
                                                                   ------------
                                                                      1,241,815
                                                                   ------------

             CHEMICALS--0.2%
     140,000 Borden Chemicals & Plastics Operating 9.500%,
              05/01/05(b).......................................         25,200
     150,000 ISP Chemco, Inc. 10.250%, 07/01/11.................        150,000
      75,000 Millennium America, Inc. 9.250%, 06/15/08..........         74,625
                                                                   ------------
                                                                        249,825
                                                                   ------------

             COAL--0.1%
      81,000 P&L Coal Holdings Corp. 9.625%, 05/15/08...........         85,860
                                                                   ------------

             COLLATERALIZED MORTGAGE OBLIGATIONS--0.9%
     900,000 ContiMortgage Home Equity Loan (144A) 7.000%,
              12/01/29 (d)......................................        620,955
     300,358 IndyMac Home Equity Loan (144A) 8.000%, 07/25/01...        296,228
                                                                   ------------
                                                                        917,183
                                                                   ------------

             COMMUNICATIONS--2.5%
     175,000 AT&T Wireless Services, Inc. 7.875%, 03/01/11......        175,334
     185,000 Adelphia Communications Corp. 10.875%, 10/01/10....        187,313
     200,000 American Tower Corp. 9.375%, 02/01/09..............        186,500
     500,000 Avalon Cable, L.L.C. 0/11.125%, 12/01/03 (c).......        382,500
     150,000 CSC Holdings, Inc. 9.875%, 05/15/06................        156,750
     200,000 CSC Holdings, Inc. 10.500%, 05/15/16...............        221,500

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF JUNE 30, 2001

BONDS & NOTES--(CONTINUED)

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             COMMUNICATIONS--(CONTINUED)
 $   250,000 Century Communications Corp.
              Zero Coupon, 01/15/08.............................   $    118,125
     150,000 Crown Castle International Corp. 10.750%, 08/01/11.        145,125
     125,000 Leap Wireless International, Inc. (144A) 12.500%,
              04/15/10..........................................         82,500
      90,000 Level 3 Communications, Inc. 9.125%, 05/01/08......         37,350
     175,000 Mediacom, L.L.C. 9.500%, 01/15/13..................        168,000
     575,000 Nextel Communications, Inc. 0/9.950%, 02/15/08 (c).        360,812
      50,000 Price Commerce Wireless, Inc. 9.125%, 12/15/06.....         51,750
     150,000 Price Communications Wireless Corp. 11.750%,
              07/15/07..........................................        160,500
     125,000 SpectraSite Holdings, Inc. 0/12.875%, 03/15/10 (c).         52,500
     200,000 XO Communications, Inc. 10.750%, 06/01/09..........         64,000
                                                                   ------------
                                                                      2,550,559
                                                                   ------------

             COMPUTERS & BUSINESS EQUIPMENT--0.2%
     175,000 Unisys Corp. 8.125%, 06/01/06......................        170,188
                                                                   ------------

             CONTAINERS & GLASS--0.3%
     100,000 Radnor Holdings Corp.
              10.000%, 12/01/03.................................         81,500
     175,000 Riverwood International Co.
              10.625%, 08/01/07.................................        178,500
                                                                   ------------
                                                                        260,000
                                                                   ------------

             COSMETICS & TOILETRIES--0.2%
      50,000 Elizabeth Arden, Inc.
              11.750%, 02/01/11.................................         53,125
      75,000 Playtex Products, Inc.
              9.375%, 06/01/11..................................         76,312
     125,000 Revlon Consumer Products Corp.
              8.125%, 02/01/06..................................         87,500
      50,000 Revlon Consumer Products Corp.
              9.000%, 11/01/06..................................         35,750
                                                                   ------------
                                                                        252,687
                                                                   ------------

             DOMESTIC OIL--0.8%
     250,000 Continental Resources, Inc. 10.250%, 08/01/08......        217,500
     116,000 Key Energy Services, Inc. (Series B) 14.000%,
              01/15/09..........................................        134,415
     150,000 Plains Resources, Inc. 10.250%, 03/15/06...........        153,000

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             DOMESTIC OIL--(CONTINUED)
 $   200,000 Pogo Producing Co. 8.250%, 04/15/11................   $    200,000
     250,000 United Refining Co. 10.750%, 06/15/07..............        158,750
                                                                   ------------
                                                                        863,665
                                                                   ------------

             DRUGS & HEALTH CARE--1.1%
     200,000 AdvancePCS 8.500%, 04/01/08........................        204,000
      95,000 Gentek, Inc. 11.000%, 08/01/09.....................         77,900
     275,000 HCA Healthcare Co. 8.750%, 09/01/10................        291,856
     175,000 Iasis Healthcare Corp. 13.000%, 10/15/09...........        185,500
     100,000 Tenet Healthcare Corp. 9.250%, 09/01/10............        112,750
     200,000 Triad Hospitals, Inc. 8.750%, 05/01/09.............        203,500
                                                                   ------------
                                                                      1,075,506
                                                                   ------------

             ELECTRIC UTILITIES--1.6%
     125,000 AES Corp. 9.375%, 09/15/10.........................        126,875
     100,000 Azurix Corp. 10.750%, 02/15/10.....................        103,000
     200,000 CMS Energy Corp. 9.875%, 10/15/07..................        208,480
      75,000 Calpine Canada Energy Finance 8.500%, 05/01/08.....         73,122
     225,000 Calpine Corp. 8.750%, 07/15/07.....................        222,982
     125,000 Comstock Resources, Inc. 11.250%, 05/01/07.........        132,187
     750,000 El Paso Energy Corp. 8.050%, 10/15/30..............        754,124
                                                                   ------------
                                                                      1,620,770
                                                                   ------------

             ELECTRONICS--0.3%
     350,000 Dominion Fiber Ventures, L.L.C (144A) 7.050%,
              03/15/05..........................................        355,008
                                                                   ------------

             FEDERAL AGENCIES--20.6%
      66,653 Federal Home Loan Mortgage 10.000%, 05/15/20.......         70,312
       1,032 Federal Home Loan Mortgage 1,156.500%, 06/15/21
              (e)...............................................         17,959
   2,000,000 Federal Home Loan Mortgage Corp. 6.000%, TBA.......      1,921,260
   6,000,000 Federal National Mortgage Association 7.000%, TBA .      6,026,280
   2,000,000 Federal National Mortgage Association 8.000%, TBA .      2,065,620
   2,754,538 Federal National Mortgage Association..............      2,898,768
       7,737 Federal National Mortgage Association 13.000%,
              11/01/15..........................................          9,079

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             FEDERAL AGENCIES--(CONTINUED)
 $    31,241 Federal National Mortgage Association 10.400%,
              04/25/19..........................................   $     33,676
     604,397 Federal National Mortgage Association 6.500%,
              03/01/26..........................................        596,462
      73,049 Federal National Mortgage Association 7.000%,
              05/01/26..........................................         73,551
     215,135 Federal National Mortgage Association 7.500%,
              12/01/29..........................................        219,504
     455,542 Federal National Mortgage Association 7.500%,
              06/01/30..........................................        464,794
     446,052 Federal National Mortgage Association 7.500%,
              08/01/30..........................................        455,111
   3,680,090 Federal National Mortgage Association 7.500%,
              11/01/30..........................................      3,754,833
   1,171,891 Federal National Mortgage Association 7.500%,
              01/01/31..........................................      1,195,692
     108,391 Federal National Mortgage Association 7.500%,
              02/01/31..........................................        110,593
     368,421 Federal National Mortgage Association 7.500%,
              03/01/31..........................................        375,903
   4,217,628 Federal National Mortgage Association 1.663%,
              02/25/35 (e)......................................        188,406
   9,610,173 Federal National Mortgage Association 1.044%,
              06/25/38 (e)......................................        402,818
                                                                   ------------
                                                                     20,880,621
                                                                   ------------

             FINANCE & BANKING--11.6%
     600,000 Bank of America 7.125%, 09/15/06...................        625,313
     250,000 CB Richards Ellis Services, Inc. 8.875%, 06/01/06..        270,312
   1,800,000 Commercial Mortgage Asset Trust 7.350%, 08/17/13...      1,828,945
     810,031 Countrywide Mortgage Backed Securities 7.750%,
              06/25/24..........................................        834,863
     600,000 General Electric Capital Corp. 6.125%, 02/22/11....        588,258
     650,000 General Motors Acceptance Corp. 7.500%, 07/15/05...        682,467
     650,000 Goldman Sachs Group, Inc. 6.650%, 05/15/09.........        645,826
   1,515,904 Green Tree Financial Corp. 7.070%, 01/15/29........      1,536,748
     500,000 Household Finance Corp. 8.000%, 07/15/10...........        537,725
     457,691 PNC Mortgage Securities Corp. 6.840%, 07/06/01.....        432,202
     731,906 PNC Mortgage Securities Corp. 6.770%, 07/25/01.....        702,527
     628,151 PNC Mortgage Securities Corp. 6.910%, 07/25/01.....        588,760

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             FINANCE & BANKING--(CONTINUED)
 $   337,970 PNC Mortgage Securities Corp. 6.750%, 05/25/28.....   $    314,346
     429,971 PNC Mortgage Securities Corp. 6.734%, 07/25/28.....        400,023
     350,000 Qwest Capital Funding, Inc. (144A) 7.250%,
              02/15/11..........................................        347,080
      75,000 Sovereign Bancorp, Inc. 10.500%, 11/15/06..........         81,188
     700,000 Standard Chartered Bank 8.000%, 05/30/31...........        711,046
     600,000 Washington Mutual Finance Corp. 6.875%, 05/15/11...        597,769
                                                                   ------------
                                                                     11,725,398
                                                                   ------------

             FINANCIAL SERVICES--6.2%
     246,675 Airplane Pass Through Trust 10.875%, 03/15/19......        133,283
   9,392,845 DLJ Commercial Mortgage Corp. 0.693%, 07/05/01 (e).        336,265
   8,641,972 DLJ Commercial Mortgage Corp. 0.831%, 07/06/01 (e).        391,302
  24,600,000 DLJ Commercial Mortgage Corp. (144A) 1.364%,
              07/15/01 (e)......................................        988,391
     716,813 Delta Funding Nim Trust (144A) 12.500%, 10/26/30...        723,982
     237,604 First Union Residential Securitization Trust
              7.000%, 08/25/28..................................        226,261
     970,041 GE Capital Mortgage Services, Inc. 6.750%,
              11/25/28..........................................        931,473
   1,250,000 LB Commercial Conduit Mortgage Trust 6.780%,
              04/15/09..........................................      1,268,072
   1,228,057 Mid State Trust VI 7.340%, 07/01/35................      1,234,959
                                                                   ------------
                                                                      6,233,988
                                                                   ------------

             FOOD & BEVERAGES--0.1%
     250,000 Imperial Holly Corp. 9.750%, 12/15/07 (b)..........         38,750
     350,000 NEBCO Evans Holdings Co. 0/12.375%, 07/11/02 (b)
              (c)...............................................              0
     100,000 Vlasic Foods International, Inc. 10.250%, 07/01/09
              (b)...............................................         30,000
                                                                   ------------
                                                                         68,750
                                                                   ------------

             FOREIGN CORPORATE--0.7%
      90,000 BAT International Finance, Plc. 4.875%, 02/25/09,
              (EUR).............................................         69,825
      40,000 Birka Energi AB 6.000%, 02/19/08, (EUR)............         33,847
     430,000 European Banks for Reconstruction & Development
              19.000%, 12/05/01, (PLN)..........................        107,839

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             FOREIGN CORPORATE--(CONTINUED)
 $    90,000 France Telecom 6.750%, 03/14/08, (EUR).............   $     78,391
      40,000 Imperial Tobacco Finance, Plc. 6.375%, 09/27/06,
              (EUR).............................................         34,627
     620,000 KFW International Finance, Inc. 16.300%, 06/24/03,
              (PLN).............................................        157,361
      90,000 Mannesmann Finance AG 4.750%, 05/27/09, (EUR)......         69,902
     250,000 Sudwest Landes Bank 17.500%, 05/05/03, (PLN).......         64,707
      90,000 Unicredito Italiano S.p.A 6.000%, 03/16/11, (EUR)..         75,168
                                                                   ------------
                                                                        691,667
                                                                   ------------

             FOREIGN GOVERNMENT--2.8%
     460,000 Bundesreppublic Deutschland 5.250%, 01/04/11,
              (EUR).............................................        394,310
     105,000 Federal Republic of Germany 6.500%, 07/15/03,
              (EUR).............................................         92,746
      60,000 Federal Republic of Germany 6.000%, 01/05/06,
              (EUR).............................................         53,705
   1,090,000 Federal Republic of Germany 5.625%, 01/04/28,
              (EUR).............................................        916,238
     231,000 Government of France 8.500%, 10/25/08, (EUR).......        235,872
     530,000 Government of Spain 6.000%, 01/31/08, (EUR)........        468,814
   2,070,000 Kingdom of Denmark 5.000%, 08/15/05, (DKK).........        235,673
     240,000 Kingdom of Spain 5.400%, 07/30/11, (EUR)...........        202,269
     294,000 Kingdom of Spain 6.150%, 01/31/13, (EUR)...........        261,589
                                                                   ------------
                                                                      2,861,216
                                                                   ------------

             GAS & PIPELINE UTILITIES--1.1%
     200,000 Belco Oil & Gas Corp. 8.875%, 09/15/07.............        206,000
     125,000 Benton Oil & Gas Co. 11.625%, 05/01/03.............         90,000
     125,000 Ocean Energy, Inc. 8.875%, 07/15/07................        130,312
     650,000 Williams Companies, Inc. (144A) 6.750%, 01/15/06...        648,336
                                                                   ------------
                                                                      1,074,648
                                                                   ------------

             HOTELS & RESTAURANTS--1.0%
     250,000 Capstar Hotel Co. 8.750%, 08/15/07.................        248,750
     150,000 Felcore Lodging L.P. 9.500%, 09/15/08..............        150,750
     250,000 HMH Property's, Inc. 7.875%, 08/01/08..............        241,250

                                                                       VALUE
 FACE AMOUNT                                                         (NOTE 1A)

             HOTELS & RESTAURANTS--(CONTINUED)
 $   100,000 Mandalay Resort Group 10.250%, 08/01/07.............   $    105,000
     225,000 Park Place Entertainment Corp. 9.375%, 02/15/07.....        237,094
      50,000 Park Place Entertainment Corp. 8.875%, 09/15/08.....         51,375
                                                                    ------------
                                                                       1,034,219
                                                                    ------------

             HOUSEHOLD PRODUCTS--0.7%
     250,000 Indesco International, Inc. 9.750%, 04/15/08 (b)....         23,750
     250,000 North Atlantic Trading, Inc. 11.000%, 06/15/04......        231,250
     375,000 United Industries Corp. 9.875%, 04/01/09............        305,625
     125,000 Windmere-Durable Holdings, Inc. 10.000%, 07/31/08...        116,875
                                                                    ------------
                                                                         677,500
                                                                    ------------

             INDUSTRIALS--0.2%
     267,857 RG Receivablesco, Ltd. 9.600%, 02/10/05.............        241,071
                                                                    ------------

             INTERNET--0.0%
      50,000 PSINet, Inc. 11.500%, 11/01/08(b)...................          3,125
                                                                    ------------

             LEISURE--1.1%
     175,000 Argosy Gaming Co. 10.750%, 06/01/09.................        189,000
     200,000 Harrahs Operating, Inc. 7.875%, 12/15/05............        203,750
     250,000 Horseshoe Gaming L.L.C 9.375%, 06/15/07.............        266,250
     175,000 MGM Grand, Inc. 9.750%, 06/01/07....................        186,375
     150,000 Mohegan Tribal Gaming Authority 8.750%, 01/01/09....        154,875
      50,000 Polaroid Corp. 11.500%, 02/15/06(f).................         13,000
     125,000 Station Casinos, Inc. 8.375%, 02/15/08..............        125,469
                                                                    ------------
                                                                       1,138,719
                                                                    ------------

             NEWSPAPERS--0.2%
     175,000 Hollinger International, Inc. 9.250%, 02/01/06......        177,625
                                                                    ------------

             PETROLEUM SERVICES--0.5%
     125,000 Grey Wolf, Inc. 8.875%, 07/01/07....................        126,562
     200,000 Pride Petroleum Services, Inc. 9.375%, 05/01/07.....        210,500

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             PETROLEUM SERVICES--(CONTINUED)
 $   125,000 Superior Energy Services, L.L.C 8.875%, 05/15/11...   $    125,313
                                                                   ------------
                                                                        462,375
                                                                   ------------
             POLLUTION CONTROL--0.2%
     175,000 Allied Waste North America, Inc. 10.000%, 08/01/09.        179,813
                                                                   ------------

             PUBLISHING--0.1%
     125,000 World Color Press, Inc. 8.375%, 11/15/08...........        126,363
                                                                   ------------

             REAL ESTATE INVESTMENT TRUST--0.1%
      75,000 Murrin Murrin Holdings Property, Ltd. 9.375%,
              08/31/07..........................................         63,375
                                                                   ------------

             RETAIL--1.1%
     100,000 Cole National Group, Inc. 9.875%, 12/31/06.........         98,000
     150,000 Finlay Fine Jewelry Corp. 8.375%, 05/01/08.........        148,500
     321,000 Guitar Center Management Co., Inc. 11.000%,
              07/01/06..........................................        319,395
      59,000 Pueblo Xtra International, Inc. 9.500%, 08/01/03...         10,915
     448,000 Wal-Mart Stores, Inc. 7.550%, 02/15/30.............        489,530
                                                                   ------------
                                                                      1,066,340
                                                                   ------------

             STEEL--0.6%
     650,000 USX-Marathon Group 6.650%, 02/01/06................        660,385
                                                                   ------------

             TECHNOLOGY--0.1%
      75,000 Applied Extrusion Tech., Inc. 10.750%, 07/01/11....         75,750
                                                                   ------------

             TELEPHONE--0.7%
     125,000 American Cellular Corp. 9.500%, 10/15/09...........        118,125
      25,000 Crown Castle International Corp. 9.375%, 08/01/11..         22,562
     200,000 Global Crossing, Ltd. 9.125%, 11/15/06.............        159,000
     110,000 Global Crossing, Ltd. 9.625%, 05/15/08.............         86,900
     150,000 NTL, Inc. 0/11.500%, 02/01/06 (c)..................        102,000
     200,000 SBA Communications Corp. 10.250%, 02/01/09.........        183,000
                                                                   ------------
                                                                        671,587
                                                                   ------------

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             TRANSPORTATION--0.4%
 $   350,000 CSX Corp. 7.950%, 05/01/27.........................   $    362,946
     150,000 Enterprises Shipholding Corp. 8.875%, 05/01/08(f)..         80,250
     200,000 Holt Group, Inc. 9.750%, 01/15/06 (b)..............         11,000
                                                                   ------------
                                                                        454,196
                                                                   ------------

             U.S. TREASURY--17.7%
     200,000 United States Treasury Bonds 6.125%, 11/15/27......        206,128
     910,000 United States Treasury Bonds 5.500%, 08/15/28......        863,131
   2,000,000 United States Treasury Bonds 5.250%, 11/15/28......      1,829,292
   1,000,000 United States Treasury Bonds 6.125%, 08/15/29......      1,035,780
   3,000,000 United States Treasury Bonds 6.250%, 05/15/30......      3,177,630
   1,500,000 United States Treasury Notes 5.125%, 12/31/02......      1,521,090
     700,000 United States Treasury Notes 5.875%, 11/15/04......        723,947
   5,000,000 United States Treasury Notes 5.750%, 11/15/05......      5,121,050
   3,000,000 United States Treasury Notes 4.625%, 05/15/06......      2,958,750
     500,000 United States Treasury Notes 5.000%, 02/15/11......        485,075
                                                                   ------------
                                                                     17,921,873
                                                                   ------------

             YANKEE--9.3%
     210,380 AQFTC III (144A) 8.500%, 07/15/30..................        208,802
     203,500 Algeria Tranche 5.813%, 07/06/01...................        160,765
     125,000 Bangko Sentral NG 8.600%, 06/15/27.................         84,294
     175,000 Canadian Forest Oil, Ltd. 8.750%, 09/15/07.........        178,500
     150,000 Diamond Cable Communications, Plc. 0/11.750%,
              12/15/05 (c)......................................        102,750
     125,000 Diamond Cable Communications, Plc. 0/10.750%,
              02/15/07 (c)......................................         63,750
     277,067 Federal Republic of Brazil 8.000%, 04/15/14........        205,030
     525,000 Federal Republic of Brazil 12.750%, 01/15/20.......        468,562
     661,000 Federal Republic of Brazil 11.000%, 08/17/40 (d)...        489,140
      90,000 Government of Jamaica (144A) 12.750%, 09/01/07.....         98,775
     125,000 Gulf Canada Resources, Ltd. 9.625%, 07/01/05.......        128,906
     825,000 Ivory Coast, Inc. 2.000%, 03/29/18 (f).............        134,063

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             YANKEE--(CONTINUED)
 $   127,050 Kingdom of Morocco 6.063%, 01/01/09.................  $    114,662
     200,000 Morocco Loan Tranch 6.843%, 01/01/09................       178,843
     250,000 National Republic of Bulgaria 3.000%, 07/02/01 (d)..       202,200
     220,000 National Republic of Bulgaria 6.313%, 07/06/01 (d)..       172,700
     210,000 Republic of Argentina 7.000%, 12/19/08..............       156,849
     169,000 Republic of Argentina 11.750%, 06/15/15 (c).........       125,482
     525,000 Republic of Argentina 6.000%, 03/31/23..............       333,375
     250,000 Republic of Columbia 8.375%, 02/15/27...............       168,875
     254,716 Republic of Croatia 6.250%, 07/06/01 (d)............       250,258
     250,000 Republic of Ecuador 0/4.000%, 07/25/01 (c)..........       108,125
     750,000 Republic of Ecuador.................................       325,313
     200,000 Republic of Ecuador (144A) 4.000%, 08/01/01(d)......        85,260
       4,000 Republic of Ecuador (144A) 12.000%, 11/15/12........         2,795
     400,000 Republic of Panama 4.500%, 07/06/01 (d).............       359,322
     475,000 Republic of Peru 4.500%, 04/01/03...................       327,180
     125,000 Republic of Philippnes 9.875%, 01/15/19.............       109,093
     155,000 Republic of Poland 5.000%, 10/04/02.................       152,877
     285,711 Republic of Venezuela 5.688%, 03/31/07 (d)..........       239,997
     285,713 Republic of Venezuela 7.438%, 03/31/07..............       239,999
     375,000 Republic of Venezuela 13.625%, 08/15/18.............       362,437
     125,000 Rogers Cantel, Inc. 8.800%, 10/01/07................       116,875
     250,000 Rogers Communications, Inc. 8.875%, 07/15/07........       247,500
     795,000 Russian Federation 5.000%, 03/31/07.................       376,631
     528,141 Russian Federation 8.250%, 03/31/10.................       404,028
     350,000 Russian Federation 5.000%, 03/31/30.................       165,375
     171,002 Russian Federation (144A) 8.250%, 03/31/10..........       130,817
     125,000 Stena AB 8.750%, 06/15/07...........................       112,500
     200,000 Sun International Hotels, Ltd. 8.625%, 12/15/07.....       201,000
     200,000 Telewest, Plc. 0/11.000%, 10/01/07 (c)..............       169,500

                                                                       VALUE
 FACE AMOUNT                                                         (NOTE 1A)

             YANKEE--(CONTINUED)
 $   125,000 Tembec Industries, Inc. 8.625%, 06/30/09............   $    127,500
     400,000 United Mexican States 8.375%, 01/14/11..............        402,000
     125,000 United Mexican States 11.375%, 09/15/16.............        151,781
     500,000 United Mexican States 6.250%, 12/31/19..............        455,000
                                                                    ------------
                                                                       9,399,486
                                                                    ------------
             Total Bonds & Notes
              (Identified Cost $95,940,861)......................     91,456,083
                                                                    ------------
WARRANTS--0.6%
             COMMUNICATIONS--0.0%
         200 In-Flight Phone Corp. (b)...........................              0
         125 Leap Wireless International, Inc. (144A)............            500
                                                                    ------------
                                                                             500
                                                                    ------------

             YANKEE--0.6%
     500,000 United Mexican States...............................        625,000
                                                                    ------------
             Total Warrants
              (Identified Cost $40,147)..........................        625,500
                                                                    ------------

PREFERRED STOCKS--0.0%

   SHARES
         840 TCR Holdings (Class B)..............................              9
         462 TCR Holdings (Class C)..............................              5
       1,219 TCR Holdings (Class D)..............................             12
       2,521 TCR Holdings (Class E)..............................             25
                                                                    ------------
                                                                              51
                                                                    ------------
             Total Preferred Stocks
              (Identified Cost $300).............................             51
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

UNIT TRUST--0.0%

                                             VALUE
   SHARES                                  (NOTE 1A)


     218,208 ContiFinancial Corp.
              (Liquidating Unit Trust)
              (b)......................   $     31,640
                                          ------------
             Total Units
              (Identified Cost $0).....         31,640
                                          ------------

SHORT TERM INVESTMENTS--18.2%

 FACE AMOUNT COMMERCIAL PAPER--13.9%
 $ 2,274,000 Grand Funding Corp.
              4.300%, 07/16/01.........      2,269,926
   4,750,000 Mermaid Funding Corp.
              4.220%, 07/13/01.........      4,743,318
   4,500,000 Motorola, Inc. 4.600%,
              07/16/01.................      4,491,375
   2,525,000 Sprint Capital Corp.
              4.300%, 07/16/01.........      2,520,476
                                          ------------
                                            14,025,095
                                          ------------
             REPURCHASE AGREEMENT--4.3%
   4,396,000 State Street Corp.
              Repurchase Agreement
              dated 06/29/01 at 3.93%
              to be repurchased at
              $4,397,440 on 07/02/01,
              collaterized by
              $2,975,000 U.S. Treasury
              Bonds 10.625% due
              08/15/15 with a value of
              $4,486,073.90............      4,396,000
                                          ------------
             Total Short Term
              Investments
              (Identified Cost
              $18,421,095)                  18,421,095
                                          ------------
             Total Investments--109.1%
              (Identified Cost
              $114,402,403) (a)            110,534,369
             Other assets less
              liabilities..............     (9,185,425)
                                          ------------
             TOTAL NET ASSETS--100%...... $101,348,944
                                          ============

(a) Federal Tax Information:
  At June 30, 2001 the net unrealized depreciation on investments based on cost of $114,402,403 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 2,175,633
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (6,043,667)
                                                                   -----------
   Net unrealized depreciation.................................... $(3,868,034)
                                                                   ===========

(b) Non-Income producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(c) Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(d) Variable or floating rate security. Rate disclosed is as of June 30, 2001.
(e) Interest only certificate. This security receives monthly interest payments but is not entitled to principal payments.
(f) Non income producing; defaulted bond

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,589,429 or 4.5% of net assets.
DKK--Danish Krone
EUR--Euro Currency
PLN--Polish Zloty
TBA--A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
LIQUIDATING UNIT TRUST--An undivided beneficial interest in the Liquidating
    Trust represented by a certificate.

FORWARD CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2001


                                    LOCAL   AGGREGATE             UNREALIZED
       CURRENCY         DELIVERY  CURRENCY    FACE      TOTAL   APPRECIATION/
       CONTRACT           DATE     AMOUNT     VALUE     VALUE   (DEPRECIATION)
       --------         --------- --------- --------- --------- --------------
Euro Currency (bought)  7/26/2001   261,162 $ 230,000 $ 221,210   $  (8,790)
Euro Currency (bought)  7/26/2001    47,872    41,266    40,549        (717)
Euro Currency (sold)    7/26/2001 1,767,413 1,583,284 1,497,038      86,246
Euro Currency (sold)    7/26/2001   103,953    96,312    89,744       6,568
Euro Currency (sold)    7/26/2001    91,135    80,000    77,193       2,807
Polish Zloty (bought)   7/26/2001   380,000    96,312    94,004      (2,309)
Polish Zloty (bought)   7/26/2001   325,440    80,000    80,507         507
Polish Zloty (sold)     7/26/2001 1,460,840   349,567   361,380     (11,813)
                                                                  ---------
Net Unrealized Appreciation on Forward Currency Contracts         $  72,499
                                                                  =========


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)


ASSETS
 Investments at value................................              $110,534,369
 Cash................................................                    11,338
 Receivable for:
  Securities sold....................................                   266,671
  Fund shares sold...................................                   233,072
  Open forward currency contracts--net...............                    72,499
  Dividends and interest.............................                 1,340,035
  Foreign taxes......................................                       272
                                                                   ------------
  Total Assets.......................................               112,458,256
LIABILITIES
 Payable for:
  Fund shares redeemed...............................  $   354,561
  Securities purchased...............................   10,657,624
  Due to sub-custodian bank..........................       14,635
  Withholding taxes..................................          602
  Miscellaneous......................................          156
 Accrued expenses:
  Management fees....................................       54,058
  Deferred trustees fees.............................        8,321
  Other expenses.....................................       19,355
                                                       -----------
  Total Liabilities..................................                11,109,312
                                                                   ------------
NET ASSETS...........................................              $101,348,944
                                                                   ============
 Net assets consist of:
  Capital paid in....................................              $109,174,987
  Undistributed net investment income................                 1,618,540
  Accumulated net realized gains (losses)............                (5,645,027)
  Unrealized appreciation (depreciation) on
   investments and foreign currency..................                (3,799,556)
                                                                   ------------
NET ASSETS...........................................              $101,348,944
                                                                   ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($101,348,843 divided by 9,322,987 shares of
 beneficial
 interest)...........................................              $      10.87
                                                                   ============

CLASS E
Net asset value and redemption price per share ($101
 divided by 9 shares
 of beneficial interest).............................              $      10.86
                                                                   ============
 Identified cost of investments......................              $114,402,403
                                                                   ============

STATEMENT OF OPERATIONS
MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

INVESTMENT INCOME
 Dividends................................................           $    2,924
 Interest.................................................            3,833,932
                                                                     ----------
                                                                      3,836,856
EXPENSES
 Management fees.......................................... $317,693
 Trustees fees and expenses...............................    8,526
 Custodian................................................   39,095
 Audit and tax services...................................   10,214
 Legal....................................................    1,152
 Printing.................................................    4,551
 Insurance................................................    1,047
 Miscellaneous............................................    3,275
                                                           --------
 Total Expenses...........................................              385,553
                                                                     ----------
NET INVESTMENT INCOME.....................................            3,451,303
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.........................................  444,786
 Foreign currency transactions--net....................... (444,931)       (145)
                                                           --------
Unrealized appreciation (depreciation) on:
 Investments--net......................................... (284,948)
 Foreign currency transactions--net.......................  320,313      35,365
                                                           --------  ----------
Net gain (loss)...........................................               35,220
                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....           $3,486,523
                                                                     ==========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                       JUNE 30,    DECEMBER 31,
                                                         2001          2000
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $  3,451,303  $ 6,404,789
 Net realized gain (loss)..........................          (145)     547,358
 Unrealized appreciation (depreciation)............        35,365     (588,196)
                                                     ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS      3,486,523    6,363,951
                                                     ------------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
  Class A..........................................    (8,091,690)           0
  Class E..........................................             0            0
                                                     ------------  -----------
 TOTAL DISTRIBUTIONS...............................    (8,091,690)           0
                                                     ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................    10,519,832   (5,840,032)
                                                     ------------  -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........     5,914,665      523,919
NET ASSETS
 Beginning of the period...........................    95,434,279   94,910,360
                                                     ------------  -----------
 End of the period.................................  $101,348,944  $95,434,279
                                                     ============  ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period.................................  $  1,618,540  $ 6,258,927
                                                     ============  ===========

OTHER INFORMATION:

CAPITAL SHARES

 At June 30, 2001 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                               SIX MONTHS ENDED             YEAR ENDED
                                 JUNE 30, 2001           DECEMBER 31, 2000
                            ------------------------  ------------------------
                              SHARES         $          SHARES         $
                            ----------  ------------  ----------  ------------
CLASS A
 Sales.....................  1,367,562  $ 15,519,129   2,222,092  $ 24,233,641
 Reinvestments.............    749,925     8,091,690           0             0
 Redemptions............... (1,149,784)  (13,091,087) (2,764,244)  (30,073,673)
                            ----------  ------------  ----------  ------------
 Net increase (decrease)...    967,703  $ 10,519,732    (542,152) $ (5,840,032)
                            ==========  ============  ==========  ============
CLASS E
 Sales.....................          9  $        100           0  $          0
 Reinvestments.............          0             0           0             0
 Redemptions...............          0             0           0             0
                            ----------  ------------  ----------  ------------
 Net increase (decrease)...          9  $        100           0  $          0
                            ==========  ============  ==========  ============
 Increase (decrease)
  derived from capital
  share transactions.......    967,712  $ 10,519,832    (542,152) $ (5,840,032)
                            ==========  ============  ==========  ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                               CLASS A                                  CLASS E
                          ---------------------------------------------------------  --------------
                          SIX MONTHS                                                 MAY 1, 2001(A)
                            ENDED               YEAR ENDED DECEMBER 31,                 THROUGH
                           JUNE 30,     -------------------------------------------     JUNE 30,
                             2001        2000     1999     1998     1997     1996         2001
                           --------     -------  -------  -------  -------  -------      ------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  11.42     $ 10.67  $ 11.43  $ 12.01  $ 11.62  $ 10.85      $10.80
                           --------     -------  -------  -------  -------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       0.39        0.77     0.95     0.80     0.75     0.51        0.00
 Net realized and
  unrealized gain (loss)
  on investments........       0.02       (0.02)   (0.78)   (0.56)    0.54     1.05        0.06
                           --------     -------  -------  -------  -------  -------      ------
 Total from investment
  operations............       0.41        0.75     0.17     0.24     1.29     1.56        0.06
                           --------     -------  -------  -------  -------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (0.96)       0.00    (0.93)   (0.79)   (0.76)   (0.60)       0.00
 Distributions from net
  realized capital
  gains.................       0.00        0.00     0.00    (0.02)   (0.14)   (0.19)       0.00
 Distributions in excess
  of net realized
  capital gains.........       0.00        0.00     0.00    (0.01)    0.00     0.00        0.00
                           --------     -------  -------  -------  -------  -------      ------
 Total distributions....      (0.96)       0.00    (0.93)   (0.82)   (0.90)   (0.79)       0.00
                           --------     -------  -------  -------  -------  -------      ------
NET ASSET VALUE, END OF
 PERIOD.................   $  10.87     $ 11.42  $ 10.67  $ 11.43  $ 12.01  $ 11.62      $10.86
                           ========     =======  =======  =======  =======  =======      ======
TOTAL RETURN (%)........        3.7 (b)     7.2      1.4      2.0     11.1     14.4         0.6 (b)
Ratio of operating
 expenses to average net
 assets (%).............       0.79 (c)    0.78     0.81     0.85     0.85     0.85        0.94 (c)
Ratio of net investment
 income to average net
 assets (%).............       7.06 (c)    7.08     8.15     7.20     7.32     7.79        0.00 (c)
Portfolio turnover rate
 (%)....................        545 (c)     360      224      283      258      176         545 (c)
Net assets, end of
 period (000)...........   $101,349     $95,434  $94,910  $95,450  $71,202  $35,808      $  0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --          --       --       --     0.87     1.19          --

(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.

                See accompanying notes to financial statements.

SALOMON BROTHERS U.S. GOVERNMENT SERIES
PORTFOLIO MANAGER: ROGER LAVAN
SALOMON BROTHERS ASSET MANAGEMENT INC


[LOGO OF ROGER LAVAN]

Q: HOW DID THE SERIES PERFORM OVER THE FIRST HALF OF THE YEAR?

A: For the six months ended June 30, 2001, the Salomon Brothers U.S. Government Series returned 2.6% compared to a 3.4% return for the Lehman Brothers Intermediate Government Bond Index/3/ and the 3.3% return of the Lipper Variable Insurance Products GNMA/US Mortgage Fund Average/5/.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: The recent round of Federal Reserve interest rate easings will most likely go down in history as one of its most aggressive sustained responses to the general economic condition since the 1990-1991 recession. What began early in 2001 as a concern about the potential meltdown of certain key economic sectors--particularly those in the New Economy--and about effects on consumer spending and confidence has played out in a series of decisive short-term interest rate cuts. By June 30, 2001, the Fed had cut a total of 275 basis points, reducing the rate to 3.75%, and clearly suggesting the likelihood of future cuts during the second half of the year.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: The Fed's activities have provided a steady boost to fixed income products-- including the Series--throughout the year. The Fed's interest rate cuts in particular--perhaps the most significant factor in the Series' year-to-date performance--have steepened out the yield curve, and narrowed spreads in most sectors of the bond market, encouraging a steady rise in bond prices. The Series has been able to benefit from the above-mentioned market conditions principally because the short-term interest rates decrease, combined with the steady long-term interest rate, has created an environment favorable to U.S. mortgage bonds, in which the Series has been, and continues to be, overweighted. This strategy has allowed us to capture the steepening yield spread--which we expect to continue to steepen--enough so that our strategy has remained, and is likely to remain, relatively unchanged.

Q: WHAT PRINCIPAL FACTORS AFFECTED YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: The principal factor affecting the Series' performance was our underweight to short maturity Treasuries. As discussed earlier, the Fed's aggressive rate cuts have resulted in significant outperformance of short maturity bonds relative to longer maturity bonds. For example, year-to-date the 2-year Treasury has returned 3.50% while the 10-year and 30-year Treasuries have returned -0.53% and -3.05%, respectively. While our overweight to mortgage bonds proved beneficial, as mortgage bonds outperformed longer maturity Treasuries, the allocation also resulted in an underweight to the very strongly performing short maturity Treasuries.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX
MONTHS?

A: We expect that the economic and market environment will remain generally friendly to bond investors during the second half of the year. Although the bulk of the Fed's activities have probably been largely completed, we certainly believe there will be further cuts, albeit at a slower pace. If there should be early signs of a recovery, or if favorable effects of the Fed cuts begin to emerge early on, we may become a little more defensive, in particular by selling the shorter maturities securities, which we would expect to underperform.

                                                [CHECKMARK]
                                                FUND FACTS
                                                SALOMON BROTHERS U.S.
                                                GOVERNMENT SERIES

                                    [GRAPH]

                       Salomon Brothers                 Lehman Brothers
                        US Government                    Intermediate
                          Securities                   Government Index

 10/31/94                   $10,000                          $10,000
  6/30/95                    11,009                           10,889
  6/30/96                    11,445                           11,426
  6/30/97                    12,318                           12,220
  6/30/98                    13,410                           13,244
  6/30/99                    13,820                           13,831
6/30/2000                    14,455                           14,451
6/30/2001                    15,844                           15,956


                                           GOAL: A high level of current
                                           income consistent with
                                           preservation of capital and
                                           maintenance of liquidity.

                                           START DATE: October 31, 1994

                                           SIZE: $73 million as of June 30,
                                           2001

                                           MANAGER: Roger Lavan has managed
                                           the Series since its inception in
                                           1994. Mr. Lavan has managed the
                                           Salomon Brothers Investment
                                           Series--U.S. Government Income
                                           Fund and the North American U.S.
                                           Government Securities Fund since
                                           January 1992. He joined Salomon
                                           Brothers Asset Management, Inc. in
                                           1990. Mr. Lavan has also co-
                                           managed the Strategic Bond
                                           Opportunities Series since June
                                           1998.


Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


AVERAGE ANNUAL TOTAL RETURN
                                         LEHMAN BROTHERS        LIPPER VARIABLE
                    US GOVERNMENT          INTERMEDIATE            US MORTGAGE
                        SERIES          US GOVERNMENT BOND          AND GNMA
       6 Months          2.6%                 3.4%                     3.3%
         1 Year          9.6                 10.4                     10.4
        3 Years          5.7                  6.4                      6.0
        5 Years          6.7                  6.9                      7.1
Since Inception          7.2                  7.3                      n/a


The total non-annualized return of the Class E shares from their May 1, 2001 inception date through June 30, 2001 was 0.4%.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS U.S. GOVERNMENT SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--86.8% OF TOTAL NET ASSETS

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FEDERAL AGENCIES--62.3%
 $  102,225 Federal Home Loan 7.500%, 05/01/07...................  $    105,585
      7,997 Federal Home Loan 6.000%, 10/01/10...................         7,887
    153,992 Federal Home Loan 7.000%, 07/01/11...................       157,120
     35,236 Federal Home Loan 11.750%, 01/01/12..................        39,475
    333,059 Federal Home Loan 6.500%, 08/01/13...................       334,307
    121,287 Federal Home Loan 8.250%, 04/01/17...................       128,083
     69,573 Federal Home Loan 9.000%, 10/01/17...................        74,225
    155,386 Federal Home Loan 8.000%, 12/01/19...................       160,534
    157,811 Federal Home Loan 10.500%, 06/01/20..................       176,106
    378,411 Federal Home Loan 8.000%, 07/01/20...................       392,045
    355,158 Federal Home Loan 10.000%, 09/01/20..................       395,177
    140,505 Federal Home Loan 6.500%, 03/01/26...................       138,617
     27,579 Federal Home Loan 6.500%, 05/01/26...................        27,208
     42,795 Federal Home Loan 6.500%, 06/01/26...................        42,220
    559,334 Federal Home Loan 6.500%, 07/01/26...................       551,818
  1,117,271 Federal Home Loan 6.000%, 10/01/28...................     1,075,016
    963,011 Federal Home Loan 6.000%, 11/01/28...................       926,590
  1,000,000 Federal Home Loan Banks 5.800%, 09/02/08.............       993,597
  3,900,000 Federal Home Loan Mortgage Corp. 6.000%, TBA.........     3,746,457
    104,927 Federal Home Loan Mortgage Corp. 7.000%, 04/15/21....       106,729
  1,000,000 Federal National Mortgage Association 6.000%, TBA....       959,690
  5,000,000 Federal National Mortgage Association 6.000%, TBA....     4,925,000
  6,000,000 Federal National Mortgage Association 6.500%, TBA....     5,904,360
  2,000,000 Federal National Mortgage Association 8.000%, TBA....     2,065,620
    106,896 Federal National Mortgage Association 6.500%,
             06/01/08............................................       107,965
     41,382 Federal National Mortgage Association 6.500%,
             12/01/10............................................        41,744
    922,422 Federal National Mortgage Association 7.372%,
             01/17/13............................................       970,721
    642,740 Federal National Mortgage Association 6.500%,
             04/01/13............................................       645,953
    443,524 Federal National Mortgage Association 6.500%,
             07/01/13............................................       445,741
    556,160 Federal National Mortgage Association 7.000%,
             12/01/14............................................       565,543
     94,410 Federal National Mortgage Association 7.000%,
             07/01/15............................................        96,003
    483,112 Federal National Mortgage Association 7.000%,
             08/01/15............................................       491,262
     29,028 Federal National Mortgage Association 12.500%,
             09/01/15............................................        33,727
    267,963 Federal National Mortgage Association 12.000%,
             10/01/15............................................       307,066

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FEDERAL AGENCIES--(CONTINUED)
 $   25,423 Federal National Mortgage Association 13.000%,
             11/01/15............................................  $     29,832
     15,803 Federal National Mortgage Association 12.000%,
             01/01/16............................................        18,109
    142,072 Federal National Mortgage Association 12.500%,
             01/01/16............................................       165,069
      8,334 Federal National Mortgage Association 11.500%,
             09/01/19............................................         9,465
    114,551 Federal National Mortgage Association 7.000%,
             11/01/23............................................       115,624
    236,622 Federal National Mortgage Association 6.500%,
             03/01/26............................................       233,515
    116,000 Federal National Mortgage Association 7.000%,
             07/01/26............................................       116,797
    496,346 Federal National Mortgage Association 7.000%,
             02/01/28............................................       499,289
    557,404 Federal National Mortgage Association 7.000%,
             10/01/28............................................       560,363
    365,434 Federal National Mortgage Association 7.000%,
             11/01/28............................................       367,375
    870,768 Federal National Mortgage Association 6.600%,
             12/28/28............................................       894,945
    637,773 Federal National Mortgage Association 7.000%,
             02/01/29............................................       641,501
  1,218,444 Federal National Mortgage Association 6.500%,
             04/01/29............................................     1,200,545
    104,203 Federal National Mortgage Association 8.000%,
             11/01/29............................................       107,622
  1,302,640 Federal National Mortgage Association 7.500%,
             12/01/29............................................     1,329,096
    852,099 Federal National Mortgage Association 7.000%,
             01/01/30............................................       856,087
  1,255,000 Federal National Mortgage Association 6.527%,
             05/25/30............................................     1,243,421
    799,455 Federal National Mortgage Association 8.000%,
             08/01/30............................................       825,685
    671,616 Federal National Mortgage Association 8.000%,
             10/01/30............................................       693,652
  2,760,068 Federal National Mortgage Association 7.500%,
             11/01/30............................................     2,816,125
    434,148 Federal National Mortgage Association 7.500%,
             01/01/31............................................       442,965
     24,603 Federal National Mortgage Association 8.000%,
             02/01/31............................................        25,410
     87,548 Federal National Mortgage Association 8.000%,
             03/01/31............................................        90,421
    150,351 Government National Mortgage Association 9.000%,
             12/15/16............................................       161,025
    777,103 Government National Mortgage Association 9.000%,
             12/20/19............................................       838,144

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS U.S. GOVERNMENT SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FEDERAL AGENCIES--(CONTINUED)
 $  363,906 Government National Mortgage Association 7.500%,
             01/15/29...........................................   $    373,230
    382,475 Government National Mortgage Association 7.500%,
             09/15/29...........................................        392,156
    420,247 Government National Mortgage Association 7.500%,
             01/15/30...........................................        430,883
    772,647 Government National Mortgage Association 7.500%,
             02/15/30...........................................        792,203
     34,630 Government National Mortgage Association 7.500%,
             03/15/30...........................................         35,506
    315,261 Government National Mortgage Association 7.500%,
             04/15/30...........................................        323,240
    446,768 Government National Mortgage Association 7.500%,
             05/15/30...........................................        458,486
    450,157 Government National Mortgage Association 7.500%,
             06/15/30...........................................        461,551
  1,014,713 Government National Mortgage Association 7.500%,
             09/15/30...........................................      1,040,395
                                                                   ------------
                                                                     45,728,923
                                                                   ------------
            U.S. TREASURY--24.5%
    100,000 United States Treasury Bonds 6.375%, 08/15/27.......        106,000
  1,500,000 United States Treasury Notes 5.250%, 05/15/04.......      1,525,785
  2,000,000 United States Treasury Notes 6.750%, 05/15/05.......      2,129,360
  5,000,000 United States Treasury Notes 5.750%, 11/15/05.......      5,121,050
  2,000,000 United States Treasury Notes 4.625%, 05/15/06.......      1,972,500
  3,000,000 United States Treasury Notes 6.500%, 02/15/10.......      3,222,180
  4,000,000 United States Treasury Notes 5.000%, 02/15/11.......      3,881,248
                                                                   ------------
                                                                     17,958,123
                                                                   ------------
            Total Bonds & Notes
             (Identified Cost $63,605,832)......................     63,687,046
                                                                   ------------

SHORT TERM INVESTMENTS--36.8%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            COMMERCIAL PAPER--23.4%
 $4,000,000 Grand Funding Corp. 4.300%, 07/16/01................   $  3,992,833
  4,000,000 Mermaid Funding Corp. 4.220%, 07/13/01..............      3,994,374
  4,000,000 Motorola, Inc. 4.600%, 07/16/01.....................      3,992,333
  3,025,000 PHH Corp. 4.230%, 07/13/01..........................      3,020,735
  2,135,000 Safeco Credit Co., Inc. 4.250%, 07/16/01............      2,131,219
                                                                   ------------
                                                                     17,131,494
                                                                   ------------
            REPURCHASE AGREEMENT--13.4%
  9,838,000 State Street Corp. Repurchase Agreement dated
             6/29/01 at 3.93% to be repurchased at $9,841,222 on
             7/2/01, Collaterized by $6,655,000 U.S. Treasury
             Bonds 10.625% due 8/15/15 with a value of
             $10,035,234.22.....................................      9,838,000
                                                                   ------------
            Total Short Term Investments
             (Identified Cost $26,969,494)......................     26,969,494
                                                                   ------------
            Total Investments--123.6%
             (Identified Cost $90,575,326)(a)...................     90,656,540
            Other assets less liabilities.......................   (17,284,564)
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $ 73,371,976
                                                                   ============

(a)  Federal Tax Information:
  At June 30, 2001 the net unrealized appreciation on investments based on cost of $90,575,326 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 643,860
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (562,646)
                                                                   ---------
   Net unrealized appreciation.................................... $  81,214
                                                                   =========

Key to Abbreviations:
TBA--A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS U.S. GOVERNMENT SERIES

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)


ASSETS
 Investments at value.................................              $90,656,540
 Cash.................................................                      318
 Receivable for:
  Fund shares sold....................................                  416,434
  Dividends and interest..............................                  507,301
                                                                    -----------
  Total Assets........................................               91,580,593
LIABILITIES
 Payable for:
  Fund shares redeemed................................  $   397,533
  Securities purchased................................   17,746,302
 Accrued expenses:
  Management fees.....................................       39,745
  Deferred trustees fees..............................        7,069
  Other expenses......................................       17,968
                                                        -----------
  Total Liabilities...................................               18,208,617
                                                                    -----------
NET ASSETS............................................              $73,371,976
                                                                    ===========
 Net assets consist of:
  Capital paid in.....................................              $73,259,987
  Undistributed net investment income.................                  741,899
  Accumulated net realized gains (losses).............                 (711,124)
  Unrealized appreciation (depreciation) on
   investments........................................                   81,214
                                                                    -----------
NET ASSETS............................................              $73,371,976
                                                                    ===========
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($73,371,875 divided by 6,380,371 shares of
 beneficial
 interest)............................................              $     11.50
                                                                    ===========

CLASS E
Net asset value and redemption price per share ($101
 divided by 9 shares
 of beneficial interest)..............................              $     11.50
                                                                    ===========
Identified cost of investments........................              $90,575,326
                                                                    ===========

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

INVESTMENT INCOME
 Interest..................................................          $1,992,398
                                                                     ----------
EXPENSES
 Management fees........................................... $178,759
 Deferred expense reimbursement............................    2,702
 Trustees fees and expenses................................    7,516
 Custodian.................................................   20,958
 Audit and tax services....................................   10,214
 Legal.....................................................      660
 Printing..................................................    2,874
 Insurance.................................................      611
 Miscellaneous.............................................    3,217
                                                            --------
 Total expenses............................................             227,511
                                                                     ----------
NET INVESTMENT INCOME......................................           1,764,887
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net..........................................             242,946
Unrealized appreciation (depreciation) on:
 Investments--net..........................................            (440,413)
                                                                     ----------
 Net gain (loss)...........................................            (197,467)
                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......          $1,567,420
                                                                     ==========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS U.S. GOVERNMENT SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                       SIX MONTHS
                                                          ENDED      YEAR ENDED
                                                        JUNE 30,    DECEMBER 31,
                                                          2001          2000
                                                       -----------  ------------
FROM OPERATIONS
 Net investment income...............................  $ 1,764,887  $ 3,214,350
 Net realized gain (loss)............................      242,946      180,192
 Unrealized appreciation (depreciation)..............     (440,413)   1,783,309
                                                       -----------  -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...    1,567,420    5,177,851
                                                       -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
  Class A............................................   (4,229,836)           0
  Class E............................................            0            0
                                                       -----------  -----------
TOTAL DISTRIBUTIONS..................................   (4,229,836)           0
                                                       -----------  -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS.......................................   18,861,351    1,027,703
                                                       -----------  -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.............   16,198,935    6,205,554
NET ASSETS
 Beginning of the period.............................   57,173,041   50,967,487
                                                       -----------  -----------
 End of the period...................................  $73,371,976  $57,173,041
                                                       ===========  ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the period...................................  $   741,899  $ 3,206,848
                                                       ===========  ===========

OTHER INFORMATION:

CAPITAL SHARES

 At June 30, 2001 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                SIX MONTHS ENDED            YEAR ENDED
                                 JUNE 30, 2001           DECEMBER 31, 2000
                             -----------------------  ------------------------
                              SHARES         $          SHARES         $
                             ---------  ------------  ----------  ------------
CLASS A
 Sales...................... 2,148,575  $ 25,544,325   1,743,895  $ 19,636,844
 Reinvestments..............   369,096     4,229,836           0             0
 Redemptions................  (924,876)  (10,912,910) (1,672,895)  (18,609,141)
                             ---------  ------------  ----------  ------------
 Net increase (decrease).... 1,592,795  $ 18,861,251      71,000  $  1,027,703
                             =========  ============  ==========  ============
CLASS E
 Sales......................         9  $        100           0  $          0
 Reinvestments..............         0             0           0             0
 Redemptions................         0             0           0             0
                             ---------  ------------  ----------  ------------
 Net increase (decrease)....         9  $        100           0  $          0
                             =========  ============  ==========  ============
 Increase (decrease) derived
  from capital share
  transactions.............. 1,592,804  $ 18,861,351      71,000  $  1,027,703
                             =========  ============  ==========  ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS U.S. GOVERNMENT SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                               CLASS A                                 CLASS E
                          --------------------------------------------------------  --------------
                                                                                    MAY 1, 2001(A)
                          SIX MONTHS            YEAR ENDED DECEMBER 31,                THROUGH
                          ENDED JUNE    ------------------------------------------     JUNE 30,
                           30, 2001      2000    1999     1998     1997     1996         2001
                          ----------    ------- -------  -------  -------  -------  --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 11.94      $ 10.81 $ 11.47  $ 11.14  $ 10.83  $ 11.04      $11.45
                           -------      ------- -------  -------  -------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..      0.20         0.67    0.65     0.47     0.53     0.58        0.00
 Net realized and
  unrealized gain (loss)
  on investments........      0.11         0.46   (0.62)    0.37     0.40    (0.21)       0.05
                           -------      ------- -------  -------  -------  -------      ------
 Total from investment
  operations............      0.31         1.13    0.03     0.84     0.93     0.37        0.05
                           -------      ------- -------  -------  -------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....     (0.75)        0.00   (0.66)   (0.45)   (0.53)   (0.56)       0.00
 Distributions from net
  realized capital
  gains.................      0.00         0.00   (0.03)   (0.06)   (0.05)   (0.02)       0.00
 Distributions in excess
  of net realized
  capital gains.........      0.00         0.00    0.00     0.00    (0.04)    0.00        0.00
                           -------      ------- -------  -------  -------  -------      ------
Total Distributions.....     (0.75)        0.00   (0.69)   (0.51)   (0.62)   (0.58)       0.00
                           -------      ------- -------  -------  -------  -------      ------
NET ASSET VALUE, END OF
 PERIOD.................   $ 11.50      $ 11.94 $ 10.81  $ 11.47  $ 11.14  $ 10.83      $11.50
                           =======      ======= =======  =======  =======  =======      ======
TOTAL RETURN (%)........       2.6 (b)     10.5     0.2      7.5      8.6      3.3         0.4(b)
Ratio of operating
 expenses to average net
 assets (%).............      0.70 (c)     0.70    0.70     0.70     0.70     0.70        0.85(c)
Ratio of net investment
 income to average net
 assets (%).............      5.43 (c)     6.29    5.89     5.70     6.42     6.13        0.00(c)
Portfolio turnover rate
 (%)....................       371 (c)      583     530      496      572      388         371(c)
Net assets, end of
 period (000)...........   $73,372      $57,173 $50,967  $45,807  $22,143  $13,211      $  0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........      0.70 (c)     0.71    0.72     0.77     0.98     1.37        0.85(c)

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

MFS TOTAL RETURN SERIES
(FORMERLY KNOWN AS BACK BAY ADVISORS MANAGED SERIES)
PORTFOLIO MANAGERS: DAVID M. CALABRO, (PICTURED) KENNETH J. ENRIGHT, DAVID KENNEDY, CONSTANTINOS MOKAS AND LISA B. NURME
MASSACHUSETTS FINANCIAL SERVICES COMPANY




Q: HAS THERE BEEN A CHANGE IN THE PORTFOLIO MANAGER OF THIS SERIES?

A: From its inception in 1987 until June 30, 2001, this Series was known as the Managed Series and was managed by Back Bay Advisors. Effective on July 1, 2001, Massachusetts Financial Services took over as the portfolio manager and the name of the Series was changed to the MFS Total Return Series of the New England Zenith Fund.

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: For the six months ended June 30, 2001, the MFS Total Return Series pro-vided a total return of -3.1% compared to a -2.4% return during the same pe-riod for a blend of the Standard & Poor's 500 Stock Index/10/ (60%) and the Lehman Brothers Aggregate Bond Index/1/ (40%). The average return of the Lipper Variable Insurance Products Flexible Fund/5/ was -2.9%.

The following questions were answered by the new portfolio manager, Massachusetts Financial Services.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: During the past six months, investors remained very sensitive to the prices they will pay for stocks. But in our view, the real rotation has been toward "quality." As evidence continued to mount that the economy was slowing and that earnings expectations were too optimistic, investors looked for companies that could deliver stable near-term earnings growth, solid cash flows, clean balance sheets, and proven management teams. While the economy continued to slow and earnings expectations moderated, the environment changed somewhat in the first two quarters of this year as the Federal Reserve Board lowered in-terest rates six times in the past six months. The market's initial reaction was to anticipate a quick recovery in the economy and in earnings. As a re-sult, early cyclical stocks such as autos, housing, and retailers rebounded. While we expect lower interest rates to help reinvigorate the economy, we be-lieve that the process will take time. As a result, not having significant ex-posure to the cyclical areas of the market, in the early part of the year, de-tracted from performance.

Q: WHAT IS MFS' OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: In recent months, we remained cautious on technology, consumer cyclical, and credit-sensitive financial stocks but bullish on energy, health care, food and drug retailers, and aerospace stocks. Within energy, we took advantage of recent pullbacks in oil services and drilling stocks to increase our exposure. Our research found that the major integrated energy companies have raised cap-ital expenditure budgets in reaction to higher oil and gas prices as well as underinvestment in energy infrastucture over the past several years. As a re-sult, despite the recent pullback in stock prices, we believe that the earn-ings outlook for the oil services and drilling companies will continue to im-prove.

We've cut back on life insurance companies and banks with significant annuity and asset management exposure. As assets under management declined due to the market's weakness, these companies could come under additional profit pres-sures. On the other hand, we've maintained significant exposure to property and casualty insurance companies such as The St. Paul Companies and other fi-nancial services companies that exhibited strong cash flows and diversified revenue streams. We significantly reduced our exposure to telephone services holdings, and we've taken profits in some natural gas stocks that produced strong gains during the past six months. Essentially, we've redeployed this cash into a broad range of industries such as electric power, pharmaceuticals, health maintenance organizations, and a couple of technology names that we felt represented strong growth franchises at compelling valuations.

We believe it's extremely difficult to predict when the economy or stock mar-ket can wage an extended comeback. With so many conflicting variables sur-rounding the economy and market sentiment, our objective is to remain focused on individual stock selection and industry fundamentals. Stock prices have come down significantly in many sectors, most notably the technology sector, and we've added very selectively across a variety of industries. However, we do not yet believe that valuations for most stocks fully compensate for the near-term earnings uncertainty. Should valuations moderate further or funda-mentals stabilize, we may look to increase our equity positions. With that said, we will remain true to our conservative approach to equity investing and asset allocation no matter what the market environment.

                                          [CHECKMARK]
                                                FUND FACTS
                                                MFS TOTAL RETURN SERIES

                                           GOAL: A favorable total return
                                           through investment in a
                                           diversified portfolio. The Series'
                                           portfolio is expected to include a
                                           mix of common stocks and fixed
                                           income securities.

                                           START DATE: May 1, 1987

                                           SIZE: $168 million as of June 30,
                                           2001

                                           MANAGERS: David M. Calabro,
                                           Kenneth J. Enright, David Kennedy,
                                           Constantinos Mokas and Lisa B.
                                           Nurme


                             MFS TOTAL              LEHMAN
                           RETURN SERIES      GOVERNMENT/CREDIT       S&P 500
  6/30/91                      10,000               10,000            10,000
  6/30/92                      11,265               11,417            11,348
  6/30/93                      12,830               12,918            12,890
  6/30/94                      12,680               12,729            13,063
  6/30/95                      15,361               14,354            16,466
  6/30/96                      18,161               15,022            20,757
  6/30/97                      22,948               16,187            27,931
  6/30/98                      28,258               18,013            36,367
  6/30/99                      32,203               18,498            44,632
6/30/2000                      33,264               19,297            47,979
6/30/2001                      30,951               21,445            40,862

                          AVERAGE ANNUAL TOTAL RETURN

                                                             LIPPER VARIABLE
                TOTAL RETURN       LEHMAN                  FLEXIBLE PORTFOLIO
                  SERIES*     GOVERNMENT/CREDIT  S&P 500      FUND AVERAGE
       6 Months    -3.1%            3.5%          -6.7%          -2.9%
         1 Year    -7.0            11.1          -14.8           -3.2
        3 Years     3.1             8.0            3.9            4.6
        5 Years    11.3             7.4           14.5           10.4
       10 Years    12.0             7.9           15.1           11.4
Since Inception    11.1             8.3           13.6            N/A

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
MFS TOTAL RETURN SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--64.6% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         AEROSPACE & DEFENSE--0.7%
   5,300 Boeing Co. .............................................   $    294,680
  11,500 United Technologies Corp. ..............................        842,490
                                                                    ------------
                                                                       1,137,170
                                                                    ------------

         ALUMINUM--1.4%
   8,700 Alcan Aluminum, Ltd. ...................................        365,574
  52,000 Alcoa, Inc. ............................................      2,048,800
                                                                    ------------
                                                                       2,414,374
                                                                    ------------

         APPAREL & TEXTILES--0.2%
   7,300 NIKE, Inc. (Class B)....................................        306,527
                                                                    ------------

         AUTO PARTS--0.7%
  45,800 Delphi Automotive Systems Corp. ........................        729,594
  24,300 Visteon Corp. ..........................................        446,634
                                                                    ------------
                                                                       1,176,228
                                                                    ------------

         AUTOMOBILES--0.1%
   3,900 Ford Motor Co. .........................................         95,745
                                                                    ------------

         BANKS--3.8%
  28,700 Bank of America Corp. ..................................      1,722,861
  21,700 Citigroup, Inc. ........................................      1,146,628
  30,900 FleetBoston Financial Corp. ............................      1,219,005
   3,200 Mellon Financial Corp. .................................        147,200
  18,900 PNC Financial Services Group, Inc. .....................      1,243,431
  17,600 US Bancorp..............................................        401,104
  12,900 Wells Fargo & Co. ......................................        598,947
                                                                    ------------
                                                                       6,479,176
                                                                    ------------

         CHEMICALS--1.8%
  42,500 Air Products & Chemicals, Inc. .........................      1,944,375
  23,100 Georgia Gulf Corp. .....................................        358,050
  20,600 Rohm & Haas Co. ........................................        677,740
                                                                    ------------
                                                                       2,980,165
                                                                    ------------

         COMMUNICATION SERVICES--6.1%
  24,500 Alltel Corp. ...........................................      1,500,870
  14,700 Centurytel, Inc. .......................................        445,410
  42,700 Comcast Corp. (b).......................................      1,853,180
  11,400 Gannett, Inc. ..........................................        751,260
  12,300 SBC Communications, Inc. ...............................        492,738
  19,600 Telephone & Data Systems, Inc. .........................      2,131,500
  58,900 Viacom, Inc. (Class B) (b)..............................      3,048,075
                                                                    ------------
                                                                      10,223,033
                                                                    ------------

         COMMUNICATIONS--2.5%
   6,900 BJ Services Co. ........................................        195,822
  15,100 Cooper Cameron Corp. (b)................................        842,580

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         COMMUNICATIONS--(CONTINUED)
   8,900 Cox Communications, Inc. ...............................   $    522,964
  43,000 Noble Drilling Corp. (b)................................      1,408,250
  25,300 Schlumberger, Ltd. .....................................      1,332,045
                                                                    ------------
                                                                       4,301,661
                                                                    ------------

         COMPUTERS & BUSINESS EQUIPMENT--2.6%
  24,000 Advanced Fibre Communications (b).......................        504,000
  17,100 Analog Devices, Inc. (b)................................        739,575
  21,200 Compaq Computer Corp. ..................................        328,388
   6,400 International Business Machines Corp. ..................        723,200
  65,000 Motorola, Inc. .........................................      1,076,400
  18,300 Nokia Corp. (ADR).......................................        403,332
  25,700 Sun Microsystems, Inc. .................................        404,004
   7,800 Texas Instruments, Inc. ................................        245,700
                                                                    ------------
                                                                       4,424,599
                                                                    ------------

         CONTAINERS & GLASS--0.3%
  87,100 Owens-Illinois, Inc. ...................................        590,538
                                                                    ------------

         COSMETICS & TOILETRIES--0.4%
  21,500 Gillette Co. ...........................................        623,285
                                                                    ------------

         DOMESTIC OIL--7.7%
  26,600 Apache Corp. ...........................................      1,349,950
   8,400 BP Amoco, Plc. (ADR)....................................        418,740
  41,300 Devon Energy Corp. .....................................      2,168,250
  26,700 ExxonMobil Corp. .......................................      2,332,245
  25,100 Halliburton Co. ........................................        893,560
  11,400 Kerr-McGee Corp. .......................................        755,478
  76,900 Occidental Petroleum Corp. .............................      2,044,771
  45,100 Royal Dutch Petroleum Co. (ADR).........................      2,627,977
  11,100 Unocal Corp. ...........................................        379,065
                                                                    ------------
                                                                      12,970,036
                                                                    ------------

         DRUGS & HEALTH CARE--3.9%
  11,900 Abbott Laboratories.....................................        571,319
  15,200 American Home Products Corp. ...........................        888,288
   2,100 Baxter International, Inc. .............................        102,900
   6,600 Bristol-Myers Squibb Co. ...............................        345,180
   1,400 Community Health Systems, Inc. .........................         41,300
   6,300 Eli Lilly & Co. ........................................        466,200
  27,300 Guidant Corp. (b).......................................        982,800
  33,400 HCA Healthcare Co. .....................................      1,509,346
   3,400 Johnson & Johnson.......................................        170,000
   4,600 Pharmacia Corp. ........................................        211,370
  34,800 Schering-Plough Corp. ..................................      1,261,152
                                                                    ------------
                                                                       6,549,855
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS TOTAL RETURN SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         ELECTRIC UTILITIES--2.4%
  20,500 Dominion Resources, Inc. ...............................   $  1,232,665
  14,400 Duke Energy Co. ........................................        561,744
  12,600 Exelon Corp. ...........................................        807,912
   6,700 FPL Group, Inc. ........................................        403,407
  17,500 Pinnacle West Capital Corp. ............................        829,500
   5,200 Progress Energy, Inc. ..................................        233,584
                                                                    ------------
                                                                       4,068,812
                                                                    ------------

         ELECTRONICS--0.1%
   9,400 Tektronix, Inc. ........................................        255,210
                                                                    ------------

         FINANCIAL SERVICES--5.7%
  45,700 Federal Home Loan Mortgage Corp. .......................      3,199,000
  32,600 Hartford Financial Services Group, Inc..................      2,229,840
  18,800 J.P. Morgan Chase & Co. ................................        838,480
  21,300 Merrill Lynch & Co., Inc................................      1,262,025
  20,000 Morgan Stanley Dean Witter & Co. .......................      1,284,600
  18,300 Nationwide Financial Services, Inc. ....................        798,795
                                                                    ------------
                                                                       9,612,740
                                                                    ------------

         FOOD & BEVERAGES--0.6%
  15,600 Archer Daniels Midland Co. .............................        202,800
   9,800 Quaker Oats Co. ........................................        894,250
                                                                    ------------
                                                                       1,097,050
                                                                    ------------

         FOREIGN CORPORATE--3.3%
  61,200 Akzo Nobel NV, (EUR)....................................      2,593,196
  28,000 Alstom S.A., (EUR)......................................        779,722
   2,300 Nestle S.A., (CHF)......................................        489,062
  44,900 Novartis AG, (CHF)......................................      1,625,797
                                                                    ------------
                                                                       5,487,777
                                                                    ------------

         GAS & PIPELINE UTILITIES--3.1%
  13,400 El Paso Corp. ..........................................        704,036
  23,600 National Fuel Gas Co. ..................................      1,226,964
  82,900 NiSource, Inc. .........................................      2,265,657
   4,000 TXU Corp. ..............................................        207,000
  10,800 Utilicorp United, Inc. .................................        329,940
  14,500 WGL Holdings, Inc. .....................................        393,095
   3,400 Williams Cos., Inc. ....................................        112,030
                                                                    ------------
                                                                       5,238,722
                                                                    ------------

         HOTELS & RESTAURANTS--1.3%
  55,900 Harrah Entertainment, Inc. (b)..........................      1,973,270
   6,300 MGM Mirage, Inc. .......................................        188,748
                                                                    ------------
                                                                       2,162,018
                                                                    ------------

         HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.2%
   7,200 Fortune Brands, Inc. ...................................        276,192
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         HOUSEHOLD PRODUCTS--0.6%
  16,200 Procter & Gamble Co. ...................................   $  1,033,560
                                                                    ------------

         INDUSTRIAL MACHINERY--1.8%
  46,700 Deere & Co. ............................................      1,767,595
   5,200 Ingersoll-Rand Co. .....................................        214,240
  24,100 W.W. Grainger, Inc. ....................................        991,956
                                                                    ------------
                                                                       2,973,791
                                                                    ------------

         INSURANCE--5.8%
  48,800 Allstate Corp. .........................................      2,146,712
   7,700 American General Corp. .................................        357,665
   1,300 American International Group, Inc. .....................        111,800
  17,700 CIGNA Corp. ............................................      1,696,014
  11,900 Chubb Corp. ............................................        921,417
  21,800 Jefferson-Pilot Corp. ..................................      1,053,376
   3,100 Lincoln National Corp. .................................        160,425
  16,600 MetLife, Inc. ..........................................        514,268
  55,300 The St. Paul Cos., Inc. ................................      2,803,157
                                                                    ------------
                                                                       9,764,834
                                                                    ------------

         LEISURE--0.1%
   4,900 The Walt Disney Co. ....................................        141,561
                                                                    ------------

         MINING--0.1%
   5,500 Phelps Dodge Corp. .....................................        228,250
                                                                    ------------

         PAPER & FOREST--0.1%
   1,800 Kimberly-Clark Corp. ...................................        100,620
                                                                    ------------

         PUBLISHING--0.1%
   5,300 New York Times Co. .....................................        222,600
                                                                    ------------

         RAILROADS & EQUIPMENT--0.5%
  27,300 Burlington Northern Santa Fe Corp. .....................        823,641
                                                                    ------------

         REAL ESTATE--0.4%
  11,400 Equity Residential Properties Trust.....................        644,670
                                                                    ------------

         RETAIL--1.6%
  28,800 Safeway, Inc. (b).......................................      1,382,400
  50,200 The Kroger Co. (b)......................................      1,255,000
                                                                    ------------
                                                                       2,637,400
                                                                    ------------

         SOFTWARE--1.1%
  22,500 Microsoft Corp. (b).....................................      1,642,500
   2,300 VeriSign, Inc. (b)......................................        138,023
                                                                    ------------
                                                                       1,780,523
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS TOTAL RETURN SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            TELEPHONE--3.5%
     51,800 AT&T Corp. .........................................   $  1,139,600
     57,900 Nortel Networks Corp. ..............................        526,311
     94,800 Sprint Corp. (FON Group)............................      2,024,928
     40,600 Verizon Communications..............................      2,172,100
                                                                   ------------
                                                                      5,862,939
                                                                   ------------
            Total Common Stocks
             (Identified Cost $104,350,878).....................    108,685,302
                                                                   ------------

BONDS & NOTES--1.7%

    FACE
   AMOUNT

            AEROSPACE & DEFENSE--0.1%
   $280,000 Northrop Grumman Corp. (144A) 7.125%, 02/15/11......        277,168
                                                                   ------------

            DOMESTIC OIL--0.1%
    210,000 Chevron Phillips Chemical Corp. 7.000%, 03/15/11....        207,501
                                                                   ------------

            FINANCE & BANKING--0.2%
    290,000 General Motors Acceptance Corp. 7.250%, 03/02/11....        293,873
                                                                   ------------

            FOOD & BEVERAGES--0.2%
    290,000 Kellogg Co. (144A) 6.000%, 04/01/06.................        287,696
                                                                   ------------

            PETROLEUM SERVICES--0.5%
    540,000 Kinder Morgan Energy Partners, L.P. 6.750%,
             03/15/11...........................................        532,433
    320,000 Transocean Sedco Forex, Inc. (144A) 6.625%,
             04/15/11...........................................        314,658
                                                                   ------------
                                                                        847,091
                                                                   ------------

            UTILITIES--0.3%
    450,000 PSEG Power, L.L.C. (144A)
             7.750%, 04/15/11...................................        464,445
                                                                   ------------

            YANKEE--0.3%
    650,000 Global Crossing Holdings, Ltd. (144A) 8.700%,
             08/01/07...........................................        497,250
                                                                   ------------

            Total Bonds & Notes
             (Identified Cost $3,025,877).......................      2,875,024
                                                                   ------------

PREFERRED STOCK--0.1%

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            GAS & PIPELINE UTILITIES--0.1%
      4,000 NiSource, Inc. .....................................   $    196,760
                                                                   ------------
            Total Preferred Stock
             (Identified Cost $197,227).........................        196,760
                                                                   ------------

SHORT TERM INVESTMENT--1.0%

    FACE
   AMOUNT

            REPURCHASE AGREEMENT--1.0%
 $1,660,000 State Street Corp. Repurchase Aggreement dated
             06/29/01 at 2.750% to be repurchased at $1,660,380
             on 07/02/01, Collaterized by $1,325,000 U.S.
             Treasury Bonds 8.125% due 08/15/19 with a value of
             $1,698,170.........................................      1,660,000
                                                                   ------------
            Total Short Term Investment
             (Identified Cost $1,660,000).......................      1,660,000
                                                                   ------------
            Total Investments--67.4%
             (Identified Cost $109,233,982) (a).................    113,417,086
            Other assets less liabilities.......................     54,937,189
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $168,354,275
                                                                   ============

(a)  Federal Tax Information:
     At June 30, 2001 the net unrealized appreciation on investments based on cost of $109,233,982 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 7,049,821
     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (2,866,717)
                                                                    -----------
     Net unrealized appreciation....................................$ 4,183,104
                                                                    ===========

(b)  Non-income producing security.

Key to Abbreviations:
144A-- Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,841,217 or 1.1% of net assets.
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.
CHF--  Swiss Franc
EUR--  Euro Currency

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS TOTAL RETURN SERIES

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)


ASSETS
 Investments at value.................................              $113,417,086
 Cash.................................................                     7,554
 Receivable for:
  Securities sold.....................................               109,195,695
  Fund shares sold....................................                   274,791
  Dividends and interest..............................                   212,816
                                                                    ------------
  Total Assets........................................               223,107,942
LIABILITIES
 Payable for:
  Fund shares redeemed................................  $   250,331
  Securities purchased................................   54,342,495
 Accrued expenses:
  Management fees.....................................       70,490
  Deferred trustees fees..............................       61,122
  Other expenses......................................       29,229
                                                        -----------
  Total Liabilities...................................                54,753,667
                                                                    ------------
NET ASSETS............................................              $168,354,275
                                                                    ============
 Net assets consist of:
  Capital paid in.....................................              $153,097,351
  Undistributed net investment income.................                 2,576,336
  Accumulated net realized gains (losses).............                 8,365,376
  Unrealized appreciation (depreciation) on investments
   and foreign currency...............................                 4,315,212
                                                                    ------------
NET ASSETS............................................              $168,354,275
                                                                    ============
 Computation of offering price:
 Net asset value and redemption price per share
  ($168,354,275 divided by 1,177,976 shares of
  beneficial interest)................................              $     142.92
                                                                    ============
 Identified cost of investments.......................              $109,233,982
                                                                    ============
 STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 2001
 (UNAUDITED)
INVESTMENT INCOME
 Dividends........................................              $    819,272(a)
 Interest.........................................                 2,295,784
                                                                ------------
                                                                   3,115,056
EXPENSES
 Management fees.................................. $   430,798
 Trustees fees and expenses.......................       7,340
 Custodian........................................      63,203
 Audit and tax services...........................      10,214
 Legal............................................       1,496
 Printing.........................................      10,145
 Insurance........................................       1,968
 Miscellaneous....................................       3,195
                                                   -----------
 Total expenses...................................                   528,359
                                                                ------------
NET INVESTMENT INCOME.............................                 2,586,697
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.................................  10,668,374
 Foreign currency transactions--net...............  (2,301,170)    8,367,204
                                                   -----------
Unrealized appreciation (depreciation) on:
 Investments--net................................. (16,708,987)
 Foreign currency transactions--net...............     125,206   (16,583,781)
                                                   -----------  ------------
Net gain (loss)...................................                (8,216,577)
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................              $ (5,629,880)
                                                                ============
(a) Net of foreign taxes of $4,935

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS TOTAL RETURN SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                        2001          2000
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  2,586,697  $  6,323,527
 Net realized gain (loss)..........................    8,367,204    28,768,197
 Unrealized appreciation (depreciation)............  (16,583,781)  (41,826,148)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   (5,629,880)   (6,734,424)
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income.............................   (6,264,934)            0
 Net realized gain.................................  (28,824,959)   (4,495,121)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................  (35,089,893)   (4,495,121)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   13,721,309    27,136,368
 Reinvestment of distributions.....................   35,089,893     4,495,121
 Cost of shares redeemed...........................  (21,007,387)  (58,012,456)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   27,803,815   (26,380,967)
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........  (12,915,958)  (37,610,512)
NET ASSETS
 Beginning of the period...........................  181,270,233   218,880,745
                                                    ------------  ------------
 End of the period................................. $168,354,275  $181,270,233
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period................................. $  2,576,336  $  6,254,573
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................       84,213       139,823
 Issued in reinvestment of distributions...........      246,834        23,231
 Redeemed..........................................     (128,079)     (300,146)
                                                    ------------  ------------
 Net Change........................................      202,968      (137,092)
                                                    ============  ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS
                            ENDED                 YEAR ENDED DECEMBER 31,
                           JUNE 30,     ------------------------------------------------
                             2001         2000      1999      1998      1997      1996
                          ----------    --------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 185.92     $ 196.82  $ 207.76  $ 189.85  $ 170.37  $ 163.52
                           --------     --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       2.38         6.49      6.98      6.56      6.38      6.43
 Net realized and
  unrealized gain (loss)
  on investments........      (8.39)      (12.98)    13.48     30.50     38.47     18.21
                           --------     --------  --------  --------  --------  --------
 Total from investment
  operations............      (6.01)       (6.49)    20.46     37.06     44.85     24.64
                           --------     --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (6.60)        0.00     (6.83)    (6.51)    (6.42)    (6.34)
 Distributions from net
  realized capital
  gains.................     (30.39)       (4.41)   (24.57)   (12.64)   (18.95)   (11.45)
                           --------     --------  --------  --------  --------  --------
 Total Distributions....     (36.99)       (4.41)   (31.40)   (19.15)   (25.37)   (17.79)
                           --------     --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD.................   $ 142.92     $ 185.92  $ 196.82  $ 207.76  $ 189.85  $ 170.37
                           ========     ========  ========  ========  ========  ========
TOTAL RETURN (%)........       (3.1)(b)    (3.4)      10.0      19.7      26.6      15.0
Ratio of operating
 expenses to average net
 assets (%).............       0.61 (a)     0.58      0.58      0.58      0.61      0.62
Ratio of net investment
 income to average net
 assets (%).............       3.00 (a)     3.14      3.16      3.15      3.20      3.64
Portfolio turnover rate
 (%)....................        133 (a)       48        49        25        65        72
Net assets, end of
 period (000)...........   $168,354     $181,270  $218,881  $213,639  $188,783  $160,888

(a)  Computed on an annualized basis.
(b)  Periods less than one year are not computed on an annualized basis.

                See accompanying notes to financial statements.

BALANCED SERIES
PORTFOLIO MANAGERS: MAYA K. BITTAR, CFA AND THOMAS L. PAPPAS, CFA
WELLINGTON MANAGEMENT COMPANY, LLP

[LOGO OF MAYA K. BITTAR]
[LOGO OF THOMAS L. PAPPAS]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEER GROUP?

A: The New England Zenith Balanced Series Fund returned -4.1% for the six-month period ended June 30, 2001, underperforming the composite market benchmark of 60% S&P500/10//40% Lehman Aggregate Bond Index/1/, which returned -2.4% and the Lipper Variable Balanced Funds Average/5/, which returned -1.6% for the same period.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: The first six months of 2001 proved to be difficult for the equity market, with the S&P 500 returning -6.7%. During this time, the equity market experi-enced a tug-of-war between falling earnings estimates and falling interest rates. While equities managed to rally in the second quarter, they did not make up the ground lost in the first quarter. Ongoing concerns about the continuing slowdown in US economic activity led the Federal Reserve to reduce short-term interest rates by 275 basis points during the first six months of the year. While the bond market had largely anticipated these actions, it is too early to measure the efficacy of the Fed's aggressive stance.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: The investment strategy of the Balanced Series remains multi-faceted, in-vesting in stocks for potential long-term growth, and in bonds to help cushion volatility within the equity market. The strategy for the equity portion of the Series continues to employ top-down sector analysis and bottom-up security se-lection. The fixed income portion of the Balanced Series combines top-down yield spread analysis and bottom-up security valuation to determine the rela-tive attractiveness for each sector of the bond market.

At the start of the year, the asset mix of the Series was 57% stocks, 41% bonds and 2% cash. As a result of weak equity markets in February and March, the eq-uity exposure decreased as low as 52%, but we have since increased it to 58% as of the end of June believing that the equity market environment will improve later in the year. In terms of sectors, at the start of the year the equity portion of the portfolio was positioned defensively, with overweight positions in healthcare, consumer staples, electrical utilities and energy. In April, we started to move away from consumer staples towards more cyclical sectors of the market in anticipation of further Fed interest rate cuts and an eventual recov-ery in economic activity.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: A weak equity market and disappointing performance among select equity hold-ings had a significant impact on performance during the first half of the year. Holdings in the industrial and financial sectors were especially weak, includ-ing Auto Data Processing, Emerson Electric, Morgan Stanley and Marsh & McLen-nan. However, we remain positive about the long-term case for these companies and believe they are still fundamentally strong. The Series' conservative posi-tion in information technology helped performance, as the technology sector was weak during most of the period. Indeed, some of the Series' best performing eq-uity holdings during the first half of 2001 included holdings in this sector, such as Microsoft, IBM, Dell and Micron Technology. However, along with the good performance, some of the technology holdings such as Cisco, Tellabs and EMC noticeably detracted from performance during the period. Other top perform-ers in the Series came from a variety of sectors and included AOL Time Warner (media), AT&T--Liberty Media (media), Global Crossing (telecommunications), Alcoa (materials) and Baxter International (health care equipment).

With the S&P 500 returning -6.7%, the Series' allocation to bonds (40% as of June 30, 2001) offered some downside protection. In addition, the bond portion of the Series outperformed the Lehman Aggregate for the first half of the year as a result of its overweight positions in mortgage-backed securities and in-vestment-grade corporate bonds.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT 6 MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE THE PORTFOLIO?

A: We believe the US economy has successfully skirted a recession in 2001. Ag-gressive monetary stimulus and well-timed tax cuts are providing some necessary support of economic activity. While we be-lieve that there is still more bad news likely to surface in the technology sector, we expect the broader economy to exhibit gradual improvement during the remainder of the year. The result should be much stronger economic performance in 2002, with less inflation and rising corporate profits.

The current positioning of the Series reflects our cautiously optimistic out-look for the year ahead. While the last six months have been challenging, we continue to feel that the portfolio is well positioned to respond to the envi-ronment that we envision over the next six to twelve months. By the end of the year there should be signs of better economic conditions due to the aggressive Fed easing, a tax cut and falling energy prices. This should lead to improved equity market performance overall and better relative performance by a portfo-lio which is overweighted in technology, industrial and commercial, financials and energy. We believe that bond market yields will remain near current levels as the Federal Reserve's easing cycle comes to an end.

The current positioning of the Series reflects our somewhat cautious outlook for the year ahead. As usual, we expect asset allocation changes to be gradual over time, as the Series does not try to time the market.


                                               [CHECKMARK]
                                               FUND FACTS
                                               BALANCED SERIES

                                          GOAL: Long-term total return from a
                                          combination of capital appreciation
                                          and current income.
                                          START DATE: October 31, 1994
                                          SIZE: $149 million as of June 30,
                                          2001
                                          MANAGERS: Maya Bittar and Thomas
                                          Pappas have served as portfolio
                                          managers of the series since May 1,
                                          2000.

                   Loomis Sayles   Lehman Brother
                  Balanced Series  Aggregate Bond   S&P 500
      10/31/94        10,000          10,000        10,000
       6/30/95        11,567          11,233        11,755
       6/30/96        12,998          11,756        14,812
       6/30/97        15,811          12,668        19,951
       6/30/98        17,992          14,097        25,969
       6/30/99        19,104          14,477        31,878
     6/30/2000        17,635          15,102        34,189
     6/30/2001        16,684          16,783        29,119

                          AVERAGE ANNUAL TOTAL RETURN

                                                          LIPPER VARIABLE
                  BALANCED         LEHMAN                 BALANCED FUNDS
                  SERIES     GOVERNMENT/CREDIT   S&P 500      AVERAGE
       6 Months    -4.1%            3.6%          -6.7%        -1.6%
         1 Year    -6.5            11.2          -14.8         -0.3
        3 Years    -2.9             6.3            3.9          4.5
        5 Years     4.9             7.5           14.5         10.4
Since Inception     7.8             8.2           17.4          N/A


The total non-annualized return of the Class E shares from their May 1, 2001 inception date through June 30, 2001 was -2.0%

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--57.6% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         AEROSPACE & DEFENSE--1.4%
  16,200 Boeing Co. .............................................   $    900,720
  15,700 United Technologies Corp. ..............................      1,150,182
                                                                    ------------
                                                                       2,050,902
                                                                    ------------

         ALUMINUM--0.6%
  23,800 Alcoa, Inc. ............................................        937,720
                                                                    ------------

         BANKS--4.0%
  27,600 Bank One Corp. .........................................        988,080
  53,733 Citigroup, Inc. ........................................      2,839,252
  25,000 FleetBoston Financial Corp. ............................        986,250
  50,200 US Bancorp..............................................      1,144,058
                                                                    ------------
                                                                       5,957,640
                                                                    ------------

         BUSINESS SERVICES--0.6%
  18,700 Automatic Data Processing, Inc. ........................        929,390
                                                                    ------------

         CHEMICALS--0.9%
  38,400 Dow Chemical Co. .......................................      1,276,800
                                                                    ------------

         COMMUNICATION SERVICES--3.8%
  48,000 AOL Time Warner, Inc. ..................................      2,544,000
  22,700 Gannett, Inc. ..........................................      1,495,930
  15,500 Qwest Communications International, Inc. ...............        493,985
  25,896 SBC Communications, Inc. ...............................      1,037,394
                                                                    ------------
                                                                       5,571,309
                                                                    ------------

         COMPUTERS & BUSINESS EQUIPMENT--5.2%
  84,900 Cisco Systems, Inc. (b).................................      1,545,180
  42,600 Dell Computer Corp. (b).................................      1,113,990
  34,500 EMC Corp. (b)...........................................      1,002,225
  19,600 International Business Machines Corp. ..................      2,214,800
  64,200 Motorola, Inc. .........................................      1,063,152
  18,700 Tellabs, Inc. (b).......................................        362,406
  13,200 Texas Instruments, Inc. ................................        415,800
                                                                    ------------
                                                                       7,717,553
                                                                    ------------

         CONGLOMERATES--4.0%
  90,200 General Electric Co. ...................................      4,397,250
  28,800 Tyco International, Ltd. ...............................      1,569,600
                                                                    ------------
                                                                       5,966,850
                                                                    ------------

         DOMESTIC OIL--4.1%
   8,600 Anadarko Petroleum Corp. ...............................        464,658
  30,400 Conoco, Inc. (Class B)..................................        878,560
  36,700 ExxonMobil Corp. .......................................      3,205,745
  16,800 Schlumberger, Ltd. .....................................        884,520
   9,300 Texaco, Inc. ...........................................        619,380
                                                                    ------------
                                                                       6,052,863
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         DRUGS & HEALTH CARE--8.5%
  27,800 Abbott Laboratories.....................................   $  1,334,678
  21,300 American Home Products Corp. ...........................      1,244,772
   8,200 Baxter International, Inc. .............................        401,800
  29,500 Bristol-Myers Squibb Co. ...............................      1,542,850
  26,100 HCA Healthcare Co. .....................................      1,179,459
  30,600 Immunex Corp. (b).......................................        543,150
  26,000 Johnson & Johnson.......................................      1,300,000
  18,000 Merck & Co., Inc. ......................................      1,150,380
  51,500 Pfizer, Inc. ...........................................      2,062,575
  17,200 Pharmacia Corp. ........................................        790,340
  30,000 Schering-Plough Corp. ..................................      1,087,200
                                                                    ------------
                                                                      12,637,204
                                                                    ------------

         ELECTRIC UTILITIES--1.7%
  21,400 Duke Energy Co. ........................................        834,814
  10,600 Exelon Corp. ...........................................        679,672
  17,900 FPL Group, Inc. ........................................      1,077,759
                                                                    ------------
                                                                       2,592,245
                                                                    ------------

         ELECTRICAL EQUIPMENT--0.6%
  15,400 Emerson Electric Co. ...................................        931,700
                                                                    ------------

         ELECTRONICS--2.0%
  72,100 Intel Corp. ............................................      2,108,925
  48,200 Solectron Corp. ........................................        882,060
                                                                    ------------
                                                                       2,990,985
                                                                    ------------

         FINANCIAL SERVICES--4.4%
  13,800 Hartford Financial Services Group, Inc. ................        943,920
  37,000 J.P. Morgan Chase & Co. ................................      1,650,200
  20,000 Merrill Lynch & Co., Inc. ..............................      1,185,000
  22,000 Morgan Stanley Dean Witter & Co. .......................      1,413,060
  27,200 State Street Corp. .....................................      1,346,128
                                                                    ------------
                                                                       6,538,308
                                                                    ------------

         FOOD & BEVERAGES--1.1%
  35,600 PepsiCo, Inc. ..........................................      1,573,520
                                                                    ------------

         GAS & PIPELINE UTILITIES--0.6%
  16,000 El Paso Corp. ..........................................        840,640
                                                                    ------------

         INDUSTRIAL MACHINERY--0.8%
  24,400 Caterpillar, Inc. ......................................      1,221,220
                                                                    ------------

         INSURANCE--2.7%
  25,800 American International Group, Inc. .....................      2,218,800
  18,100 Marsh & McLennan Cos., Inc. ............................      1,828,100
                                                                    ------------
                                                                       4,046,900
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

          PAPER & FOREST--0.5%
   13,600 Kimberly-Clark Corp. ..................................   $    760,240
                                                                    ------------

          RETAIL--3.5%
   37,100 Home Depot, Inc. ......................................      1,727,005
   27,700 Safeway, Inc. (b)......................................      1,329,600
   43,300 Wal-Mart Stores, Inc. .................................      2,113,040
                                                                    ------------
                                                                       5,169,645
                                                                    ------------

          SOFTWARE--4.2%
   17,900 I2 Technologies, Inc. (b)..............................        354,420
   59,700 Microsoft Corp. (b)....................................      4,358,100
   58,800 Oracle Corp. (b).......................................      1,117,200
    6,400 Veritas Software Corp. (b).............................        425,792
                                                                    ------------
                                                                       6,255,512
                                                                    ------------

          TELEPHONE--1.7%
   82,700 AT&T Corp. (Liberty Media Group) (b)...................      1,446,423
   79,550 Worldcom, Inc..........................................      1,129,610
                                                                    ------------
                                                                       2,576,033
                                                                    ------------

          TRUCKING & FREIGHT FORWARDING--0.7%
   27,500 FedEx Corp.............................................      1,105,500
                                                                    ------------
          Total Common Stocks
           (Identified Cost $94,028,318).........................     85,700,679
                                                                    ------------

BONDS & NOTES--40.1%

   FACE
  AMOUNT
          AEROSPACE & DEFENSE--0.1%
 $215,000 US Airways Pass Through Trust 7.076%, 09/20/22.........        211,861
                                                                    ------------
          AIR TRAVEL--0.1%
   25,000 American Airliness 10.180%, 01/02/13...................         26,471
   75,000 Atlas Air, Inc. 10.750%, 08/01/05......................         63,750
                                                                    ------------
                                                                          90,221
                                                                    ------------
          ALUMINUM--0.0%
   20,000 Century Aluminum Co. (144A) 11.750%, 04/15/08..........         20,800
                                                                    ------------
          APPAREL & TEXTILES--0.0%
   20,000 Levi Strauss & Co. 11.625%, 01/15/08...................         18,000
   50,000 Pillowtex Corp. 9.000%, 12/15/07 (e)...................            500
   50,000 Westpoint Stevens, Inc. 7.875%, 06/15/05...............         19,500
   20,000 Westpoint Stevens, Inc. 7.875%, 06/15/08...............          7,400
                                                                    ------------
                                                                          45,400
                                                                    ------------

   FACE                                                               VALUE
  AMOUNT                                                            (NOTE 1A)

          AUTO PARTS--0.1%
 $ 55,000 Accuride Corp. 9.250%, 02/01/08.......................   $     36,850
   30,000 Hayes Lemmerz International, Inc. 11.875%, 06/15/06...         29,100
   35,000 Hayes Lemmerz International, Inc. 11.000%, 07/15/06...         29,050
                                                                   ------------
                                                                         95,000
                                                                   ------------

          AUTOMOBILES--0.5%
   50,000 Exide Corp. 10.000%, 04/15/05.........................         42,750
   80,000 Federal-Mogul Corp. 7.750%, 07/01/06..................         12,800
   25,000 Federal-Mogul Corp. 7.500%, 01/15/09..................          3,625
   75,000 Federal-Mogul Corp. 7.875%, 07/01/10..................         10,875
  500,000 Hertz Corp. 8.250%, 06/01/05..........................        529,515
   25,000 LDM Technologies, Inc. 10.750%, 01/15/07..............         15,750
   25,000 Lear Corp. 9.500%, 07/15/06...........................         26,169
   50,000 Lear Corp. 8.110%, 05/15/09...........................         50,118
   10,000 Navistar International Corp. (144A) 9.375%, 06/01/06..         10,150
                                                                   ------------
                                                                        701,752
                                                                   ------------

          BIOTECHNOLOGY--0.0%
   25,000 Packard Bioscience, Inc.
           9.375%, 03/01/07.....................................         24,250
                                                                   ------------

          BROADCASTING--0.5%
   50,000 Ackerley Group, Inc. 9.000%, 01/15/09.................         43,750
   30,000 CSC Holdings, Inc. (Series B) 8.125%, 08/15/09........         29,696
   50,000 Fox/Liberty Networks, L.L.C. 0/9.750%, 08/15/07(c)....         47,000
   50,000 Granite Broadcasting Corp. 8.875%, 05/15/08...........         33,500
   85,000 Lin Holdings Corp. 0/10.000%, 03/01/08 (c)............         66,300
  400,000 News America Holdings, Inc. 9.250%, 02/01/13..........        450,204
  100,000 Viacom, Inc. 7.875%, 07/30/30.........................        105,341
                                                                   ------------
                                                                        775,791
                                                                   ------------

          BUILDING & CONSTRUCTION--0.5%
  150,000 Centex Corp. 7.875%, 02/01/11.........................        149,159
  200,000 Masco Corp. 5.750%, 10/15/08..........................        184,870
  150,000 Pulte, Inc. 7.625%, 10/15/17..........................        131,735
  200,000 Regency Centers, L.P. 7.950%, 01/15/11................        200,006
   30,000 Standard Pacific Corp.
           8.000%, 02/15/08.....................................         28,575
                                                                   ------------
                                                                        694,345
                                                                   ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

   FACE                                                               VALUE
  AMOUNT                                                            (NOTE 1A)

          BUSINESS SERVICES--0.2%
 $140,000 GT Group Telecom, Inc. 0/13.125%, 02/01/10 (c)........   $     44,100
   75,000 IT Group, Inc. (Series B)
           11.250%, 04/01/09....................................         70,500
   20,000 Iron Mountain, Inc. 10.125%, 10/01/06.................         21,150
   50,000 Iron Mountain, Inc. 8.250%, 07/01/11..................         49,750
   25,000 Owens & Minor, Inc.
           10.875%, 06/01/06....................................         26,375
   20,000 Resolution Performance Products 13.500%, 11/15/10.....         21,700
                                                                   ------------
                                                                        233,575
                                                                   ------------

          CHEMICALS--0.3%
   50,000 Borden Chemicals & Plastics Operating 9.500%, 05/01/05
           (e)..................................................          9,000
   50,000 Georgia Gulf Corp. 10.375%, 11/01/07..................         51,250
  300,000 ICI Wilmington, Inc. 6.950%, 09/15/04.................        304,632
   50,000 Lyondell Chemical Co.
           9.625%, 05/01/07.....................................         49,875
   50,000 Lyondell Chemical Co.
           10.875%, 05/01/09....................................         49,125
    5,000 PMD Group, Inc. 11.000%, 02/28/11.....................          5,075
                                                                   ------------
                                                                        468,957
                                                                   ------------

          COMMUNICATION SERVICES--0.0%
   30,000 Mediacom Broadband, L.L.C (144A) 11.000%, 07/15/13....         30,525
                                                                   ------------

          COMMUNICATIONS--0.7%
  100,000 Adelphia Communications Corp. 7.750%, 01/15/09........         88,000
   50,000 Charter Communication Holdings, L.L.C 8.250%,
           04/01/07.............................................         46,750
   25,000 Charter Communication Holdings, L.L.C. 8.625%,
           04/01/09.............................................         23,750
   15,000 Charter Communications Holdings, Inc. 11.125%,
           01/15/11.............................................         15,750
   30,000 Charter Communications, Inc. 10.000%, 05/15/11........         30,450
   10,000 Classic Cable, Inc. 10.500%, 03/01/10.................          2,900
   20,000 Exodus Communications, Inc. 11.250%, 07/01/08.........          6,900
   70,000 Exodus Communications, Inc. 10.750%, 12/15/09.........         23,100
  100,000 Exodus Communications, Inc. 11.625%, 07/15/10.........         34,500
   50,000 Gray Communications Systems, Inc. 10.625%, 10/01/06...         50,750
   25,000 Insight Communications, Inc. (144A) 0/12.125, 02/15/11
           (c)..................................................         14,125
   65,000 Level 3 Communications, Inc. 9.125%, 05/01/08.........         26,975
   35,000 Nextel Communications
           9.375%, 11/15/09.....................................         27,738

   FACE                                                               VALUE
  AMOUNT                                                            (NOTE 1A)

          COMMUNICATIONS--(CONTINUED)
 $125,000 Nextel Communications, Inc. 0/9.750%, 10/31/07 (c)....   $     81,250
   50,000 RCN Corp. (Series B) 0/11.125%, 10/15/07 (c)..........         15,000
  450,000 Sprint Spectrum, L.P. 0/12.500%, 08/15/06 (c).........        471,100
   30,000 Time Warner Telecom, L.L.C. 9.750%, 07/15/08..........         26,550
   50,000 Williams Communications Group 11.700%, 08/01/08.......         20,500
   25,000 Williams Communications Group 10.875%, 10/01/09.......         10,125
   70,000 Winstar Communication, Inc. 12.500%, 04/15/08 (e).....            700
   45,000 Winstar Communications, Inc. 12.750%, 04/15/10 (e)....            450
   25,000 XO Communications, Inc.
           10.750%, 06/01/09....................................          8,000
                                                                   ------------
                                                                      1,025,363
                                                                   ------------

          CONTAINERS & GLASS--0.3%
  300,000 Coca Cola Enterprises, Inc. 6.750%, 01/15/38..........        281,373
   50,000 Gaylord Container Corp. 9.375%, 06/15/07..............         32,000
   25,000 Gaylord Container Corp. 9.875%, 02/15/08..............          7,250
   90,000 Owens-Illinois, Inc. 7.850%, 05/15/04.................         70,200
   50,000 Packaging Corp. 9.625%, 04/01/09......................         53,063
   25,000 Silgan Holdings, Inc. 9.000%, 06/01/09................         24,750
                                                                   ------------
                                                                        468,636
                                                                   ------------

          DOMESTIC OIL--0.4%
   50,000 Clark Refining & Marketing, Inc. 8.625%, 08/15/08.....         42,500
   47,000 Key Energy Services, Inc. (Series B)
           14.000%, 01/15/09....................................         54,461
   50,000 Pioneer Natural Resources Co. 9.625%, 04/01/10........         55,750
   35,000 Ram Energy, Inc. 11.500%, 02/15/08....................         32,112
  330,000 Tosco Corp. 7.625%, 05/15/06..........................        349,345
                                                                   ------------
                                                                        534,168
                                                                   ------------

          DRUGS & HEALTH CARE--0.9%
  100,000 Alaris Medical Systems, Inc. 9.750%, 12/01/06.........         77,000
  300,000 Allegiance Corp. 7.000%, 10/15/26.....................        308,682
   40,000 Beckman Industrials 7.450%, 03/04/08..................         38,896
   60,000 Beverly Enterprises, Inc. (144A)
           9.625%, 04/15/09.....................................         61,350

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

   FACE                                                               VALUE
  AMOUNT                                                            (NOTE 1A)

           DRUGS & HEALTH CARE--(CONTINUED)
 $  50,000 Bio-Rad Laboratories, Inc. 11.625%, 02/15/07.........   $     54,250
    55,000 CONMED Corp. 9.000%, 03/15/08........................         53,350
    55,000 Columbia/HCA Healthcare Corp. 7.250%, 05/20/08.......         53,212
    60,000 DJ Orthopedics, L.L.C. 12.625%, 06/15/09.............         60,000
   155,000 Health Net, Inc. (144A)
            8.375%, 04/15/11....................................        155,390
   200,000 Healthcare Reality Trust 8.125%, 05/01/11............        199,068
     5,000 Manor Care, Inc. (144A) 8.000%, 03/01/08.............          5,030
    20,000 Physician Sales & Service, Inc. 8.500%, 10/01/07.....         18,700
    60,000 Tenet Healthcare Corp. 8.125%, 12/01/08..............         61,875
    10,000 Triad Hospitals, Inc. 8.750%, 05/01/09...............         10,175
    25,000 Triad Hospitals, Inc. 11.000%, 05/15/09..............         26,937
    55,000 Universal Hospital Services, Inc. 10.250%, 03/01/08..         50,119
    40,000 Warner Chilcott, Inc. 12.625%, 02/15/08..............         42,800
                                                                   ------------
                                                                      1,276,834
                                                                   ------------

           ELECTRIC UTILITIES--1.8%
    35,000 AES Corp. 8.875%, 02/15/11...........................         34,388
    25,000 CMS Energy Corp. 6.750%, 01/15/04....................         24,322
    50,000 CMS Energy Corp. 7.625%, 11/15/04....................         49,699
    25,000 CMS Energy Corp. 9.875%, 10/15/07....................         26,060
   700,000 Calenergy, Inc. 7.630%, 10/15/07.....................        722,022
   105,000 Calpine Corp. 8.625%, 08/15/10.......................        102,098
   500,000 Duke Capital Corp. 7.500%, 10/01/09..................        519,636
   200,000 Duke Energy Co. 5.375%, 01/01/09.....................        184,718
   150,000 Mirant Americas Generation, Inc. (144A)
            7.625%, 05/01/06....................................        151,409
   300,000 NSTAR 8.000%, 02/15/10...............................        317,157
   500,000 Utilicorp United, Inc. 7.950%, 02/01/11..............        504,700
                                                                   ------------
                                                                      2,636,209
                                                                   ------------

           ELECTRICAL EQUIPMENT--0.0%
    50,000 Wesco Distribution, Inc. 9.125%, 06/01/08............         47,563
                                                                   ------------

           ELECTRONICS--0.0%
    65,000 Viasystems Group, Inc. 9.750%, 06/01/07..............         31,850
                                                                   ------------

           FEDERAL AGENCIES--15.4%
 1,049,215 Federal Home Loan Mortgage 6.000%, 12/01/27..........      1,009,870
   418,208 Federal Home Loan Mortgage 7.000%, 11/01/29..........        420,429

   FACE                                                               VALUE
  AMOUNT                                                            (NOTE 1A)

           FEDERAL AGENCIES--(CONTINUED)
 $ 797,454 Federal Home Loan Mortgage 7.500%, 12/01/29...........  $    814,144
   594,408 Federal Home Loan Mortgage 7.000%, 01/01/30...........       597,565
   833,065 Federal Home Loan Mortgage 7.500%, 10/01/30...........       850,501
   525,673 Federal National Mortgage Association 7.181%,
            10/01/06.............................................       546,163
   437,117 Federal National Mortgage Association 6.590%,
            12/01/07.............................................       447,590
   989,429 Federal National Mortgage Association 6.500%,
            05/01/08.............................................     1,007,677
   526,732 Federal National Mortgage Association 6.419%,
            06/01/08.............................................       534,034
 1,596,955 Federal National Mortgage Association 5.500%,
            01/01/14.............................................     1,550,435
   528,404 Federal National Mortgage Association 7.000%,
            07/01/15.............................................       537,318
   376,882 Federal National Mortgage Association 7.000%,
            08/01/15.............................................       383,240
   620,000 Federal National Mortgage Association 6.000%,
            02/25/24.............................................       596,764
   908,234 Federal National Mortgage Association 6.000%,
            03/01/28.............................................       874,884
 1,814,908 Federal National Mortgage Association 6.000%,
            04/01/28.............................................     1,748,265
   427,208 Federal National Mortgage Association 7.000%,
            11/01/29.............................................       429,207
    39,221 Federal National Mortgage Association 7.500%,
            01/01/30.............................................        40,018
 1,291,180 Federal National Mortgage Association 7.500%,
            01/01/31.............................................     1,317,404
 2,157,662 Government National Mortgage Association 7.500%,
            12/15/23.............................................     2,220,364
    22,837 Government National Mortgage Association 7.500%,
            05/15/24.............................................        23,486
   765,539 Government National Mortgage Association 7.500%,
            06/15/24.............................................       787,303
    14,964 Government National Mortgage Association 7.500%,
            08/15/24.............................................        15,390
   377,138 Government National Mortgage Association 7.500%,
            02/15/27.............................................       386,917
   479,003 Government National Mortgage Association 7.500%,
            08/15/27.............................................       491,423
 1,410,033 Government National Mortgage Association 7.500%,
            10/15/27.............................................     1,446,596
   618,961 Government National Mortgage Association 7.500%,
            11/15/27.............................................       637,152
   972,258 Government National Mortgage Association 6.000%,
            12/15/28.............................................       941,147

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FEDERAL AGENCIES--(CONTINUED)
 $   99,897 Government National Mortgage Association 8.500%,
             05/15/29...........................................   $    104,393
    344,871 Government National Mortgage Association 8.500%,
             10/15/29...........................................        360,390
    160,627 Government National Mortgage Association 8.500%,
             03/15/30...........................................        167,855
    778,646 Government National Mortgage Association 8.000%,
             08/15/30...........................................        807,024
    443,094 Government National Mortgage Association 8.000%,
             12/15/30...........................................        459,015
    358,000 US Department Housing & Urban Development 7.498%,
             08/01/11...........................................        385,248
                                                                   ------------
                                                                     22,939,211
                                                                   ------------
            FINANCE & BANKING--7.7%
    200,000 Abitibi Consolidated, Inc. 7.875%, 08/01/09.........        202,068
    300,000 American Financial Group, Inc. 7.125%, 04/15/09.....        281,685
    350,000 Asset Securitization Corp. 7.400%, 04/14/29.........        365,131
    300,000 Banc One Corp. 8.000%, 04/29/27.....................        322,701
    500,000 Bank America Corp. 7.400%, 01/15/11.................        519,528
    225,000 Bankers Trust New York Corp. 7.625%, 08/15/05.......        237,743
    540,000 Bear Stearns Cos., Inc. 6.750%, 12/15/07............        541,264
    250,000 Credit Suisse First Boston 6.550%, 11/17/07.........        252,087
    260,000 Dean Witter Discover & Co. 6.750%, 01/01/16.........        252,161
     50,000 Del Webb Corp. 10.250%, 02/15/10....................         52,500
    200,000 Donaldson Lufkin & Jenrette, Inc. 6.875%, 11/01/05..        205,736
    175,000 EOP Operating L.P. 6.763%, 06/15/07.................        173,527
    515,000 First Union Lehman Brothers 7.380%, 04/18/07........        539,331
    630,000 First Union Lehman Brothers 6.600%, 11/18/29........        642,951
    467,800 First Union National Bank Chase 6.363%, 06/15/08....        473,354
     55,000 GS Escrow Corp 7.125%, 08/01/05.....................         53,922
    300,000 Jackson National Life Insurance Co. (144A)
             8.150%, 03/15/27...................................        316,377
    400,000 John Hancock Global Funding (144A) 7.900%, 07/02/10.        433,584
    400,000 Liberty Mutual Insurance Co. (144A)
             7.697%, 10/15/97...................................        313,644
    530,000 Mellon Bank N.A. 7.000%, 03/15/06...................        553,871
    500,000 Morgan Stanley Capital I, Inc. 7.110%, 07/15/09.....        516,015
    500,000 Nomura Asset Securities Corp. 6.590%, 03/15/30......        505,066

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FINANCE & BANKING--(CONTINUED)
 $   50,000 Norwest Corp. 7.650%, 03/15/05......................   $     53,102
     35,000 Paperboard Industries International, Inc. 8.375%,
             09/15/07...........................................         31,325
    200,000 People Bank 9.875%, 11/15/10........................        214,626
    600,000 Popular North America, Inc. 6.625%, 01/15/04........        601,776
    800,000 Provident Cos., Inc. 6.375%, 07/15/05...............        790,520
    325,000 Reliastar Financial Corp. 7.125%, 03/01/03..........        336,105
    480,000 Salomon, Inc. 7.000%, 03/15/04......................        493,939
    400,000 United States Bancorp 7.500%, 06/01/26..............        421,932
    300,000 United States West Capital Funding, Inc. 6.250%,
             07/15/05...........................................        298,512
    400,000 Wells Fargo & Co. 6.625%, 07/15/04..................        414,726
                                                                   ------------
                                                                     11,410,809
                                                                   ------------
            FINANCIAL SERVICES--0.2%
     35,000 Conseco Inc. 10.750%, 06/15/08......................         34,300
    250,000 ERAC USA Finance Co. (144A)
             7.950%, 12/15/09...................................        254,802
                                                                   ------------
                                                                        289,102
                                                                   ------------
            FOOD & BEVERAGES--0.2%
     35,000 Aurora Foods, Inc. 9.875%, 02/15/07.................         30,975
     95,000 Conagra, Inc. 7.875%, 09/15/10......................         99,831
     30,000 New World Pasta Co. 9.250%, 02/15/09................         18,900
    100,000 Secured Finance, Inc. 9.050%, 12/15/04..............        106,072
                                                                   ------------
                                                                        255,778
                                                                   ------------
            FOREIGN GOVERNMENT--0.6%
  1,345,000 Canada Government
             5.750%, 06/01/29, (CAD)............................        854,362
                                                                   ------------
            FOREST PRODUCTS--0.0%
     10,000 Tembec Industries, Inc. 8.500%, 02/01/11............         10,200
                                                                   ------------
            GAS & PIPELINE UTILITIES--0.4%
    300,000 Enron Corp. (144A) 8.000%, 08/15/05.................        314,382
    300,000 Northern Border Partners, L.P. (144A)
             7.100%, 03/15/11...................................        289,311
                                                                   ------------
                                                                        603,693
                                                                   ------------
            GAS EXPLORATION--0.0%
     15,000 Plains Resources, Inc. 10.250%, 03/15/06............         15,375
                                                                   ------------
            HOMEBUILDERS--0.0%
     20,000 Standard Pacific Corp. 9.500%, 09/15/10.............         20,125
                                                                   ------------
            HOTELS & RESTAURANTS--0.0%
     50,000 John Q. Hammon Hotels 8.875%, 02/15/04..............         49,500
                                                                   ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

   FACE                                                               VALUE
  AMOUNT                                                            (NOTE 1A)

          HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.1%
 $ 25,000 American Standard, Inc. 7.375%, 02/01/08..............   $     24,688
   50,000 Beazer Homes USA, Inc. 8.875%, 04/01/08...............         50,125
   75,000 Sealy Mattress Co.
           0/10.875%, 12/15/07 (c)..............................         62,062
                                                                   ------------
                                                                        136,875
                                                                   ------------
          HOUSEHOLD PRODUCTS--0.0%
   50,000 Royster-Clark, Inc. 10.250%, 04/01/09.................         39,750
                                                                   ------------
          INDUSTRIAL MACHINERY--0.5%
  100,000 Anthony Crane Rental, L.P. 10.375%, 08/01/08..........         51,000
  600,000 Deere & Co. 6.550%, 07/15/04..........................        612,282
   25,000 Hexcel Corp. (144A) 9.750%, 01/15/09..................         24,062
   50,000 Numatics, Inc. 9.625%, 04/01/08.......................         31,500
                                                                   ------------
                                                                        718,844
                                                                   ------------
          INSURANCE--0.2%
  300,000 Everest Reinsurance Holdings, Inc. 8.750%, 03/15/10...        332,700
                                                                   ------------
          INTERNET--0.0%
  125,000 Rhythms Netconnections, Inc. 12.750%, 04/15/09........         10,000
                                                                   ------------
          LEISURE--0.1%
   30,000 Harrahs Operating, Inc. 7.875%, 12/15/05..............         30,450
   25,000 Hollywood Casino Corp. 11.250%, 05/01/07..............         26,500
   65,000 Station Casinos, Inc. (144A) 8.875%, 12/01/08.........         65,325
   50,000 True Temper Sports, Inc. 10.875%, 12/01/08............         51,063
                                                                   ------------
                                                                        173,338
                                                                   ------------
          OFFICE FURNISHINGS & SUPPLIES--0.1%
  200,000 Boise Cascade Office Products Co.
           7.050%, 05/15/05.....................................        193,766
                                                                   ------------
          PAPER & FOREST--0.0%
   30,000 Caraustar Industries, Inc. (144A)
           9.875%, 04/01/11.....................................         27,600
                                                                   ------------
          PETROLEUM SERVICES--0.1%
   60,000 Energy Corp. of America
           9.500%, 05/15/07.....................................         47,250
   50,000 Pride Petroleum Services, Inc.
           9.375%, 05/01/07.....................................         52,625
                                                                   ------------
                                                                         99,875
                                                                   ------------

   FACE                                                               VALUE
  AMOUNT                                                            (NOTE 1A)

          PLASTICS--0.1%
 $100,000 Sealed Air Corp. 8.750%, 07/01/08.....................   $     97,388
                                                                   ------------

          POLLUTION CONTROL--0.0%
   25,000 Allied Waste North America, Inc.
           7.625%, 01/01/06.....................................         24,625
   15,000 Allied Waste North America, Inc.
           10.000%, 08/01/09....................................         15,413
   25,000 Allied Waste North America, Inc. (144A)
           8.875%, 04/01/08.....................................         25,656
                                                                   ------------
                                                                         65,694
                                                                   ------------
          PUBLISHING--0.3%
  110,000 Quebecor Media, Inc. (144A) 13.750%, 07/15/11.........         56,388
  300,000 Scholastic Corp. 7.000%, 12/15/03.....................        307,833
   50,000 World Color Press, Inc. 8.375%, 11/15/08..............         50,545
                                                                   ------------
                                                                        414,766
                                                                   ------------
          REAL ESTATE INVESTMENT TRUST--0.7%
  790,000 Liberty Property, L.P. 6.950%, 12/01/06...............        794,669
  300,000 Liberty Property, L.P. 7.250%, 03/15/11...............        293,259
                                                                   ------------
                                                                      1,087,928
                                                                   ------------
          RETAIL--0.4%
   50,000 Duane Reade, Inc. 9.250%, 02/15/08....................         49,625
  200,000 Federated Department Stores, Inc.
           7.450%, 07/15/17.....................................        193,332
   15,000 J.C. Penney Co., Inc. 7.600%, 04/01/07................         14,025
   20,000 J.C. Penney Co., Inc. 7.375%, 08/15/08................         17,800
  185,000 Lowes Cos., Inc. 7.500%, 12/15/05.....................        192,430
  115,000 May Department Stores Co. 8.500%, 06/01/19............        128,769
   50,000 Rite Aid Corp. 7.125%, 01/15/07.......................         41,750
   30,000 Rite Aid Corp. (144A) 11.250%, 07/01/08...............         30,262
                                                                   ------------
                                                                        667,993
                                                                   ------------
          SEMICONDUCTORS--0.1%
   50,000 Fairchild Semiconductor Corp.
           10.125%, 03/15/07....................................         48,000
   30,000 Fairchild Semiconductor Corp.
           10.500%, 02/01/09....................................         29,250
   15,000 SCG Holdings Corp.12.000%, 08/01/09...................          9,000
                                                                   ------------
                                                                         86,250
                                                                   ------------
          STEEL--0.1%
   20,000 Alaska Steel Corp. 7.875%, 02/15/09...................         19,300
   75,000 Bayou Steel Corp. 9.500%, 05/15/08....................         42,750
   95,000 National Steel Corp. 9.875%, 03/01/09.................         35,150
   25,000 Weirton Steel Corp. 11.375%, 07/01/04.................          7,500
   50,000 Weirton Steel Corp. 10.750%, 06/01/05.................         17,500
                                                                   ------------
                                                                        122,200
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BOND & NOTES--(CONTINUED)

   FACE                                                               VALUE
  AMOUNT                                                            (NOTE 1A)

          TECHNOLOGY--0.1%
 $ 25,000 Amkor Technology, Inc.
           9.250%, 05/01/06.....................................   $     24,125
   50,000 Amkor Technology, Inc. 10.500%, 05/01/09..............         47,750
   45,000 Psinet, Inc. 10.000%, 02/15/05 (e)....................          2,813
   65,000 Seagate Technology (144A) 12.500%, 11/15/07...........         64,350
                                                                   ------------
                                                                        139,038
                                                                   ------------
          TELEPHONE--0.4%
   90,000 EchoStar Communications Corp.
           9.375%, 02/01/09.....................................         87,750
   25,000 GCI, Inc. 9.750%, 08/01/07............................         24,500
   70,000 Global Crossing Holdings, Ltd.
           9.125%, 11/15/06.....................................         55,650
   70,000 Hyperion Telecommunications, Inc. (Series B)
           12.250%, 09/01/04....................................         57,750
   10,000 ITC Deltacom, Inc. 11.000%, 06/01/07..................          6,600
   30,000 ITC Deltacom, Inc. 9.750%, 11/15/08...................         20,700
   65,000 Insight Midwest, L.P. 9.750%, 10/01/09................         67,275
   30,000 Insight Midwest, L.P. (144A) 10.500%, 11/01/10........         31,650
   50,000 KMC Telecom Holdings, Inc. 0/12.500%, 02/15/08 (c)....          4,250
   50,000 L 3 Communications Corp. 8.500%, 05/15/08.............         50,500
   35,000 McLeodUSA, Inc. 8.375%, 03/15/08......................         18,900
   15,000 McLeodUSA, Inc. 11.375%, 01/01/09.....................          9,450
   75,000 McLeodUSA, Inc. 8.125%, 02/15/09......................         39,750
   50,000 NTL Communications Corp. 0/12.375%, 10/01/08(c).......         21,000
   60,000 NTL, Inc. 10.000%, 02/15/07...........................         39,000
  100,000 Nextlink Communications, Inc. 0/12.125%, 12/01/09 (c).         15,000
   20,000 Rogers Wireless, Inc. (144A) 9.625%, 05/01/11.........         20,100
   40,000 Telecommunications Techniques Co.
           9.750%, 05/15/08.....................................         33,200
   50,000 Teligent, Inc. 11.500%, 12/01/07 (e)..................            250
                                                                   ------------
                                                                        603,275
                                                                   ------------
          TOYS & AMUSEMENTS--0.0%
    8,000 Hasbro, Inc. 7.950%, 03/15/03.........................          7,784
   10,000 Hasbro, Inc. 8.500%, 03/15/06.........................          9,647
                                                                   ------------
                                                                         17,431
                                                                   ------------
          TRANSPORTATION--0.4%
  100,000 AMR Corp. 10.290%, 03/08/21...........................        110,652
  460,000 Norfolk Southern Corp.
           7.050%, 05/01/37.....................................        472,471
                                                                   ------------
                                                                        583,123
                                                                   ------------

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            U.S. TREASURY--3.2%
 $1,000,000 United States Treasury Bonds
             12.000%, 08/15/13..................................   $  1,383,910
  1,000,000 United States Treasury Bonds
             8.875%, 02/15/19...................................      1,325,000
    250,000 United States Treasury Bonds
             8.125%, 05/15/21...................................        314,155
    160,603 United States Treasury Bonds (TII)
             3.471%, 04/15/29...................................        171,945
  1,472,162 United States Treasury Notes (TII)
             3.247%, 01/15/08...................................      1,505,285
                                                                   ------------
                                                                      4,700,295
                                                                   ------------
            UTILITIES--0.4%
    365,000 PSEG Power (144A) 8.625%, 04/15/31..................        393,216
    150,000 Peco Energy Transition Trust 6.520%, 12/31/10.......        149,577
                                                                   ------------
                                                                        542,793
                                                                   ------------
            YANKEE--1.9%
     50,000 Air Canada, Inc. (144A) 10.250%, 03/15/11...........         47,125
     50,000 Candian Forest Oil, Ltd. 8.750%, 09/15/07...........         51,000
     50,000 Consumers International, Inc. 10.250%, 04/01/05.....         15,562
     50,000 Corporacion Durango SA 13.125%, 08/01/06............         50,625
    200,000 Deutsche Telekom International Finance BV 7.750%,
             06/15/05...........................................        208,952
    200,000 Deutsche Telekom International Finance BV 8.250%,
             06/15/30...........................................        202,910
     15,000 Doman Industries, Ltd.
             8.750%, 03/15/04...................................          9,900
     25,000 Doman Industries, Ltd. 12.000%, 07/01/04............         25,625
    184,712 Federal Republic of Brazil 8.000%, 04/15/14.........        136,696
     60,000 Flag Telecom Holdings, Ltd. 11.625%, 03/30/10.......         37,800
     25,000 Flag, Ltd. 8.250%, 01/30/08.........................         19,500
     50,000 Globo Comunicacoes E Participacoes SA 10.500%,
             12/20/06...........................................         44,125
     50,000 Millar Western Forest Products, Ltd.
             9.875%, 05/15/08...................................         46,750
    200,000 National Republic of Bulgaria 6.313%, 07/28/11 (d)..        157,000
     25,000 Pacifica Papers, Inc.
             10.000%, 03/15/09..................................         26,500
    250,000 Petroleos Mexicanos 9.500%, 09/15/27................        270,750

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BOND & NOTES--(CONTINUED)

   FACE                                                               VALUE
  AMOUNT                                                            (NOTE 1A)

 $260,000 Phillips Electronics NV
           7.250%, 08/15/13.....................................   $    254,875
  100,000 Republic of Colombia
           9.750%, 04/09/11.....................................        102,250
  100,000 Republic of Panama 4.750%, 07/17/14 (d)...............         89,831
  150,000 Republic of Peru 4.000%, 03/07/17 (d).................         93,375
  100,000 Republic of Phillippines 9.500%, 10/21/24.............         98,125
   25,000 Rogers Cantel, Inc. 9.375%, 06/01/08..................         24,562
   50,000 Rogers Communications, Inc. 8.875%, 07/15/07..........         49,500
  200,000 Russian Federation 5.000%, 03/31/30...................         96,340
   35,000 Sun Media Corp. 9.500%, 05/15/07......................         35,000
   55,000 Telewest Communication 11.250%, 11/01/08..............         48,950
  575,000 TransCanada Pipelines, Ltd. 7.150%, 06/15/06..........        585,248
   25,000 United Pan Europe Communications NV 10.875%, 11/01/07.          9,375
   50,000 United Pan Europe Communications NV 10.875%, 08/01/09.         17,625
                                                                   ------------
                                                                      2,855,876
                                                                   ------------
          Total Bonds & Notes
           (Identified Cost $58,801,337)........................     59,578,053
                                                                   ------------

WARRANTS--0.0%

       75 GT Group Telecom, Inc. (144A).........................              0
                                                                   ------------
          Total Warrants
           (Identified Cost $3,674).............................              0
                                                                   ------------

SHORT TERM INVESTMENT--3.3%

    FACE                                                             VALUE
   AMOUNT                                                          (NOTE 1A)
            REPURCHASE AGREEMENT--3.3%
 $4,958,000 Warburg Dillon Reed Repurchase Agreement dated
             6/29/01 at 3.950% to be repurchased at $4,959,610
             on 7/2/01, Collaterized by $4,857,000 U.S.
             Treasury Notes 5.875% due 11/15/04 with a value of
             $5,029,666........................................   $  4,958,000
                                                                  ------------
            Total Short Term Investment
             (Identified Cost $4,958,000)......................      4,958,000
                                                                  ------------
            Total Investments--101.0%
             (Identified Cost $157,791,329) (a)................    150,236,732
            Other assets less liabilities......................     (1,512,403)
                                                                  ------------
            TOTAL NET ASSETS--100%.............................   $148,724,329
                                                                  ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

FORWARD CONTRACTS OUTSTANDING AT JUNE 30, 2001


                                                                        LOCAL    AGGREGATE            UNREALIZED
                         CURRENCY                           DELIVERY   CURRENCY    FACE     TOTAL   APPRECIATION/
                         CONTRACT                             DATE      AMOUNT     VALUE    VALUE   (DEPRECIATION)
                         --------                           --------- ---------- --------- -------- --------------
Canadian Dollar (Sold)....................................  7/16/2001 $1,326,000 $870,862  $873,479    $(2,617)
                                                                                                       -------
Net Unrealized Depreciation on Forward Currency Contracts.                                             $(2,617)
                                                                                                       =======

(a) Federal Tax Information:
    At June 30, 2001 the net unrealized depreciation on investments based on cost of $157,791,329 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $  7,026,336
    Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (14,580,933)
                                                                   ------------
    Net unrealized depreciation..................................  $ (7,554,597)
                                                                   ============

(b) Non-income producing security.
(c) Step Bond. Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(d) Variable or floating rate security. Rate disclosed is as of June 30, 2001.
(e) Non-Income producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.

Key to Abbreviations:

144A-- Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,836,856 or 1.9% of net assets.

CAD--  Canadian Dollar

TII-- Treasury Inflation Indexed Security. Security has a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)


ASSETS
 Investments at value................................             $150,236,732
 Cash................................................                      810
 Foreign cash at value (Identified cost $153)........                      150
 Receivable for:
  Securities sold....................................                  910,278
  Fund shares sold...................................                  325,276
  Dividends and interest.............................                  932,837
                                                                  ------------
  Total Assets.......................................              152,406,083
LIABILITIES
 Payable for:
  Fund shares redeemed...............................  $  484,791
  Securities purchased...............................   3,073,469
  Open forward currency contracts--net...............       2,617
  Withholding taxes..................................          39
 Accrued expenses:
  Management fees....................................      86,817
  Deferred trustees fees.............................       8,993
  Other expenses.....................................      25,028
                                                       ----------
  Total Liabilities..................................                3,681,754
                                                                  ------------
NET ASSETS...........................................             $148,724,329
                                                                  ============
 Net assets consist of:
  Capital paid in....................................             $169,095,510
  Undistributed net investment income................                  905,109
  Accumulated net realized gains (losses)............              (13,719,091)
  Unrealized appreciation (depreciation) on
   investments and foreign currency..................               (7,557,199)
                                                                  ------------
NET ASSETS...........................................             $148,724,329
                                                                  ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($148,724,231 divided by 11,916,049 shares of
 beneficial interest)................................             $      12.48
                                                                  ============
CLASS E
Net asset value and redemption price per share ($98
 divided by 8 shares of beneficial interest).........             $      12.47
                                                                  ============
Identified cost of investments.......................             $157,791,329
                                                                  ============

 STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 2001
 (UNAUDITED)

INVESTMENT INCOME
 Dividends.........................................              $   482,709(a)
 Interest..........................................                2,494,465
                                                                 -----------
                                                                   2,977,174
EXPENSES
 Management fees................................... $   527,789
 Trustees fees and expenses........................       8,657
 Custodian.........................................      45,560
 Audit and tax services............................      10,214
 Legal.............................................       2,522
 Printing..........................................      10,760
 Insurance.........................................       1,748
 Miscellaneous.....................................       3,144
                                                    -----------
 Total Expenses....................................                  610,394
                                                                 -----------
NET INVESTMENT INCOME..............................                2,366,780
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net..................................  (4,408,139)
 Foreign currency transactions--net................      24,823   (4,383,316)
                                                    -----------
Unrealized appreciation (depreciation) on:
 Investments--net..................................  (4,402,672)
 Foreign currency transactions--net................      (8,354)  (4,411,026)
                                                    -----------  -----------
Net gain (loss)....................................               (8,794,342)
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS........................................              $(6,427,562)
                                                                 ===========

(a) Net of foreign taxes of $103.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                       JUNE 30,    DECEMBER 31,
                                                         2001          2000
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $  2,366,780  $  4,888,135
 Net realized gain (loss)..........................    (4,383,316)   (6,967,809)
 Unrealized appreciation (depreciation)............    (4,411,026)   (1,692,431)
                                                     ------------  ------------
 Increase (decrease) in net assets from operations.    (6,427,562)   (3,772,105)
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
  Class A..........................................    (6,225,352)            0
  Class E..........................................             0             0
                                                     ------------  ------------
                                                       (6,225,352)            0
                                                     ------------  ------------
 Net realized gain
  Class A..........................................             0       (60,869)
  Class E..........................................             0             0
                                                     ------------  ------------
                                                                0       (60,869)
                                                     ------------  ------------
 TOTAL DISTRIBUTIONS...............................    (6,225,352)      (60,869)
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................     1,400,409   (28,856,517)
                                                     ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   (11,252,505)  (32,689,491)
NET ASSETS
 Beginning of the period...........................   159,976,834   192,666,325
                                                     ------------  ------------
 End of the period.................................  $148,724,329  $159,976,834
                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period.................................  $    905,109  $  4,763,681
                                                     ============  ============

OTHER INFORMATION:

CAPITAL SHARES

 At June 30, 2001 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                SIX MONTHS ENDED            YEAR ENDED
                                 JUNE 30, 2001           DECEMBER 31, 2000
                             -----------------------  ------------------------
                               SHARES         $         SHARES         $
                             ----------  -----------  ----------  ------------
CLASS A
 Sales......................  1,496,267  $19,428,065   3,307,963  $ 45,181,815
 Reinvestments..............    497,630    6,225,352       4,395        60,869
 Redemptions................ (1,854,386) (24,253,108) (5,442,687)  (74,099,201)
                             ----------  -----------  ----------  ------------
 Net increase (decrease)....    139,511  $ 1,400,309  (2,130,329) $(28,856,517)
                             ==========  ===========  ==========  ============
CLASS E
 Sales......................          8  $       100           0  $          0
 Reinvestments..............          0            0           0             0
 Redemptions................          0            0           0             0
                             ----------  -----------  ----------  ------------
 Net increase (decrease)....          8  $       100           0  $          0
                             ==========  ===========  ==========  ============
 Increase (decrease) derived
  from capital share
  transactions..............    139,519  $ 1,400,409  (2,130,329) $(28,856,517)
                             ==========  ===========  ==========  ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                 CLASS A                                    CLASS E
                          -------------------------------------------------------------  --------------
                                                                                         MAY 1, 2001(A)
                          SIX MONTHS              YEAR ENDED DECEMBER 31,                   THROUGH
                          ENDED JUNE    -----------------------------------------------     JUNE 30,
                           30, 2001       2000      1999      1998      1997     1996         2001
                          ----------    --------  --------  --------  --------  -------  --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  13.58     $  13.85  $  15.51  $  14.86  $  13.55  $ 11.95      $12.72
                           --------     --------  --------  --------  --------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       0.21         0.42      0.43      0.38      0.28     0.27        0.00
 Net realized and
  unrealized gain (loss)
  on investments........      (0.77)       (0.68)    (1.21)     0.97      1.90     1.73       (0.25)
                           --------     --------  --------  --------  --------  -------      ------
Total from investment
 operations.............      (0.56)       (0.26)    (0.78)     1.35      2.18     2.00       (0.25)
                           --------     --------  --------  --------  --------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (0.54)        0.00     (0.43)    (0.38)    (0.27)   (0.27)       0.00
 Distributions from net
  realized capital
  gains.................       0.00        (0.01)    (0.26)    (0.32)    (0.60)   (0.13)       0.00
 Distributions in excess
  of net realized
  capital gains.........       0.00         0.00     (0.19)     0.00      0.00     0.00        0.00
                           --------     --------  --------  --------  --------  -------      ------
Total Distributions.....      (0.54)       (0.01)    (0.88)    (0.70)    (0.87)   (0.40)       0.00
                           --------     --------  --------  --------  --------  -------      ------
NET ASSET VALUE, END OF
 PERIOD.................   $  12.48     $  13.58  $  13.85  $  15.51  $  14.86  $ 13.55      $12.47
                           ========     ========  ========  ========  ========  =======      ======
TOTAL RETURN (%)........       (4.1)(b)     (1.9)     (5.1)      9.1      16.2     16.9        (2.0)(b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........       0.81 (c)     0.80      0.77      0.82      0.85     0.85        0.96 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(d)......         --         0.80        --        --        --       --          --
Ratio of net investment
 income to average net
 assets (%).............       3.14 (c)     2.88      2.83      2.72      2.79     3.08        0.00 (c)
Portfolio turnover rate
 (%)....................         64 (c)      126        63        72        60       59          64 (c)
Net assets, end of
 period (000)...........   $148,724     $159,977  $192,666  $190,577  $137,443  $58,525      $  0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --           --        --        --      0.86     0.99          --

(a)  Commencements of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

ALGER EQUITY GROWTH SERIES
PORTFOLIO MANAGERS: DAVID D. ALGER (PICTURED) AND RON TARTARO
FRED ALGER MANAGEMENT, INC.

[PHOTO OF DAVID D. ALGER]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: For the six months ended June 30, 2001, the Alger Equity Growth Series re-turned -5.0% compared to the Standard & Poor's 500 Index/10/ return of -6.7% and the -14.7% return of the Lipper Variable Insurance Products Large Growth Fund Average/5/.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: The 2000 calendar year ended on a sour note following the Fed's December 19th decision not to cut interest rates despite a rapidly slowing economy. Fortunately, January 2001 brought some positive news for equity markets. On January 3rd, the Fed slashed interest rates by 50 basis points in an unprece-dented emergency move aimed at stimulating the rapidly slowing economy. Shortly thereafter, President Bush's new administration immediately began to press for a $1.6 trillion tax cut, also aimed at reviving the slowing economy. Finally, the Fed proceeded to cut interest rates by an additional 50 basis points on January 31st after its regular meeting. Most stocks acted positively to these events and moved upwards during January, with the NASDAQ leading the rally.

Unfortunately, the remainder of the first quarter proved to be a disaster for equity markets. Throughout February and March, an ongoing series of earnings disappointments and weak economic reports created renewed pessimism amongst investors, causing share prices to collapse to new lows. During March, the NASDAQ broke through the 2,000 level and the Dow Jones broke through the 10,000 level, with both benchmarks on their way to two-year lows. While tech-nology stocks and growth stocks did lead the market downward, the eventual breakdown of non-technology stocks and value stocks provided evidence of a full-fledged market capitulation. When the Fed cut interest rates by another 50 basis points after its March 20th meeting, the third such cut in a three-month time span, the market failed to respond in a positive fashion. The first quarter concluded with some investors in a panic, and other investors antici-pating a rapidly approaching market bottom.

On April 4th, the NASDAQ bottomed at 1,620, and then proceeded to bounce strongly off this low over the following two weeks. On April 18th, the Fed surprised investors with yet another intra-meeting 50 basis point rate cut. The move proved to be a strong stimulus for the already recovering market. Eq-uity indices finished the month of April strongly, with the NASDAQ closing at 2,116 an increase of more than 30% from its April 4th low.

The market failed to maintain its positive direction during May despite an-other 50 basis point Fed rate cut on May 15th, as persistent profit warnings and weak economic data created continued apprehensiveness on the part of many investors. The NASDAQ appreciated in the days following the rate cut but gave back its new gains by the end of the month. Equity markets continued to tread water during June, drifting mostly lower but staying well above their previous lows. Equities rallied slightly at the end of the month in response to the June 27th Fed meeting, which resulted in a 25 basis points rate cut. This brought the cumulative number of rate cuts thus far in 2001 to six, aggregat-ing 275 basis points. Nonetheless, the first half concluded with no signifi-cant upward momentum for either the economy or the stock market.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: During the first half of the year, the management of the Series remained unchanged: a research intensive, bottom-up approach focusing on rapidly grow-ing stocks. On the whole, management's growth stock philosophy was a detriment over a period of time during which value strongly outperformed growth. The Se-ries currently has a lower technology weighting than it did at the start of the year and is well diversified.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: The Series' strong relative performance was affected primarily by good se-curity selection, but also benefited from an underweighting in weak informa-tion technology stocks. The most effective investment decisions were the strong stock picks in the consumer discretionary and health care sectors. The least effective investment decisions were the weak stock picks in the informa-tion technology sector. Fortunately, an underweighting in the information technology sector limited the negative effects and was greatly outweighed by strong security selection in other sectors.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: Currently, there is some evidence that the economy is starting to improve. Consumer spending remains adequate, if not robust. Housing is strong. Neverthe-less, it is true that corporate profits are being tremendously squeezed. Howev-er, history tells us that the market is always considerably higher twelve months after the Fed begins a series of rate cuts. It should be remembered that the rate cuts began on January 3rd and therefore we still have six months to go. The economy is said to begin to rebound six to nine months after the Fed begins cutting rates. Consequently, we should begin to see the earliest signs of this right about now. Investors should not be discouraged that there has been no activity yet.

We are very positive about the stock market and looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently. Regardless of market conditions, we believe that the only way we are able to sustain superior long-term performance is through an uncompromising commitment to a consistent approach.


                                                      FUND FACTS
                                          [CHECKMARK] ALGER EQUITY GROWTH SERIES


                                           GOAL: Long-term capital
                                           appreciation.

                                           START DATE: October 31, 1994

                                           SIZE: $893 million as of June 30,
 [GRAPH APPEARS HERE]                      2001

                                           MANAGERS: David D. Alger and Ron
                                           Tartaro have managed the Alger
                                           Equity Growth Series since its
                                           inception in 1994. Mr. Alger is
                                           President and Chief Executive
                                           Officer of Fred Alger Management,
                                           Inc., and has been portfolio
                                           manager of the Alger Growth
                                           Portfolio since 1986, the Alger
                                           American Fund Growth Portfolio
                                           since 1989 and the Alger
                                           Retirement Fund since 1993. Mr.
                                           Tartaro has been employed by
                                           Alger since 1990 and has been a
                                           Senior Vice President since 1995.

                                                    ALGER EQUITY
                                   S&P 500             SERIES
                                   -------          ------------
                10/94              10,000              10,000
                 6/95              11,755              12,687
                 6/96              14,812              15,011
                 6/97              19,951              18,815
                 6/98              25,969              25,521
                 6/99              31,878              34,810
                 6/00              34,189              41,926
                 6/01              29,119              32,933


AVERAGE ANNUAL TOTAL RETURN

               EQUITY GROWTH               LIPPER VARIABLE GROWTH
                  SERIES       S&P 500          FUND AVERAGE
                  ------       -------          ------------
       6 Months   -5.0%         -6.7%              -14.7%
         1 Year  -21.5         -14.8               -29.5
        3 Years    8.9           3.9                 3.9
        5 Years   17.0          14.5                13.1
Since Inception   19.6          17.4                 n/a

The total non-annualized return of the
Class E shares from their May 1, 2001
inception date through June 30, 2001
was -5.1%.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
ALGER EQUITY GROWTH SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--99.4% OF TOTAL NET ASSETS

                                                                 VALUE
  SHARES                                                       (NOTE 1A)
           AEROSPACE & DEFENSE--2.2%
   101,800 General Dynamics Corp. .........................   $  7,921,058
   164,350 United Technologies Corp........................     12,040,281
                                                              ------------
                                                                19,961,339
                                                              ------------

           BANKS--3.7%
   617,600 Citigroup, Inc..................................     32,633,984
                                                              ------------

           BIOTECHNOLOGY--0.6%
    81,350 Forest Laboratories, Inc. (b)...................      5,775,850
                                                              ------------

           BUSINESS SERVICES--0.6%
    77,500 First Data Corp.................................      4,979,375
                                                              ------------

           COMMUNICATION SERVICES--6.4%
   562,075 AOL Time Warner, Inc............................     29,789,975
   199,200 Comcast Corp. (b)...............................      8,645,280
   107,300 Omnicom Group, Inc..............................      9,227,800
   186,600 Viacom, Inc. (Class B) (b)......................      9,656,550
                                                              ------------
                                                                57,319,605
                                                              ------------

           COMPUTERS & BUSINESS EQUIPMENT--11.5%
   742,100 Cisco Systems, Inc. (b).........................     13,506,220
   645,700 Dell Computer Corp. (b).........................     16,885,055
   810,500 EMC Corp. (b)...................................     23,545,025
   996,150 Nokia Corp. (ADR)...............................     21,955,146
 1,712,200 Sun Microsystems, Inc...........................     26,915,784
                                                              ------------
                                                               102,807,230
                                                              ------------

           CONGLOMERATES--7.8%
   685,000 General Electric Co.............................     33,393,750
   659,200 Tyco International, Ltd. .......................     35,926,400
                                                              ------------
                                                                69,320,150
                                                              ------------

           DOMESTIC OIL--6.1%
   307,800 ExxonMobil Corp.................................     26,886,330
   522,650 Halliburton Co. ................................     18,606,340
   131,300 Texaco, Inc. ...................................      8,744,580
                                                              ------------
                                                                54,237,250
                                                              ------------

           DRUGS & HEALTH CARE--19.9%
   295,800 Abbott Laboratories.............................     14,201,358
   520,156 American Home Products Corp.....................     30,397,917
   421,800 Amgen, Inc. (b).................................     25,594,824
   512,300 Baxter International, Inc.......................     25,102,700
   329,000 Cardinal Health, Inc............................     22,701,000
    88,600 Medtronic, Inc..................................      4,076,486
   989,450 Pfizer, Inc.....................................     39,627,472
   306,200 Tenet Healthcare Corp. (b)......................     15,796,858
                                                              ------------
                                                               177,498,615
                                                              ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         ELECTRIC UTILITIES--3.4%
 608,600 Calpine Corp. (b).......................................   $ 23,005,080
 199,900 Duke Energy Co..........................................      7,798,099
                                                                    ------------
                                                                      30,803,179
                                                                    ------------

         ELECTRONICS--1.5%
 231,100 Sanmina Corp. ..........................................      5,410,051
 423,000 Solectron Corp..........................................      7,740,900
                                                                    ------------
                                                                      13,150,951
                                                                    ------------

         FINANCIAL SERVICES--4.3%
 350,175 Charles Schwab Corp. ...................................      5,357,677
 302,300 Merrill Lynch & Co., Inc................................     17,911,275
  80,050 Morgan Stanley Dean Witter & Co.........................      5,141,612
 293,400 Stilwell Financial, Inc.................................      9,846,504
                                                                    ------------
                                                                      38,257,068
                                                                    ------------

         INSURANCE--5.2%
 349,600 American International Group, Inc.......................     30,065,600
 164,000 Marsh & McLennan Cos., Inc..............................     16,564,000
                                                                    ------------
                                                                      46,629,600
                                                                    ------------

         PETROLEUM SERVICES--4.2%
 277,600 BJ Services Co..........................................      7,878,288
 255,800 Nabors Industries, Inc..................................      9,515,760
  46,750 Smith International, Inc. (b)...........................      2,800,325
 430,800 Transocean Sedco Forex, Inc.............................     17,770,500
                                                                    ------------
                                                                      37,964,873
                                                                    ------------

         RETAIL--14.7%
 188,600 Best Buy Co., Inc. (b)..................................     11,979,872
 293,300 eBay, Inc. (b)..........................................     20,088,117
 574,300 Home Depot, Inc.........................................     26,733,665
 378,200 Safeway, Inc. (b).......................................     18,153,600
 124,300 Target Corp.............................................      4,300,780
 477,200 The Gap, Inc............................................     13,838,800
 386,600 The Kroger Co. (b)......................................      9,665,000
 544,750 Wal-Mart Stores, Inc....................................     26,583,800
                                                                    ------------
                                                                     131,343,634
                                                                    ------------

         SOFTWARE--4.2%
 243,000 Intuit, Inc. (b)........................................      9,717,570
 380,500 Microsoft Corp. (b).....................................     27,776,500
                                                                    ------------
                                                                      37,494,070
                                                                    ------------

         TOBACCO--3.1%
 553,500 Philip Morris Cos., Inc.................................     28,090,125
                                                                    ------------
         Total Common Stocks
          (Identified Cost $886,225,053).........................    888,266,898
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
ALGER EQUITY GROWTH SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

SHORT-TERM INVESTMENT--0.1%

   FACE                                                                VALUE
  AMOUNT                                                             (NOTE 1A)
          MONEY MARKET FUND--0.1%
 $572,749 State Street Global Advisor's Money Market Fund........   $    572,749
                                                                    ------------
          Total Short Term Investment
           (Identified Cost $572,749)............................        572,749
                                                                    ------------
          Total Investments--99.5%
           (Identified Cost $886,797,802) (a)....................    888,839,647
          Other assets less liabilities..........................      4,413,080
                                                                    ------------
          TOTAL NET ASSETS--100%.................................   $893,252,727
                                                                    ============

(a)Federal Tax Information:
   At June 30, 2001 the net unrealized appreciation on investments based on cost of $886,797,802 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 85,280,841
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (83,238,996)
                                                                   ------------
   Net unrealized appreciation...................................  $  2,041,845
                                                                   ============

(b)Non-income producing security.

Key to Abbreviations:

ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
ALGER EQUITY GROWTH SERIES

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)


ASSETS
 Investments at value.............................................                    $888,839,647
 Cash.............................................................                               1
 Receivable for:
  Securities sold.................................................                       6,815,540
  Fund shares sold................................................                       1,224,599
  Dividends and interest..........................................                         357,204
                                                                                      ------------
  Total Assets....................................................                     897,236,991
LIABILITIES
 Payable for:
  Fund shares redeemed............................................         $1,547,585
  Securities purchased............................................          1,797,148
 Accrued expenses:
  Management fees.................................................            569,295
  Deferred trustees fees..........................................             19,050
  Other expenses..................................................             51,186
                                                                           ----------
  Total Liabilities...............................................                       3,984,264
                                                                                      ------------
NET ASSETS........................................................                    $893,252,727
                                                                                      ============
 Net assets consist of:
  Capital paid in.................................................                    $948,946,741
  Undistributed net investment income.............................                        (231,786)
  Accumulated net realized gains (losses).........................                     (57,504,073)
  Unrealized appreciation (depreciation) on investments...........                       2,041,845
                                                                                      ------------
NET ASSETS........................................................                    $893,252,727
                                                                                      ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share ($893,252,632 divided by 39,872,619 shares of beneficial interest
                                                                                      $      22.40
                                                                                      ============
CLASS E
Net asset value and redemption price per share ($95 divided by 4 shares of
 beneficial interest).............................................                    $      22.30
                                                                                      ============
Identified cost of investments....................................                    $886,797,802
                                                                                      ============

 STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 2001
 (UNAUDITED)

INVESTMENT INCOME
 Dividends...........................................            $  2,946,412(a)
 Interest............................................                 832,545
                                                                 ------------
                                                                    3,778,957
EXPENSES
 Management fees..................................... $3,481,479
 Trustees fees and expenses..........................     17,749
 Custodian...........................................     58,074
 Audit and tax services..............................     10,214
 Legal...............................................      8,309
 Printing............................................     49,245
 Insurance...........................................      6,300
 Miscellaneous.......................................     13,628
                                                      ----------
 Total expenses......................................               3,644,998
                                                                 ------------
NET INVESTMENT INCOME................................                 133,959
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net....................................             (49,696,149)
Unrealized appreciation (depreciation) on:
 Investments--net....................................               1,606,737
                                                                 ------------
Net gain (loss)......................................             (48,089,412)
                                                                 ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..........................................            ($47,955,453)
                                                                 ============

(a) Net of foreign taxes of $33,407.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
ALGER EQUITY GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                       JUNE 30,    DECEMBER 31,
                                                         2001          2000
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $    133,959  $  2,328,476
 Net realized gain (loss)..........................   (49,696,149)   46,776,041
 Unrealized appreciation (depreciation)............     1,606,737  (206,925,079)
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   (47,955,453) (157,820,562)
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
  Class A..........................................    (2,596,172)   (3,216,137)
  Class E..........................................             0             0
                                                     ------------  ------------
                                                       (2,596,172)   (3,216,137)
                                                     ------------  ------------
 Net realized gain
  Class A..........................................   (51,388,931)   (8,040,343)
  Class E..........................................             0             0
                                                     ------------  ------------
                                                      (51,388,931)   (8,040,343)
                                                     ------------  ------------
 TOTAL DISTRIBUTIONS...............................   (53,985,103)  (11,256,480)
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................    26,836,233   296,381,166
                                                     ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   (75,104,323)  127,304,124
NET ASSETS
 Beginning of the period...........................   968,357,050   841,052,926
                                                     ------------  ------------
 End of the period.................................  $893,252,727  $968,357,050
                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period.................................  $   (231,786) $  2,230,427
                                                     ============  ============

OTHER INFORMATION:

CAPITAL SHARES

 At June 30, 2001 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                              SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 2001            DECEMBER 31, 2000
                          -------------------------  -------------------------
                            SHARES          $          SHARES          $
                          ----------  -------------  ----------  -------------
CLASS A
 Sales...................  6,039,097  $ 143,977,028  18,201,866  $ 536,445,621
 Reinvestments...........  2,406,826     53,985,103     378,623     11,256,480
 Redemptions............. (7,219,531)  (171,125,998) (8,598,554)  (251,320,935)
                          ----------  -------------  ----------  -------------
 Net increase (decrease).  1,226,392  $  26,836,133   9,981,935  $ 296,381,166
                          ==========  =============  ==========  =============
CLASS E
 Sales...................          4  $         100           0  $           0
 Reinvestments...........          0              0           0              0
 Redemptions.............          0              0           0              0
                          ----------  -------------  ----------  -------------
 Net increase (decrease).          4  $         100           0  $           0
                          ==========  =============  ==========  =============
 Increase (decrease)
  derived from capital
  share transactions.....  1,226,396  $  26,836,233   9,981,935  $ 296,381,166
                          ==========  =============  ==========  =============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
ALGER EQUITY GOWTH SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                  CLASS A                                    CLASS E
                          --------------------------------------------------------------  --------------
                                                                                          MAY 1, 2001(A)
                          SIX MONTHS              YEAR ENDED DECEMBER 31,                    THROUGH
                          ENDED JUNE    ------------------------------------------------     JUNE 30,
                           30, 2001       2000      1999      1998      1997      1996         2001
                          ----------    --------  --------  --------  --------  --------  --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  25.06     $  29.34  $  25.11  $  17.62  $  15.58  $  13.80      $23.50
                           --------     --------  --------  --------  --------  --------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       0.00         0.03     (0.01)     0.04      0.02      0.04        0.00
 Net realized and
  unrealized gain (loss)
  on investments........      (1.24)       (3.99)     8.34      8.37      3.92      1.78       (1.20)
                           --------     --------  --------  --------  --------  --------      ------
 Total from investment
  operations............      (1.24)       (3.96)     8.33      8.41      3.94      1.82       (1.20)
                           --------     --------  --------  --------  --------  --------      ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (0.07)       (0.09)     0.00     (0.04)    (0.02)    (0.04)       0.00
 Distributions from net
  realized capital
  gains.................      (1.35)        0.00     (0.01)     0.00      0.00      0.00        0.00
 Distributions in excess
  of net realized
  capital gains.........       0.00        (0.23)    (4.09)    (0.88)    (1.88)     0.00        0.00
                           --------     --------  --------  --------  --------  --------      ------
 Total distributions....      (1.42)       (0.32)    (4.10)    (0.92)    (1.90)    (0.04)       0.00
                           --------     --------  --------  --------  --------  --------      ------
NET ASSET VALUE, END OF
 PERIOD.................   $  22.40     $  25.06  $  29.34  $  25.11  $  17.62  $  15.58      $22.30
                           ========     ========  ========  ========  ========  ========      ======
TOTAL RETURN (%)........       (5.0)(b)    (13.7)     34.1      47.8      25.6      13.2        (5.1)(b)
Ratio of operating
 expenses to average net
 assets (%).............       0.79 (c)     0.79      0.80      0.83      0.87      0.90        0.94 (c)
Ratio of net investment
 income to average net
 assets (%).............       0.03 (c)     0.23     (0.03)     0.19      0.12      0.24        0.00 (c)
Portfolio turnover rate
 (%)....................         81 (c)       88       128       119       137        78          81 (c)
Net assets, end of
 period (000)...........   $893,253     $968,357  $841,053  $410,726  $205,318  $120,456      $  0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........        --           --        --        --        --       0.90         --

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

CAPITAL GROWTH SERIES
PORTFOLIO MANAGER: G. KENNETH HEEBNER
CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP

[PHOTO OF G. KENNETH HEEBNER]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: For the six months ended June 30, 2001, the Capital Growth Series had a to-tal return of -11.3%. The Lipper Variable Insurance Products Multi-Cap Value Average/5/ had a return of 0.9% and the Standard & Poor's 500 Index/10/, re-turned -6.7% for the same period.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: During the first half of 2001, the U.S. economy showed increasing weakness. Capital spending on technology dropped and sharply cut into the profits of telecommunications and technology companies. Consumer spending slipped, though consumer confidence remained well above levels historically associated with economic weakness or recession. Despite an aggressive program of interest rate cuts implemented by the Federal Reserve Board in an attempt to revive growth, the stock market declined during this period, reflecting these negative trends.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: We withdrew from our more defensive posture and positioned the portfolio for the recovery we expect in 2002. We eliminated our positions in real estate in-vestment trusts (REITs), food and beverage stocks including Hershey Foods and Anheuser Busch, and health care stocks such as Wellpoint and Cigna. We sold en-ergy holdings including El Paso, Anadarko, Petrobras, and Schlumberger since softening demand brought about by a weakened global economy combined with the negative impact of last year's unprecedented spike in natural gas prices clouded the outlook for this sector.

In turn, we re-allocated assets into the stocks of leading retailers including Lowe's Companies and Best Buy, and consumer finance companies such as Capital One, Providian and Household Finance. We continued to avoid most technology stocks even though prices were severely depressed. However, we did look for companies within the technology sector that should benefit from the consolida-tion we believe will result from the current difficult conditions.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: Many stocks in the portfolio declined in price, reflecting the broad weak-ness of the market. The Series' more significant losses came from Wellpoint and Nike, which we have since sold. Although Nike remains the leading athletic footwear manufacturer in the world, errors in inventory management translated into an earnings shortfall that precipitated a harsh negative market reaction. On the positive side, the Series benefited from the performance of Philip Mor-ris, Lowe's Companies, and Best Buy, although these gains were not enough to offset declines elsewhere. Both Lowes and Best Buy performed well despite a pullback in consumer spending. These retailers appeared poised to maintain sig-nificant earnings growth due to effective cost controls and significant gains in market share.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We believe the Fed's aggressive interest rate cut program -- combined with the tax cut program recently enacted by Congress -- will result in an economic recovery at some point during 2002. We believe the American consumer will be the driving force behind this recovery, and thus anticipate that consumer-re-lated stocks will emerge as market leaders.

We are encouraged by several factors when we compare this recent wave of eco-nomic weakness to previous slowdowns or recessions. Earlier episodes of busi-ness weakness were triggered by restrictive Fed monetary policy or major, far-reaching problems within the banking system. Our current period of weakness ap-pears to have been spurred by massive over-expansion in technology and telecom-munications that collapsed of its own weight. Since the negative impact of this collapse has been centered on relatively few industries and regions of the country, consumer confidence and spending overall have remained relatively un-scathed. We believe the current sector-specific situation is quite different from the broadly negative scenarios that have led to recession in the past.

[GRAPHIC]

                                       FUND FACTS
                                       CAPITAL GROWTH SERIES

                                    GOAL: Long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

                                    START DATE: August 26, 1983

                                    SIZE: $1.5 billion as of June 30, 2001

                                    MANAGER: G. Kenneth Heebner has managed
                                    the Capital Growth Series since its
                                    inception in 1983. He has also been
                                    portfolio manager of CDC Nvest Growth Fund since 1976; CGM Capital Development Fund since 1976; CGM Mutual Fund since 1981; CGM Realty Fund since May 1994; CGM Fixed Income Fund since June 1993; CGM Focus Fund since September 1997.


             Capital Growth
                Series        S&P 500
  6/30/91       10,000        10,000
  6/30/92       11,300        11,348
  6/30/93       12,777        12,890
  6/30/94       12,926        13,063
  6/30/95       16,259        16,466
  6/30/96       18,526        20,757
  6/30/97       25,287        27,931
  6/30/98       33,431        36,367
  6/30/99       37,221        44,632
6/30/2000       38,432        47,979
6/30/2001       34,502        40,862

AVERAGE ANNUAL TOTAL RETURNS

                      CAPITAL GROWTH                     LIPPER VARIABLE MULTI
                         SERIES           S&P 500       CAP VALUE FUNDS AVERAGE
       6 Months          -11.3%            -6.7%               0.9%
         1 year          -10.2            -14.8               10.5
        3 years            1.1              3.9                6.0
        5 years           13.2             14.5               12.3
       10 years           13.2             15.1               12.9
Since Inception           20.0             15.2                n/a

  Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

  This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
CAPITAL GROWTH SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--99.6% OF TOTAL NET ASSETS

                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           COMPUTERS & BUSINESS EQUIPMENT--5.4%
 2,030,000 Flextronics International, Ltd. (b).................   $   54,201,000
   370,000 Lexmark International, Inc. (b).....................       24,882,500
                                                                  --------------
                                                                      79,083,500
                                                                  --------------
           CONGLOMERATES--4.7%
 1,260,000 Tyco International, Ltd.............................       68,670,000
                                                                  --------------
           DRUGS & HEALTH CARE--8.2%
   940,000 Laboratory Corp. America Holdings (b)...............       72,286,000
   650,000 Quest Diagnostics, Inc. (b).........................       48,652,500
                                                                  --------------
                                                                     120,938,500
                                                                  --------------
           ELECTRONICS--5.2%
 1,490,000 Celestica, Inc. (ADR)...............................       76,735,000
                                                                  --------------
           FINANCIAL SERVICES--26.5%
 1,165,000 Capital One Financial Corp..........................       69,900,000
 1,415,000 Citigroup, Inc......................................       74,768,600
 1,180,000 Household International, Inc........................       78,706,000
 1,320,000 Providian Financial Corp............................       78,144,000
 2,340,000 Washington Mutual, Inc. ............................       87,867,000
                                                                  --------------
                                                                     389,385,600
                                                                  --------------
           HOTELS & RESTAURANTS--3.6%
 1,200,000 Tricon Global Restaurants, Inc. (b).................       52,680,000
                                                                  --------------
           INSURANCE--9.3%
 1,080,000 Loews Corp..........................................       69,584,400
   820,000 Xl Capital, Ltd.....................................       67,322,000
                                                                  --------------
                                                                     136,906,400
                                                                  --------------
           MINING--6.1%
 5,160,000 Inco, Ltd. (ADR)....................................       89,061,600
                                                                  --------------
           RETAIL--17.5%
 1,080,000 Best Buy Co., Inc. (b)..............................       68,601,600
 2,210,000 Dollar General Corp. ...............................       43,095,000
 1,130,000 Kohl's Corp. .......................................       70,884,900
 1,028,000 Lowe's Cos., Inc. ..................................       74,581,400
                                                                  --------------
                                                                     257,162,900
                                                                  --------------
           SOFTWARE--4.9%
 1,150,000 Electronic Data Systems Corp........................       71,875,000
                                                                  --------------
           TOBACCO--8.2%
 2,386,000 Philip Morris Cos., Inc. ...........................      121,089,500
                                                                  --------------
           Total Common Stocks
            (Identified Cost $1,361,632,083)...................    1,463,588,000
                                                                  --------------

SHORT-TERM INVESTMENT--0.4%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)
            COMMERCIAL PAPER--0.4%
 $5,940,000 American Express Credit Corp. 4.090%, 7/2/01.......   $    5,940,000
                                                                  --------------
            Total Short Term Investment
             (Identified Cost $5,940,000)......................        5,940,000
                                                                  --------------
            Total Investments--100.0%
             (Identified Cost $1,367,572,083) (a)..............    1,469,528,000
            Other assets less liabilities......................          319,673
                                                                  --------------
            TOTAL NET ASSETS--100%.............................   $1,469,847,673
                                                                  ==============

(a)  Federal Tax Information
     At June 30, 2001 the net unrealized appreciation on investments based on cost of $1,367,572,083 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $133,480,859
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (31,524,942)
                                                                   ------------
   Net unrealized appreciation...................................  $101,955,917
                                                                   ============

(b)  Non-income producing security.

Key to Abbreviations:
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
CAPITAL GROWTH SERIES

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)


ASSETS
 Investments at value..............................              $1,469,528,000
 Cash..............................................                       4,663
 Receivable for:
  Securities sold..................................                  27,973,514
  Fund shares sold.................................                     357,362
  Dividends and interest...........................                   1,542,155
                                                                 --------------
  Total Assets.....................................               1,499,405,694
LIABILITIES
 Payable for:
  Fund shares redeemed.............................  $   990,321
  Securities purchased.............................   27,534,487
 Accrued expenses:
  Management fees..................................      744,623
  Deferred trustees fees...........................      110,774
  Other expenses...................................      177,816
                                                     -----------
  Total Liabilities................................                  29,558,021
                                                                 --------------
NET ASSETS.........................................              $1,469,847,673
                                                                 ==============
 Net assets consist of:
  Capital paid in..................................              $1,471,890,303
  Undistributed net investment income..............                   5,829,753
  Accumulated net realized gains (losses)..........                (109,828,300)
  Unrealized appreciation (depreciation) on
   investments.....................................                 101,955,917
                                                                 --------------
NET ASSETS.........................................              $1,469,847,673
                                                                 ==============
Computation of offering price:
Net asset value and redemption price Class A per
 share ($1,469,847,673 divided by 4,086,370 shares
 of beneficial interest)...........................              $       359.70
                                                                 ==============
Identified cost of investments.....................              $1,367,572,083
                                                                 ==============

 STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 2001
 (UNAUDITED)

INVESTMENT INCOME
 Dividends........................................             $   9,557,510(a)
 Interest.........................................                   623,722
                                                               -------------
                                                                  10,181,232
EXPENSES
 Management fees.................................. $4,672,033
 Trustees fees and expenses.......................     20,905
 Custodian........................................    105,656
 Audit and tax services...........................     10,214
 Legal............................................     14,090
 Printing.........................................    182,263
 Insurance........................................     17,550
 Miscellaneous....................................        825
                                                   ----------
 Total expenses before reductions.................  5,023,536
 Expense reductions...............................   (102,200)     4,921,336
                                                   ----------  -------------
NET INVESTMENT INCOME.............................                 5,259,896
                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.................................               (82,668,423)
Unrealized appreciation (depreciation) on:
 Investments--net.................................              (119,652,806)
                                                               -------------
Net gain (loss)...................................              (202,321,229)
                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................             $(197,061,333)
                                                               =============

(a)  Net of foreign taxes of $721,944

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
CAPITAL GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                  SIX MONTHS      YEAR ENDED
                                                ENDED JUNE 30,   DECEMBER 31,
                                                     2001            2000
                                                --------------  --------------
FROM OPERATIONS
 Net investment income......................... $    5,259,896  $   24,792,919
 Net realized gain (loss)......................    (82,668,423)    (15,459,554)
 Unrealized appreciation (depreciation)........   (119,652,806)   (104,387,610)
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS...................................   (197,061,333)    (95,054,245)
                                                --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income.........................    (22,989,363)       (555,547)
 Net realized gain.............................              0     (10,488,726)
                                                --------------  --------------
 TOTAL DISTRIBUTIONS...........................    (22,989,363)    (11,044,273)
                                                --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares..................    107,327,642     266,943,265
 Reinvestment of distributions.................     22,989,363      11,044,273
 Cost of shares redeemed.......................   (184,702,015)   (491,621,656)
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...........................    (54,385,010)   (213,634,118)
                                                --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.......   (274,435,706)   (319,732,636)
NET ASSETS
 Beginning of the period.......................  1,744,283,379   2,064,016,015
                                                --------------  --------------
 End of the period............................. $1,469,847,673  $1,744,283,379
                                                ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period............................. $    5,829,753  $   23,559,220
                                                ==============  ==============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares................        294,910         644,114
 Issued in reinvestment of distributions.......         64,934          28,030
 Redeemed......................................       (508,349)     (1,184,966)
                                                --------------  --------------
 Net Change....................................       (148,505)       (512,822)
                                                ==============  ==============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
CAPITAL GROWTH SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                          SIX MONTHS                    YEAR ENDED DECEMBER 31,
                          ENDED JUNE     ----------------------------------------------------------
                           30, 2001         2000        1999        1998        1997        1996
                          ----------     ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $   411.89     $   434.74  $   468.03  $   399.60  $   427.08  $   374.62
                          ----------     ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..        1.45           5.85        3.35        5.29        2.52        3.08
 Net realized and
  unrealized gain (loss)
  on investments........      (48.05)        (26.21)      68.25      130.40       95.67       74.80
                          ----------     ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............      (46.60)        (20.36)      71.60      135.69       98.19       77.88
                          ----------     ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....       (5.59)         (0.13)      (3.33)      (5.31)      (2.52)      (3.08)
 Distributions from net
  realized capital
  gains.................        0.00          (2.36)    (101.18)     (61.73)    (123.15)     (22.34)
 Distributions in excess
  of net realized
  capital gains.........        0.00           0.00       (0.38)      (0.22)       0.00        0.00
                          ----------     ----------  ----------  ----------  ----------  ----------
 Total distributions....       (5.59)         (2.49)    (104.89)     (67.26)    (125.67)     (25.42)
                          ----------     ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
 PERIOD.................  $   359.70     $   411.89  $   434.74  $   468.03  $   399.60  $   427.08
                          ==========     ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%)........       (11.3)(b)       (4.7)       15.7        34.1        23.5        21.1
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........        0.67 (a)       0.66        0.66        0.66        0.67        0.69
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)[c]......        0.66 (a)       0.65         --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............        0.70 (a)       1.34        0.67        1.18        0.52        0.79
Portfolio turnover rate
 (%)....................         281 (a)        272         206         204         214         207
Net assets, end of
 period (000)...........  $1,469,848     $1,744,283  $2,064,016  $1,895,748  $1,425,719  $1,142,660

(a)  Computed on an annualized basis.
(b)  Periods less than one year are not computed on an annualized basis.
(c) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

DAVIS VENTURE VALUE SERIES
PORTFOLIO MANAGERS: CHRISTOPHER C. DAVIS AND KENNETH C. FEINBERG
DAVIS SELECTED ADVISERS, L.P.

[PHOTO OF CHISTOPHER C. DAVIS]
[PHOTO OF KENNETH C. FEINBERG]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: During the first six months of 2001, the Davis Venture Value Series posted a total return of -7.2%. This result trailed the performance of both the -6.7% return of the S&P 500 Index/10/ and the -1.3% return of the Lipper Variable In-surance Products Large Value Fund Average/5/.

We remind investors that absolute or relative performance over any short-term period is often unpredictable and less meaningful in terms of long-term accumu-lation of wealth. At Davis, we maintain a long-term investment outlook when se-lecting companies for the portfolio and in evaluating our success as managers. We are committed to seeking out high-quality, well-managed companies with strong long-term growth prospects at sensible prices.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: The U.S. stock market continued to show volatility during the first two cal-endar quarters of 2001 due to investor nervousness and uncertainty surrounding the recent change in the direction of the economy. While it is still not cer-tain whether the current economic environment may ultimately be defined as a recession, it is clear that corporate profits have rapidly declined and eco-nomic growth has greatly slowed. In such an atmosphere, consumers may spend less, inventories will rise, retailers may purchase less products to work down their stock, businesses experience slower sales, budget targets are missed, balance sheets become strained, and companies may miss their earnings. In short, everything gets revised downwards, including stock prices. However, there are still several important, positive factors supporting the U.S. econo-my: the Federal Reserve is actively lowering interest rates, the Federal gov-ernment is biased towards providing tax relief, consumers are still spending, productivity is still high, and the U.S. retains a strong competitive position. These factors may mitigate an economic slowdown, and ultimately render a recov-ery.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: Our portfolio continues to reflect strategic allocations to financials, health care stocks, and select technology companies. These allocations reflect long-term investment themes based on the strong influences of demographic trends, globalization, consolidation, and business capital spending trends. It is important to recognize that we have chosen to maintain exposures to busi-nesses that we believe will fare better over full market cycles rather than at-tempt to rotate from sector to sector in the short term. As such, there was little change in portfolio composition and no change in our investment disci-pline during the past six months.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH WERE LEAST EFFECTIVE?

A: During the past six months, the portfolio's position in financial stocks. followed by its capital goods and consumer cyclical positions, provided the strongest relative results. Technology positions provided the weakest relative results, followed by the portfolio's healthcare positions. While we concede that our technology allocation included some notable investment mistakes, our healthcare holdings continue to be names that we generally favor.

The strongest individual contributors to performance for the quarter were Household International, Lexmark International, Philip Morris, and to a lesser extent some of our consumer finance and insurance holdings. Some positions that experienced price weakness during the period were Tellabs, Lucent, Texas In-struments, American Express, and pharmaceutical companies Merck and Bristol-Myers Squibb.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We believe we are in a trading range market between 10,000 and 15,000 points on the Dow Jones Industrial Average. We are seeing a kind of tug-of-war between lower interest rates, which favor higher valuations on stocks, and deteriorat-ing earnings and profits, which are unfavorable for growth rates and therefore valuations. The Federal Reserve appears to be trying to put a floor under the market around the low end of that trading range. If evidence surfaces that the economy is turning around, as it normally does in a garden variety recession with an ac-tive Fed, then the market will have a strong rally and perhaps go to new highs.

We will continue to seek out high quality, well-managed companies with strong long-term growth prospects, and buy positions when the market presents us with value prices. We only invest in the people and business models in which we have the highest degree of confidence. Like Warren Buffet, we believe that this is the best method for growing wealth throughout a full market and eco-nomic cycle.
                                     FUND FACTS
                                     DAVIS VENTURE VALUE SERIES

                                  GOAL: Growth of capital.

                                  START DATE: October 31, 1994

                                  SIZE: $910 million as of June 30,
                                  2001

                                  MANAGERS: Christopher C. Davis has
                                  been the manager of the Series since
                                  February 1997. Previously, he co-
                                  managed the Series with Shelby M.C.
                                  Davis from October 1995 to February
                                  1997. Kenneth C. Feinberg has co-
                                  managed the Series since April 1999.
                                  Mr. Feinberg has co-managed other
                                  equity funds for Davis Selected
                                  Advisers since May 1998.

           Davis Venture
           Value Series       S&P 500
  10/31/94          10,000          9,636
   6/30/95          11,847         11,755
   6/30/96          14,477         14,812
   6/30/97          20,090         19,951
   6/30/98          24,926         25,969
   6/30/99          29,824         31,878
 6/30/2000          32,519         34,189
 6/30/2001          30,857         29,119

AVERAGE ANNUAL TOTAL RETURN
                     VENTURE VALUE                          LIPPER VARIABLE
                         SERIES          S&P 500          GROWTH FUND AVERAGE
                         ------          -------          -------------------
       6 Months           -7.2%           -6.7%                 -1.3%
         1 year           -5.1           -14.8                   5.7
        3 years            7.4             3.9                   4.8
        5 years           16.3            14.5                  12.0
Since Inception           18.4            17.4                   n/a

The total non-annualized return of the Class E shares from their February 20, 2001 inception date through June 30, 2001 was -3.7%.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
DAVIS VENTURE VALUE SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--94.8% OF TOTAL NET ASSETS

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
         BANKS--10.4%
 239,300 Bank One Corp. ..........................................   $ 8,566,940
 705,973 Citigroup, Inc. .........................................    37,303,613
 289,100 Golden West Financial Corp. .............................    18,571,784
 655,200 Wells Fargo & Co. .......................................    30,420,936
                                                                     -----------
                                                                      94,863,273
                                                                     -----------
         BUILDING & CONSTRUCTION--2.6%
 928,700 Masco Corp. .............................................    23,180,352
                                                                     -----------
         BUSINESS SERVICES--0.8%
 207,500 Dun & Bradstreet Corp. (b)...............................     5,851,500
  20,200 First Data Corp. ........................................     1,297,850
   7,700 WPP Group, Plc. (ADR)....................................       386,925
                                                                     -----------
                                                                       7,536,275
                                                                     -----------
         CHEMICALS--1.1%
 181,900 Vulcan Materials Co. ....................................     9,777,125
                                                                     -----------
         COMMUNICATION SERVICES--1.2%
  68,200 Gannett, Inc. ...........................................     4,494,380
  66,900 Tribune Co. .............................................     2,676,669
 213,500 Tycom, Ltd. .............................................     3,672,200
                                                                     -----------
                                                                      10,843,249
                                                                     -----------
         COMPUTERS & BUSINESS EQUIPMENT--7.4%
 679,300 Hewlett Packard Co. .....................................    19,427,980
 334,800 Lexmark International, Inc. (b)..........................    22,515,300
 145,200 Loral Space & Communications, Ltd. ......................       406,560
 343,100 Lucent Technologies, Inc. ...............................     2,127,220
 920,300 Tellabs, Inc. (b)........................................    17,743,384
 159,300 Texas Instruments, Inc. .................................     5,017,950
                                                                     -----------
                                                                      67,238,394
                                                                     -----------
         CONGLOMERATES--5.5%
 923,700 Tyco International, Ltd. ................................    50,341,650
                                                                     -----------
         CONSTRUCTION MATERIALS--0.8%
 142,700 Martin Marietta Materials, Inc. .........................     7,062,223
                                                                     -----------
         CONTAINERS & GLASS--1.8%
 434,000 Sealed Air Corp. ........................................    16,166,500
                                                                     -----------
         COSMETICS & TOILETRIES--0.2%
  67,100 Gillette Co. ............................................     1,945,229
                                                                     -----------
         DOMESTIC OIL--3.6%
 186,758 Devon Energy Corp. ......................................     9,804,795
 219,500 EOG Resources, Inc. .....................................     7,803,225
 218,900 Phillips Petroleum Co. ..................................    12,477,300
  55,400 Schlumberger, Ltd. ......................................     2,916,810
                                                                     -----------
                                                                      33,002,130
                                                                     -----------
         DRUGS & HEALTH CARE--9.9%
 344,700 American Home Products Corp. ............................    20,144,268
 371,000 Bristol-Myers Squibb Co. ................................    19,403,300

                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           DRUGS & HEALTH CARE--(CONTINUED)
   233,100 Eli Lilly & Co. .....................................   $ 17,249,400
   481,600 Merck & Co., Inc. ...................................     30,779,056
    47,000 Pharmacia Corp. .....................................      2,159,650
                                                                   ------------
                                                                     89,735,674
                                                                   ------------
           ELECTRICAL EQUIPMENT--0.8%
   121,333 Molex, Inc. .........................................      4,432,295
    73,100 Rockwell International Corp. ........................      2,786,572
                                                                   ------------
                                                                      7,218,867
                                                                   ------------
           ELECTRONICS--2.2%
 1,567,200 Agere Systems, Inc. .................................     11,754,000
   156,346 Agilent Technologies, Inc. (b).......................      5,081,245
   102,900 Intel Corp. .........................................      3,009,825
                                                                   ------------
                                                                     19,845,070
                                                                   ------------
           FINANCIAL SERVICES--16.5%
 1,055,800 American Express Co. ................................     40,965,040
   136,900 Federal Home Loan Mortgage Corp. ....................      9,583,000
   713,400 Household International, Inc. .......................     47,583,780
   217,600 Moody's Corp. .......................................      7,289,600
   254,610 Morgan Stanley Dean Witter & Co. ....................     16,353,600
   298,000 Providian Financial Corp. ...........................     17,641,600
    66,800 State Street Corp. ..................................      3,305,932
   218,600 Stilwell Financial, Inc. ............................      7,336,216
                                                                   ------------
                                                                    150,058,768
                                                                   ------------
           FOOD & BEVERAGES--1.2%
   127,100 General Mills, Inc. .................................      5,564,438
   182,600 Kraft Foods, Inc. ...................................      5,660,600
                                                                   ------------
                                                                     11,225,038
                                                                   ------------
           GAS & PIPELINE UTILITIES--0.8%
   146,100 Kinder Morgan, Inc. .................................      7,341,525
                                                                   ------------
           HOTELS & RESTAURANTS--2.8%
   167,600 Marriott International, Inc. ........................      7,934,184
   652,000 McDonald's Corp. ....................................     17,643,120
                                                                   ------------
                                                                     25,577,304
                                                                   ------------
           INDUSTRIAL MACHINERY--0.9%
   217,000 Dover Corp. .........................................      8,170,050
                                                                   ------------
           INSURANCE--10.3%
   217,107 American International Group, Inc. ..................     18,671,202
   118,300 Aon Corp. ...........................................      4,140,500
       359 Berkshire Hathaway, Inc. ............................     24,914,600
        27 Berkshire Hathaway, Inc. (Class B)(b)................         62,100
    66,500 Chubb Corp. .........................................      5,149,095
   103,800 Loews Corp. .........................................      6,687,834
    90,400 Progressive Corp. ...................................     12,221,176
    63,200 Sun Life Financial Services of Canada, Inc. (ADR)(b).      1,501,000

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
DAVIS VENTURE VALUE SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         INSURANCE - (CONTINUED)
 136,750 Transatlantic Holdings, Inc. ...........................   $ 16,753,242
 116,731 UnumProvident Corp. ....................................      3,749,400
                                                                    ------------
                                                                      93,850,149
                                                                    ------------
         MINING--1.5%
 121,500 Minnesota Mining & Manufacturing Co. ...................     13,863,150
                                                                    ------------
         PUBLISHING--0.2%
  31,800 Dow Jones & Co., Inc. ..................................      1,898,778
                                                                    ------------
         REAL ESTATE INVESTMENT TRUST--0.5%
  15,700 Centerpoint Properties Corp. ...........................        788,140
  97,100 General Growth Properties, Inc..........................      3,821,856
                                                                    ------------
                                                                       4,609,996
                                                                    ------------
         RETAIL--3.7%
 657,100 Costco Wholesale Corp. (b)..............................     26,993,668
 214,600 Radioshack Corp. .......................................      6,545,300
                                                                    ------------
                                                                      33,538,968
                                                                    ------------
         SOFTWARE--0.7%
 232,600 BMC Software, Inc. (b)..................................      5,242,804
 132,800 Novell, Inc. (b)........................................        755,632
                                                                    ------------
                                                                       5,998,436
                                                                    ------------
         TOBACCO--4.6%
 823,900 Philip Morris Cos., Inc. ...............................     41,812,925
                                                                    ------------
         TRUCKING & FREIGHT FORWARDING--2.8%
 438,600 United Parcel Service, Inc. (Class B)...................     25,351,080
                                                                    ------------
         Total Common Stocks
          (Identified Cost $751,597,811).........................    862,052,178
                                                                    ------------

PREFERRED STOCKS--0.2%

         REAL ESTATE INVESTMENT TRUST--0.2%
  85,000 General Growth Properties, Inc. 7.25% ..................      2,180,250
                                                                    ------------
         Total Preferred Stocks
          (Identified Cost $2,105,060)...........................      2,180,250
                                                                    ------------

SHORT-TERM INVESTMENT--5.3%

    FACE                                                             VALUE
   AMOUNT                                                          (NOTE 1A)
             REPURCHASE AGREEMENT--5.3%
 $48,483,000 State Street Corp. Repurchase Agreement dated
              6/29/01 at 4.000% to be repurchased at
              $48,499,161 on 7/2/01, collateralized by $510,000
              Federal National Mortgage Association 8.159% due
              2/1/29, $24,370,000 Federal National Mortgage
              Association 5.050% due 10/2/03, and $24,630,000
              Federal National Mortgage Association 4.500% due
              5/16/03 with a combined total market value of
              $49,946,049......................................   $ 48,483,000
                                                                  ------------
             Total Short Term Investment
              (Identified Cost $48,483,000)....................     48,483,000
                                                                  ------------
             Total Investments--100.3%
              (Identified Cost $802,185,871)(a)................    912,715,428
             Other assets less liabilities.....................     (2,681,029)
                                                                  ------------
             TOTAL NET ASSETS--100%............................   $910,034,399
                                                                  ============

(a)Federal Tax Information:
   At June 30, 2001 the net unrealized appreciation on investments based on cost of $802,185,871 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $173,472,096
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (62,942,539)
                                                                   ------------
   Net unrealized appreciation...................................  $110,529,557
                                                                   ============

(b)Non-income producing security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
DAVIS VENTURE VALUE SERIES

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)


ASSETS
 Investments at value.................................             $912,715,428
 Cash.................................................                    1,868
 Receivable for:
  Securities sold.....................................                1,475,929
  Fund shares sold....................................                1,802,136
  Dividends and interest..............................                  934,241
  Foreign taxes.......................................                    5,643
                                                                   ------------
   Total Assets.......................................              916,935,245
LIABILITIES
 Payable for:
  Fund shares redeemed................................  $1,770,534
  Securities purchased................................   4,499,393
  Withholding taxes...................................         907
 Accrued expenses:
  Management fees.....................................     563,414
  Service and distribution fees.......................         336
  Deferred trustees fees..............................      18,640
  Other expenses......................................      47,622
                                                        ----------
   Total Liabilities..................................                6,900,846
                                                                   ------------
NET ASSETS............................................             $910,034,399
                                                                   ============
 Net assets consist of:
  Capital paid in.....................................             $830,967,489
  Undistributed net investment income.................                2,741,935
  Accumulated net realized gains (losses).............              (34,204,659)
  Unrealized appreciation (depreciation) on
   investments........................................              110,529,634
                                                                   ------------
NET ASSETS............................................             $910,034,399
                                                                   ============

Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($906,840,949 divided by 37,114,706 shares of
 beneficial interest).................................             $      24.43
                                                                   ============

CLASS E
Net asset value and redemption price per share
 ($3,193,450 divided by 130,961 shares of beneficial
 interest)............................................             $      24.38
                                                                   ============
Identified cost of investments........................             $802,185,871
                                                                   ============

 STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 2001
 (UNAUDITED)

INVESTMENT INCOME
 Dividends.......................................               $  4,452,593(a)
 Interest........................................                  1,729,321
                                                                ------------
                                                                   6,181,914
EXPENSES
 Management fees................................. $  3,367,088
 Service and distribution fees -
  Class E........................................          336
 Trustees fees and expenses......................       17,113
 Custodian.......................................       55,509
 Audit and tax services..........................       10,214
 Legal...........................................        8,739
 Printing........................................       45,935
 Insurance.......................................        5,897
 Miscellaneous...................................        8,289
                                                  ------------
 Total expenses before reductions................    3,519,120
 Expense reductions..............................      (14,705)    3,504,415
                                                  ------------  ------------
NET INVESTMENT INCOME............................                  2,677,499
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net................................                (33,949,129)
Unrealized appreciation (depreciation) on:
 Investments--net................................  (37,001,688)
 Foreign currency transactions--net..............          (49)  (37,001,737)
                                                  ------------  ------------
Net gain (loss)..................................                (70,950,866)
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS......................................               $(68,273,367)
                                                                ============

(a)  Net of foreign taxes of $5,620

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
DAVIS VENTURE VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                       JUNE 30,    DECEMBER 31,
                                                         2001          2000
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $  2,677,499  $  4,953,565
 Net realized gain (loss)..........................   (33,949,129)   89,490,056
 Unrealized appreciation (depreciation)............   (37,001,737)  (25,825,143)
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   (68,273,367)   68,618,478
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
  Class A..........................................    (4,925,170)            0
  Class E..........................................             0             0
                                                     ------------  ------------
                                                       (4,925,170)            0
                                                     ------------  ------------
 Net realized gain
  Class A..........................................   (87,810,603)            0
  Class E..........................................             0             0
                                                     ------------  ------------
                                                      (87,810,603)            0
                                                     ------------  ------------
 TOTAL DISTRIBUTIONS...............................   (92,735,773)            0
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   145,778,423   201,047,323
                                                     ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   (15,230,717)  269,665,801
NET ASSETS
 Beginning of the period...........................   925,265,116   655,599,315
                                                     ------------  ------------
 End of the period.................................  $910,034,399  $925,265,116
                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period.................................  $  2,741,935  $  4,989,606
                                                     ============  ============

OTHER INFORMATION:

CAPITAL SHARES

 At June 30, 2001 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                              SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 2001            DECEMBER 31, 2000
                          -------------------------  -------------------------
                            SHARES          $          SHARES          $
                          ----------  -------------  ----------  -------------
CLASS A
 Sales...................  6,662,211  $ 171,288,430  13,935,345  $ 394,147,257
 Reinvestments...........  3,540,882     92,735,773           0              0
 Redemptions............. (4,771,973)  (121,496,405) (6,837,154)  (193,099,934)
                          ----------  -------------  ----------  -------------
 Net increase (decrease).  5,431,120  $ 142,527,798   7,098,191  $ 201,047,323
                          ==========  =============  ==========  =============
CLASS E
 Sales...................    131,658  $   3,267,723           0  $           0
 Reinvestments...........          0              0           0              0
 Redemptions.............       (697)       (17,098)          0              0
                          ----------  -------------  ----------  -------------
 Net increase (decrease).    130,961  $   3,250,625           0  $           0
                          ==========  =============  ==========  =============
 Increase (decrease)
  derived from capital
  share transactions.....  5,562,081  $ 145,778,423   7,098,191  $ 201,047,323
                          ==========  =============  ==========  =============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
DAVIS VENTURE VALUE SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                 CLASS A                                  CLASS E
                         -------------------------------------------------------------  ------------
                                                                                        FEBRUARY 20,
                         SIX MONTHS              YEAR ENDED DECEMBER 31,                  2001(A)
                         ENDED JUNE    -----------------------------------------------  THROUGH JUNE
                          30, 2001       2000     1999      1998      1997      1996      30, 2001
                         ----------    -------- --------  --------  --------  --------  ------------
Net Asset Value,
 Beginning of Period....  $  29.20     $  26.67 $  23.15  $  20.80  $  16.09  $  13.10     $25.29
                          --------     -------- --------  --------  --------  --------     ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..      0.07         0.16     0.12      0.16      0.18      0.13       0.01
 Net realized and
  unrealized gain (loss)
  on investments........     (1.98)        2.37     3.93      2.84      5.20      3.26      (0.92)
                          --------     -------- --------  --------  --------  --------     ------
 Total from investment
  operations............     (1.91)        2.53     4.05      3.00      5.38      3.39      (0.91)
                          --------     -------- --------  --------  --------  --------     ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....     (0.15)        0.00    (0.12)    (0.16)    (0.14)    (0.13)      0.00
 Distributions from net
  realized capital
  gains.................     (2.71)        0.00    (0.32)    (0.49)    (0.53)    (0.27)      0.00
 Distributions in excess
  of net realized
  capital gains.........      0.00         0.00    (0.09)     0.00      0.00      0.00       0.00
                          --------     -------- --------  --------  --------  --------     ------
 Total distributions....     (2.86)        0.00    (0.53)    (0.65)    (0.67)    (0.40)      0.00
                          --------     -------- --------  --------  --------  --------     ------
NET ASSET VALUE, END OF
 PERIOD.................  $  24.43     $  29.20 $  26.67  $  23.15  $  20.80  $  16.09     $24.38
                          ========     ======== ========  ========  ========  ========     ======
 Total Return (%).......      (7.2)(b)      9.5     17.5      14.4      33.5      25.8       (3.7)(b)
 Ratio of operating
  expenses to average
  net assets before
  expense reductions
  (%)...................      0.78 (c)     0.79     0.81      0.83      0.90      0.90       0.93 (c)
 Ratio of operating
  expenses to average
  net assets after
  expense reductions
  (%)(d)................      0.78 (c)     0.79      --        --        --        --        0.93 (c)
 Ratio of net investment
  income to average net
  assets (%)............      0.60 (c)     0.62     0.55      0.82      0.94      1.25       0.49 (c)
 Portfolio turnover rate
  (%)...................        21 (c)       25       22        25        17        18         21 (c)
 Net assets, end of
  period (000)..........  $906,841     $925,265 $655,599  $440,351  $280,448  $108,189     $3,193
 The Ratios of operating
  expenses to average
  net assets without
  giving effect to the
  voluntary expense
  agreement would have
  been (%)..............       --           --       --        --       0.90      0.96        --

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

HARRIS OAKMARK MID CAP VALUE SERIES
PORTFOLIO MANAGERS: WILLIAM C. NYGREN, CFA; HENRY BERGHOEF, CFA; FLOYD J. BELLMAN, CFA
HARRIS ASSOCIATES L.P.

                           [PHOTO OF WILLIAM NYGREN]
                                                      [PHOTO OF HENRY BERGHOEF]

                          [PHOTO OF FLOYD J. BELLMAN]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Harris Oakmark Mid Cap Value Series returned 20.3% for the 6-month pe-riod ending June 30, 2001 compared to the Russell Mid Cap Index/6/ return of - 2.0% and the Russell Mid Cap Value Index/7/ return of 3.3%. The Lipper Vari-able Products Mid-Cap Fund Average/5/ return was 5.2%.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: The period of market volatility that began over a year ago extended into the first half of 2001. Shrinking earnings forecasts and widespread layoffs were clear signs of a slowing economy, a condition that the Federal Reserve Board sought to remedy by cutting interest rates sharply. We view these rate cuts as a long-term positive for the economy and for investors. We also wel-come the market's return to traditional ways of evaluating stocks, including analysis of a company's intrinsic worth and earnings based on performance rather than perceived worth.

Q: GIVEN THE INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: No change in investment strategy was made since the beginning of the year, as our discipline remains constant regardless of the short-term market envi-ronment.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH WERE LEAST EFFECTIVE?

A: Currently, the Portfolio holds 22 stocks across a variety of industries. During the past six months, performance was aided by a large gain in J.C. Penney (+68%), where investors gained confidence that new CEO, Allen Questrom, will succeed in turning around this large retailer. H&R Block (+56%) showed strong earnings gains in an environment where many companies reported disap-pointing earnings. Management's increased focus on the tax preparation busi-ness and intelligent re-investment of excess cash flow bolstered confidence that annual earnings per share growth can be 15% for many years to come.

These positive results were partially offset by weakness in US Industries
(USI) and USG Corp. (USG). Positive performance by the majority of the stocks in the portfolio with no major declines in any stocks during the second quar-ter helped produce a favorable performance during the first half of 2001.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: Some of our value-investing peers have been holding more cash in their portfolios, claiming they can no longer find attractively priced stocks. We disagree. Our largest holdings--Washington Mutual, Toys "R" Us, and H&R Block--are industry leaders that will likely achieve above average growth, selling at ten to fifteen times expected cash earnings. Compare that to the S&P 500, which sells at over twenty times earnings. We believe our holdings represent outstanding values relative to the market, as well as relative to either cash or bond alternatives.

Our philosophy of buying good businesses at cheap prices remains the corner-stone of our investment process. By purchasing securities at a discount to un-derlying value and by partnering with shareholder-oriented management teams, we believe we can achieve successful investment results over the long term with below average risk.

As a reminder, there are three qualities we look for in any stock we consider purchasing:

  . A stock price that is below 60% of the price we estimate an acquirer who pays in cash would pay to own the entire business today.

  . An expected annual growth rate in per-share value that, when added to the dividend yield, exceeds 10% per year.

  .  A successful management with economic incentive to behave like owners.

When a stock meets all three criteria, we purchase it and wait patiently for the market price to increase to 90% of our value estimate. Then, we sell it. We are willing to take very large position sizes--14%-15% of the portfolio-- for our favorite ideas. These large positions are reserved not necessarily for the stocks with the largest return potential, but rather for those stocks we believe have the best probability of achieving a large return.

Q: GIVE US AN EXAMPLE OF YOUR THOUGHT PROCESS IN SELECTING A STOCK FOR INCLUSION IN THE PORTFOLIO. FOR EXAMPLE, WHY DOES WASHINGTON MUTUAL STILL DESERVE TO ACCOUNT FOR 14% OF THE PORTFOLIO'S ASSETS?

A: In our judgment, there are three primary reasons we still hold Washington
Mutual:

Price. Washington Mutual is priced at less than 10 times our estimate of next year's cash earnings--less than half of the S&P 500 multiple and less than two-thirds the multiple accorded other leading financial service companies. Acqui-sitions of inferior companies in the financial sector have occurred at multi-ples in the teens.

Value Growth. Washington Mutual's existing markets have above-average popula-tion growth, and Washington Mutual has consistently gained market share and in-creased its number of accounts per customer. In addition, Washington Mutual has used its industry leading low-cost structure to make acquisitions that add to both earnings and growth opportunities. Washington Mutual's recently announced acquisition of Dime Savings Bank fits that mold: it adds a few pennies to next year's expected cash earnings and creates many new growth opportunities along the East Coast.

Management. CEO Kerry Killenger continues to have most of his personal wealth invested in Washington Mutual stock. Killenger's track record is impressive. Over the last decade of his tenure, earnings-per-share have grown at a compound rate of 17%, and the stock has returned 26% per year.

When we consider the risk of being wrong in our assessment of Washington Mutu-al, we conclude the probability is much less than with other stocks. Washington Mutual has targeted the middle-market customer, who is much less sensitive to stock market declines or economic slowdowns than the upper income customer that most financial institutions prefer. Also, loans on owner-occupied, middle-mar-ket homes that account for so much of Washington Mutual's asset base are not nearly as risky as the consumer and corporate loans at most financial service companies. We conclude that Washington Mutual has a relatively low-risk busi-ness model, is being managed for the benefit of its shareholders, and is likely to continue growing at a rate significantly above most other companies. Best of all, despite the business success and the strong stock performance, this com-pany is still priced at bargain level. So, when shareholders ask why are we taking the risk of having such a big position in Washington Mutual, it's be-cause this stock still has a much better risk-return tradeoff than anything else we have found.

               Harris Oakmark
                   Mid Cap        Russell
                Value Series      Mid Cap         S&P 500
  4/30/93          10,000          10,000          10,000
  6/30/93          10,497          10,434          10,303
  6/30/94          10,527          10,573          10,441
  6/30/95          13,718          13,045          13,161
  6/30/96          16,525          15,980          16,591
  6/30/97          19,461          19,648          22,325
  6/30/98          21,947          24,560          29,068
  6/30/99          22,501          27,338          35,674
6/30/2000          19,298          30,793          38,349
6/30/2001          28,269          31,088          32,660

                          AVERAGE ANNUAL TOTAL RETURN

                                                          LIPPER VARIABLE
                  MIDCAP        RUSSELL                     MIDCAP FUND
                  VALUE*        MIDCAP        S&P 500         AVERAGE
                  -----         ------        -------         -------
       6 Months    20.3%         -2.0%         -6.7%            5.2%
         1 Year    46.5           1.0         -14.8            22.5
        3 Years     8.8           8.2           3.9             9.1
        5 Years    11.3          14.2          14.5            13.5
Since Inception    13.6          14.9          15.6             N/A


The total non-annualized return of the Class B shares from their February 20, 2001 inception date through June 30, 2001 was 9.2%. The total non-annualized return of the Class E shares from their May 1, 2001 inception date through June 30, 2001 was 6.2%.


                                         [CHECKMARK]
                                              FUND FACTS
                                              HARRIS OAKMARK MID CAP
                                              VALUE SERIES

                                         GOAL: Long-term capital
                                         appreciation.
                                         START DATE: April 30, 1993
                                         SIZE: $235 million as of June
                                         30, 2001
                                         MANAGERS: William C. Nygren,
                                         Henry Berghoef and Floyd
                                         Bellman have managed the
                                         Harris Oakmark Mid Cap Value
                                         Series since May 1, 2000.


Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower. This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
HARRIS OAKMARK MID CAP SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--97.7% OF TOTAL NET ASSETS

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
           APPAREL & TEXTILES--3.1%
   145,600 Liz Claiborne, Inc. ..................................   $  7,345,520
                                                                    ------------
           BUSINESS SERVICES--23.1%
   340,200 Ceridian Corp. .......................................      6,521,634
   288,400 Dun & Bradstreet Corp. (b)............................      8,132,880
   160,200 Electronic Data Systems Corp. ........................     10,012,500
   106,900 First Data Corp. .....................................      6,868,325
   207,200 H&R Block, Inc. ......................................     13,374,760
   425,600 Reynolds & Reynolds Co. ..............................      9,341,920
                                                                    ------------
                                                                      54,252,019
                                                                    ------------
           COMMUNICATION SERVICES--4.6%
   181,600 Knight Ridder, Inc. ..................................     10,768,880
                                                                    ------------
           DOMESTIC OIL--4.8%
   282,000 Burlington Resources, Inc. ...........................     11,265,900
                                                                    ------------
           DRUGS & HEALTH CARE--3.1%
   144,500 Chiron Corp. .........................................      7,369,500
                                                                    ------------
           FINANCIAL SERVICES--17.1%
   209,200 Moody's Corp. ........................................      7,008,200
   887,100 Washington Mutual, Inc. ..............................     33,310,605
                                                                    ------------
                                                                      40,318,805
                                                                    ------------
           HOTELS & RESTAURANTS--3.5%
   184,600 Tricon Global Restaurants, Inc. (b)...................      8,103,940
                                                                    ------------
           HOUSEHOLD PRODUCTS--3.8%
   389,700 Energizer Holdings, Inc. .............................      8,943,615
                                                                    ------------
           LEISURE--7.8%
   335,000 Brunswick Corp. ......................................      8,050,050
   542,200 Mattel, Inc. .........................................     10,258,424
                                                                    ------------
                                                                      18,308,474
                                                                    ------------
           RETAIL--14.0%
   350,000 J.C. Penney Co., Inc. ................................      9,226,000
   869,100 Office Depot, Inc. (b)................................      9,021,258
   597,800 Toys "R" Us, Inc. (b).................................     14,795,550
                                                                    ------------
                                                                      33,042,808
                                                                    ------------
           SOFTWARE--5.0%
 2,058,100 Novell, Inc. (b)......................................     11,710,589
                                                                    ------------
           TELEPHONE--7.8%
   508,800 AT&T Corp. ...........................................     11,193,600
   339,300 Sprint Corp. (FON Group)..............................      7,247,448
                                                                    ------------
                                                                      18,441,048
                                                                    ------------
           Total Common Stocks
            (Identified Cost $181,626,299).......................    229,871,098
                                                                    ------------

SHORT TERM INVESTMENT--6.8%

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)
             REPURCHASE AGREEMENT--6.8%
 $16,003,000 State Street Corp. Repurchase Agreement dated
              6/29/01 at 3.850% to be repurchased at
              $16,008,134 on 7/2/01, collaterized by
              $10,855,000 U.S. Treasury Bonds 12.500% due
              8/15/14 with a value of $16,323,206..............   $ 16,003,000
                                                                  ------------
             Total Short Term Investment
              (Identified Cost $16,003,000)....................     16,003,000
                                                                  ------------
             Total Investments--104.5%
              (Identified Cost $197,629,299) (a)...............    245,874,098
             Other assets less liabilities.....................    (10,541,688)
                                                                  ------------
             TOTAL NET ASSETS--100%............................   $235,332,410
                                                                  ============

  (a) Federal Tax Information:
      At June 30, 2001 the net unrealized appreciation on investments based on cost of $197,629,299 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost.......... $ 51,830,575
    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value..........   (3,585,776)
                                                                  ------------
    Net unrealized appreciation.................................. $ 48,244,799
                                                                  ============

  (b) Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
HARRIS OAKMARK MID CAP VALUE SERIES

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)


ASSETS
 Investments at value...............................              $245,874,098
 Cash...............................................                     3,671
 Receivable for:
  Fund shares sold..................................                   847,819
  Dividends and interest............................                   103,471
  Foreign taxes.....................................                     1,691
                                                                  ------------
  Total Assets......................................               246,830,750
LIABILITIES
 Payable for:
  Fund shares redeemed..............................  $   565,648
  Securities purchased..............................   10,677,658
 Accrued expenses:
  Management fees...................................      152,505
  Service and distribution fees.....................          287
  Deferred trustees fees............................       12,793
  Other expenses....................................       89,449
                                                      -----------
  Total Liabilities.................................                11,498,340
                                                                  ------------
NET ASSETS..........................................              $235,332,410
                                                                  ============
 Net assets consist of:
  Capital paid in...................................              $195,203,166
  Undistributed net investment
   income...........................................                   535,492
  Accumulated net realized gains (losses)...........                (8,651,047)
  Unrealized appreciation (depreciation) on
   investments......................................                48,244,799
                                                                  ------------
NET ASSETS..........................................              $235,332,410
                                                                  ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($233,674,338 divided by 1,332,912 shares of
 beneficial interest)...............................              $     175.31
                                                                  ============
CLASS B
Net asset value and redemption price per share
 ($1,647,356 divided by 9,480 shares of beneficial
 interest)..........................................              $     173.78
                                                                  ============
CLASS E
Net asset value and redemption price per share
 ($10,716 divided by 61 shares of beneficial
 interest)..........................................              $     174.50
                                                                  ============
Identified cost of investments......................              $197,629,299
                                                                  ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

INVESTMENT INCOME
 Dividends...............................................           $   884,671
 Interest................................................               421,653
                                                                    -----------
                                                                      1,306,324
EXPENSES
 Management fees......................................... $678,113
 Deferred expense reimbursement..........................   50,367
 Service and distribution fees--Class B..................      287
 Trustees fees and expenses..............................   11,059
 Custodian...............................................   25,015
 Audit and tax services..................................   10,214
 Legal...................................................    1,177
 Printing................................................   13,721
 Insurance...............................................    1,095
 Miscellaneous...........................................    3,147
                                                          --------
 Total expenses before reductions........................  794,195
 Expense reductions......................................  (27,881)     766,314
                                                          --------  -----------
NET INVESTMENT INCOME....................................               540,010
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net........................................            (3,638,436)
Unrealized appreciation (depreciation) on:
 Investments--net........................................            36,012,675
                                                                    -----------
Net gain (loss)..........................................            32,374,239
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS....           $32,914,249
                                                                    ===========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
HARRIS OAKMARK MID CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                       SIX MONTHS
                                                         ENDED       YEAR ENDED
                                                        JUNE 30,    DECEMBER 31,
                                                          2001          2000
                                                      ------------  ------------
FROM OPERATIONS
 Net investment income..............................  $    540,010  $  1,096,326
 Net realized gain (loss)...........................    (3,638,436)    3,073,110
 Unrealized appreciation (depreciation).............    36,012,675    17,875,485
                                                      ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..    32,914,249    22,044,921
                                                      ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
  Class A...........................................    (1,093,592)            0
  Class B...........................................             0             0
  Class E...........................................             0             0
                                                      ------------  ------------
 TOTAL DISTRIBUTIONS................................    (1,093,592)            0
                                                      ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS................................    63,993,505     8,193,419
                                                      ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS............    95,814,162    30,238,340
NET ASSETS
 Beginning of the period............................   139,518,248   109,279,908
                                                      ------------  ------------
 End of the period..................................  $235,332,410  $139,518,248
                                                      ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..................................  $    535,492  $  1,089,074
                                                      ============  ============

OTHER INFORMATION:

CAPITAL SHARES

 At June 30, 2001 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class
 E. Transactions in capital shares were as follows:

                                SIX MONTHS ENDED JUNE        YEAR ENDED
                                      30, 2001            DECEMBER 31, 2000
                                ----------------------  ----------------------
                                 SHARES        $         SHARES        $
CLASS A                         --------  ------------  --------  ------------
 Sales.........................  533,866  $ 87,130,342   379,011  $ 48,811,331
 Reinvestments.................    6,778     1,093,592        --            --
 Redemptions................... (158,977)  (25,846,476) (325,645)  (40,617,912)
                                --------  ------------  --------  ------------
 Net increase (decrease).......  381,667  $ 62,377,458    53,366  $  8,193,419
                                ========  ============  ========  ============
CLASS B
 Sales.........................    9,513  $  1,611,640         0  $          0
 Reinvestments.................        0             0         0             0
 Redemptions...................      (33)       (5,693)        0             0
                                --------  ------------  --------  ------------
 Net increase (decrease).......    9,480  $  1,605,947         0  $          0
                                ========  ============  ========  ============
CLASS E
 Sales.........................       61  $     10,100         0  $          0
 Reinvestments.................        0             0         0             0
 Redemptions...................        0             0         0             0
                                --------  ------------  --------  ------------
 Net increase (decrease).......       61  $     10,100         0  $          0
                                ========  ============  ========  ============
 Increase (decrease) in net
  assets from capital share
  transactions.................  391,208  $ 63,993,505    53,366  $  8,193,419
                                ========  ============  ========  ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
HARRIS OAKMARK MID CAP VALUE SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                  CLASS A                                  CLASS B      CLASS E
                           ------------------------------------------------------------  ------------   --------
                                                                                         FEBRUARY 20,    MAY 1,
                                                                                           2001(A)      2001(A)
                           SIX MONTHS              YEAR ENDED DECEMBER 31,                 THROUGH      THROUGH
                           ENDED JUNE    ----------------------------------------------    JUNE 30,     JUNE 30,
                            30, 2001       2000     1999      1998      1997     1996        2001         2001
                           ----------    -------- --------  --------  --------  -------  -------------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $ 146.67     $ 121.71 $ 122.85  $ 170.59  $ 157.88  $142.44    $159.20      $164.26
                            --------     -------- --------  --------  --------  -------    -------      -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income...       0.32         1.15     1.36      1.09      0.00     0.11       0.00         0.00
 Net realized and
  unrealized gain (loss)
  on investments.........      29.38        23.81    (0.97)   (11.41)    27.12    24.88      14.58        10.24
                            --------     -------- --------  --------  --------  -------    -------      -------
 Total from investment
  operations.............      29.70        24.96     0.39    (10.32)    27.12    24.99      14.58        10.24
                            --------     -------- --------  --------  --------  -------    -------      -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income......      (1.06)        0.00    (1.36)    (1.09)     0.00    (0.13)      0.00         0.00
 Distributions in excess
  of net investment
  income.................       0.00         0.00    (0.17)     0.00      0.00     0.00       0.00         0.00
 Distributions from net
  realized capital gains.       0.00         0.00     0.00    (36.08)   (14.41)   (9.42)      0.00         0.00
 Distributions in excess
  of net realized capital
  gains..................       0.00         0.00     0.00     (0.25)     0.00     0.00       0.00         0.00
                            --------     -------- --------  --------  --------  -------    -------      -------
 Total distributions.....      (1.06)        0.00    (1.53)   (37.42)   (14.41)   (9.55)      0.00         0.00
                            --------     -------- --------  --------  --------  -------    -------      -------
NET ASSET VALUE, END OF
 PERIOD..................   $ 175.31     $ 146.67 $ 121.71  $ 122.85  $ 170.59  $157.88    $173.78      $174.50
                            ========     ======== ========  ========  ========  =======    =======      =======
TOTAL RETURN (%).........       20.3 (b)     20.5      0.3      (5.5)     17.4     17.6        9.2 (b)      6.2 (b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%)..........       0.88 (c)     0.90     0.88      0.88      0.85     0.85       1.13 (c)     1.03 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(d).......       0.85 (c)       --       --        --        --       --       1.10 (c)     1.00 (c)
Ratio of net investment
 income to average net
 assets (%)..............       0.60 (c)     0.98     1.08      0.66     (0.16)    0.08       0.00 (c)     0.00 (c)
Portfolio turnover rate
 (%).....................         30 (c)      143      119       171        49       65         30 (c)       30 (c)
Net assets, end of period
 (000)...................   $233,674     $139,518 $109,280  $112,997  $114,617  $82,667    $ 1,647      $    11
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)...........         --         0.96       --      0.90      0.86     0.92         --           --

(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

LOOMIS SAYLES SMALL CAP SERIES
LEAD PORTFOLIO MANAGERS (PICTURED): CHRIS R. ELY AND JOSEPH R. GATZ PORTFOLIO MANAGERS: PHILIP C. FINE, DAVID L. SMITH AND DAN THELAN
LOOMIS, SAYLES & COMPANY, L.P.

Q. HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Loomis Sayles Small Cap Series returned -3.9% during the past six months versus a return of 6.9% for the Russell 2000 Index/8/. The Lipper Vari-able Products Mid Cap Core Fund Average/5/ returned -1.7% and the Lipper Vari-able Products Small Cap Core Average/5/ returned 4.9% over the same period.

There are two distinct segments of the portfolio. One managed in a "growth" style and the other in a "value" style. Together they form a "core" portfolio. We have included comments from both the growth and value segment managers.

In the growth segment, despite a solid performance in the June quarter, the small cap growth segment under-performed both its benchmark and its peers dur-ing the past six months. In particular, the growth segment fell 25.8% versus an essentially flat performance from the Russell 2000 Growth index, up 0.2%. We were encouraged that the growth segment performance exceeded that of the benchmark in the second quarter, rising 18.3% versus the benchmark's 18.1% gain. Thus, the entire absolute and relative decline in the growth segment oc-curred during the first quarter.

The value portion of the Series had a 9.8% return for the first six months of 2001. This compares to a first half return of 6.9% for the Russell 2000. The key factor to the portfolio's positive year-to-date performance against the broad Russell index has been strong stock selection, assisted by investors' continuing preference for value-oriented issues.

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A. Growth Segment Perspective: The first six months of 2001 were difficult ones for growth stock investors as the market continued its slide begun in March 2000. The Federal Reserve Board moved aggressively, cutting rates six times for a total decrease of 2.75%. However, investors stayed focused on the cacophony of disappointing earnings reports and weakening economic trends around the globe. The environment did improve during the June quarter as in-vestors began to look to the ultimate recovery in the economy and corporate profits. However, the market remained quite volatile and witnessed several sharp pullbacks even as the benchmark posted double-digit gains.

Value Segment Perspective: The first six months of 2001 generally continued the pattern that's been in place for more than a year now, in which the best performing sectors of the market have been those with a value orientation. A strong rally in technology and biotech shares during the April/May period did propel the growth portion of the Russell 2000 ahead of value for the full sec-ond quarter; however, value stocks once again assumed the leadership mantle in June, and for the full six month period, value outperformed growth by a sub-stantial margin. The market environment was dominated by two major related themes, the first being the economy's general weakness and its destructive im-pact on corporate earnings, and the second being the Federal Reserve Bank's efforts to re-ignite the economic growth engine through a series of interest rate cuts. Although not yet broadly evident in earnings reports and most macro economic data, improved performance in certain technology groups and a number of cyclical industries does suggest that investors are starting to look ahead to an ultimate recovery in the economy and corporate profits. Despite the im-proved tenor of the market, it has remained highly volatile, characterized by rapid changes in sentiment and sector rotation.

Q. GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A. Growth Segment Perspective: Our underlying strategy of staying fully in-vested in a diversified portfolio of small cap companies experiencing or ex-pected to experience strong growth has not changed. Despite the difficult en-vironment recently, we remain committed to this strategy and to our growth stock philosophy. From a tactical perspective, we reduced our exposure to technology stocks during the opening months of the year, while simultaneously increasing our exposure to some of the less cyclical areas of the economy, such as healthcare and services.

It is sometimes forgotten that while a bear market does significant damage to portfolios, it can also create significant opportunities as well. During the second quarter, we were able to establish positions in a number of strong com-panies whose shares had fallen so sharply that they were once again considered small caps. We are looking for similar opportunities in the current volatile market environment. Since a number of these stocks address technology markets, our overall exposure to the technology sector rebounded by the end of the first half while energy was reduced due to weakening oil and gas prices.

Value Segment Perspective: Based on the Fed's actions and the generally weak economic environment, the value portion of the fund was positioned to benefit from a declining interest rate environment. Accordingly, we have maintained an overweight position in the Consumer Discretionary sector despite taking some profits on certain retailers and apparel companies where valuations had gotten ahead of fundamentals. In the Financial Services sector, some transaction processing companies were added to benefit from relatively strong transaction volumes. In general, we added high quality companies, which we believe were trading at unreasonable valuations versus their lower quality counterparts. We also lowered the market capitalization of the portfolio by selectively replac-ing companies where stock appreciation moved the market capitalization up substantially.

Q. WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A. Growth Segment Perspective: We believe that there were two key factors af-fecting our performance over the first half of 2001. One factor was out of our control, while the other was in our control. Our benchmark, the Russell 2000 Growth index, contains more than 1200 stocks with market caps that range from about $10 million to approximately $2 billion. We typically focus on stocks that have market caps of at least $250 million so that there is adequate li-quidity, a key factor in our ability to buy or sell effectively. However, it has been the smallest and most illiquid stocks in the Russell 2000 Growth index that have performed the best, indeed significantly out-performing the larger stocks in the benchmark--the ones in which we normally invest. Often times we are able to offset these "problems" with the benchmark, with strong stock se-lection among the universe of stocks in which we can invest. This was the fac-tor in our control that unfortunately did not produce the desired results, par-ticularly in the first few months of the year. We are pleased to report that the significant improvement in the Series performance in the June quarter was the direct result of improved stock selection coupled with a healthier market environment.

Value Segment Perspective: The value portion of the Series' focus on higher quality companies was a major factor in its positive performance, as stock se-lection out-performed the Russell 2000 index in 8 of 11 sectors. Stock selec-tion in technology, health care, and energy were particularly notable contribu-tors to performance during the year's first half. Relative and absolute perfor-mance was also helped by overweight positions in the consumer discretionary, consumer staples, and financial services sectors. Consumer staples and consumer discretionary were the market's strongest performing sectors for the six months ending in June. Overall performance also benefited from underweight positions in technology and energy, which were the two weakest performing sectors. The Series also continued to benefit from merger and acquisition activity. During the last six months, the value portion of the fund has had eight companies an-nounce they would be acquired, with several being acquired at significant valu-ation premiums.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A. Growth Segment Perspective: We believe that the market made an important low on April 4th when the NASDAQ reached a low of 1639, down an astonishing 67% from its March 2000 high of more than 5000. While it is probably too soon to declare the end of the great bear market of 2000/2001, we are becoming increas-ingly optimistic. Most of the key elements for a bull market--an accommodating Fed, tax cuts, strong monetary growth, better valuations, and expectations of improving earnings prospects--are in place. However, until a clear trend is ev-ident, we expect small cap growth stocks to remain quite volatile as the tug-of-war between longer-term opportunity and near-term disappointments continues. We will try to utilize this volatility to invest in stocks that meet our growth criteria at attractive valuations. Yet perhaps the most valuable tool at this point in the market cycle may be patience.

Value Segment Perspective: Moving into the year's second half we believe earn-ings expectations to be the most important macro factor, and that the earnings outlook will gradually improve as Fed interest rate cuts, a modest tax cut, and the work down of excess inventories begin to take effect. Thus we are optimis-tic that the broad small-cap market will sustain and improve upon its positive performance for the year to date. We're particularly optimistic that the small value investing style will continue to generate superior relative returns and that the market's volatility will afford numerous investment opportunities that play to our focused value investing process. Small, value-oriented issues have historically posted their best relative returns as the economy emerges from a downturn, which is clearly the inflection point investors are now focusing on. Thus we anticipate no change in our overall strategy other than minor adjust-ments appropriate to the current environment. As likely beneficiaries of de-clining interest rates, we expect to maintain our exposure to financial serv-ices and consumer issues. We have also reduced somewhat our exposure to energy. At this time we anticipate no other significant changes to the portfolio and believe it is well positioned for the current environment.

[CHECKMARK]
    FUND FACTS
    LOOMIS SAYLES SMALL CAP SERIES

GOAL: Long-term capital growth from investment in common stocks or their equivalents.
START DATE: May 2, 1994
SIZE: $448 million as of June 30, 2001
MANAGERS: Chris Ely, Joseph Gatz, Philip Fine, David Smith and Dan Thelen. They also manage the Loomis Sayles Small Cap Fund and the Maxim Series--Small Cap Fund. Mr. Ely, Mr. Fine, and Mr. Smith began co-managing the Series in April 1999. Mr. Ely has also managed the Loomis Sayles portion of the Nvest Star Small Cap Fund since December 1996. He also manages the Loomis Sayles Aggressive Fund and the Loomis Sayles Small Cap Growth Fund, series of the Loomis Sayles Funds, and the Loomis Sayles Small Company Growth Fund, a series of Loomis Sayles Investment Trust. Mr. Ely joined Loomis Sayles in 1996. Mr. Gatz began co-managing the Series in January 2000. He joined Loomis Sayles in 1999.

                                [GRAPH]

          A $10,000 investment compared to the Russell 2000 index since the Series' inception

               Loomis Sayles
                 Small Cap
                  Series        Russell 2000

 5/02/94          $10,000          $10,000
 6/30/94            9,628            9,552
 6/30/95           10,749           11,473
 6/30/96           14,450           14,214
 6/30/97           18,305           16,534
 6/30/98           20,902           19,264
 6/30/99           20,754           19,553
 6/30/00           28,440           22,353
 6/30/01           26,639           22,500

Average Annual Total Return

                       Small Cap                   Lipper Variable Mid
                        Series     Russell 2000   Cap Core Fund Average
       6 Months          -3.9%         6.9%              -1.7%
         1 Year          -6.3          0.7               -3.9
        3 Years           8.4          5.3                9.6
        5 Years          13.0          9.6               11.0
Since Inception          14.7         12.0                n/a

The total non-annualized return of the Class E shares from their May 1, 2001 inception date through June 30, 2001 was 4.0%.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
LOOMIS SAYLES SMALL CAP SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--98.7% OF TOTAL NET ASSETS


                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         AEROSPACE & DEFENSE--1.9%
  91,700 AAR Corp................................................   $  1,568,070
  28,000 Alliant Techsystems, Inc................................      2,517,200
  72,200 Ametek Aerospace Products, Inc..........................      2,205,710
  16,000 Ladish, Inc.............................................        213,920
  42,700 Mercury Computer Systems, Inc...........................      2,113,650
                                                                    ------------
                                                                       8,618,550
                                                                    ------------

         AIR TRAVEL--0.7%
 158,200 Airtran Holdings, Inc...................................      1,661,100
  52,200 Atlantic Coast Airlines Holdings(b).....................      1,565,478
                                                                    ------------
                                                                       3,226,578
                                                                    ------------

         APPAREL & TEXTILES--1.2%
  71,000 Fossil, Inc.............................................      1,473,250
  46,800 Liz Claiborne, Inc......................................      2,361,060
  89,500 Russell Corp............................................      1,520,605
                                                                    ------------
                                                                       5,354,915
                                                                    ------------

         AUTO PARTS--0.6%
  51,500 Gentex Corp. (b)........................................      1,435,305
  39,200 Lear Corp.(b)...........................................      1,368,080
                                                                    ------------
                                                                       2,803,385
                                                                    ------------

         BANKS--6.3%
  31,500 Astoria Financial Corp..................................      1,732,500
  83,000 Boston Private Financial Holdings, Inc..................      1,859,200
  46,000 City National Corp......................................      2,037,340
 143,700 Colonial Bancgroup, Inc.................................      2,066,406
  64,812 Commercial Federal Corp.................................      1,497,157
  49,500 Downey Financial Corp...................................      2,339,370
  91,400 East West Bancorp, Inc.(b)..............................      2,467,800
  78,500 First Midwest Bancorp, Inc..............................      2,421,725
  23,600 Investors Financial Services Corp.......................      1,581,200
  39,900 Mississippi Valley Bankshares, Inc......................      1,592,010
 132,500 New York Community Bancorp, Inc.........................      4,988,625
 153,300 Republic Bancorp, Inc...................................      2,130,870
  26,600 Wilmington Trust Corp...................................      1,666,490
                                                                    ------------
                                                                      28,380,693
                                                                    ------------

         BUILDING & CONSTRUCTION--0.6%
  81,800 Crane Co................................................      2,535,800
                                                                    ------------

         BUSINESS SERVICES--5.3%
  30,800 Arbitron, Inc...........................................        742,280
  75,975 ChoicePoint, Inc........................................      3,194,749
  65,900 Corporate Executive Board Co............................      2,767,800
 132,000 Global Payments, Inc....................................      3,973,200
  47,100 HON Industries, Inc.....................................      1,140,762
 134,500 Pegasus Systems, Inc.(b)................................      1,553,475

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         BUSINESS SERVICES--(CONTINUED)
 147,200 R. H. Donnelley Corp....................................   $  4,710,400
  76,900 Tetra Technologies, Inc.................................      2,091,680
 134,600 Viad Corp...............................................      3,553,440
                                                                    ------------
                                                                      23,727,786
                                                                    ------------

         CHEMICALS--3.9%
  24,000 Cambrex Corp............................................      1,213,920
  87,700 Cytec Industries, Inc...................................      3,332,600
 122,500 Ferro Corp..............................................      2,671,725
  66,800 Olin Corp...............................................      1,134,932
 275,500 Omnova Solutions, Inc...................................      2,005,640
  90,900 Spartech Corp...........................................      2,195,235
  63,800 The Scotts Company......................................      2,644,510
  64,500 Valspar Corp............................................      2,289,750
                                                                    ------------
                                                                      17,488,312
                                                                    ------------

         COMMUNICATION SERVICES--6.5%
 100,100 A.H. Belo Corp..........................................      1,885,884
 111,100 ADVO, Inc...............................................      3,794,065
  48,000 Commonwealth Telephone Enterprises, Inc.................      2,028,000
  28,600 EW Scripps Co...........................................      1,973,400
  51,600 Entercom Communications Corp............................      2,766,276
  71,500 Harte Hanks, Inc........................................      1,770,340
  33,200 Houghton Mifflin Co.....................................      1,989,676
  93,500 John Wiley & Son........................................      2,211,275
  32,500 Leap Wireless International, Inc........................        984,750
  58,550 Macrovision Corp........................................      4,010,675
  91,200 Radio One, Inc. (Class D)...............................      2,010,960
 100,300 Westwood One, Inc.......................................      3,696,055
                                                                    ------------
                                                                      29,121,356
                                                                    ------------

         COMMUNICATIONS--1.0%
  50,900 Atwood Oceanics, Inc....................................      1,786,590
 125,500 Global Industries, Inc..................................      1,564,985
  21,500 Hydril Co...............................................        489,555
  78,000 Key Energy Services, Inc................................        845,520
                                                                    ------------
                                                                       4,686,650
                                                                    ------------

         COMPUTERS & BUSINESS EQUIPMENT--9.4%
  61,100 Adtran, Inc.............................................      1,252,550
 128,500 Advanced Digital Information Corp.......................      2,223,050
 128,100 Advanced Fibre Communications(b)........................      2,690,100
  26,700 Astropower, Inc.........................................      1,392,138
  34,700 Brooks Automation, Inc..................................      1,599,670
  26,700 Cabot Microelectronics Corp.............................      1,655,400
 101,000 Cirrus Logic, Inc.......................................      2,326,030
 101,200 Commscope, Inc..........................................      2,378,200
  83,500 Cree, Inc.(b)...........................................      2,183,107
  74,800 Cymer, Inc..............................................      1,891,692

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
LOOMIS SAYLES SMALL CAP SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
  68,400 Emcore Corp.............................................   $  2,103,300
  82,700 Emulex Corp.............................................      3,341,080
 135,400 Finisar Corp............................................      2,529,272
  73,900 Marvell Technology Group, Ltd...........................      1,987,910
 321,500 Maxtor Corp.............................................      1,687,875
  22,800 Metro One Telecomm, Inc.................................      1,479,036
  35,600 Microsemi Corp.(b)......................................      2,527,600
  39,100 Pixelworks, Inc.(b).....................................      1,397,434
  70,500 Sandisk Corp.(b)........................................      1,966,245
  51,050 Ulticom, Inc............................................      1,725,490
  45,500 Varian Semiconductor Equipment, Inc.....................      1,911,000
                                                                    ------------
                                                                      42,248,179
                                                                    ------------

         CONGLOMERATES--0.2%
  51,600 Phoenix Cos, Inc........................................        959,760
                                                                    ------------

         CONSTRUCTION MATERIALS--0.4%
  57,900 Hanover Compressor Co...................................      1,915,911
                                                                    ------------

         DOMESTIC OIL--0.5%
  19,700 HS Resources, Inc.(b)...................................      1,276,560
  28,400 Spinnaker Exploration Co................................      1,132,024
                                                                    ------------
                                                                       2,408,584
                                                                    ------------

         DRUGS & HEALTH CARE--13.9%
  38,300 Abgenix, Inc............................................      1,723,500
  33,350 AdvancePCS..............................................      2,136,068
  38,000 Alkermes, Inc...........................................      1,333,800
  20,600 Arena Pharmaceuticals, Inc..............................        628,094
  17,400 Aviron(b)...............................................        991,800
  34,650 Barr Laboratories, Inc..................................      2,439,706
  95,600 Beckman Coulter, Inc....................................      3,900,480
  15,500 Cima Laboratories, Inc..................................      1,216,750
  30,600 DVI, Inc.(b)............................................        538,560
  58,050 Exelixis, Inc...........................................      1,101,209
  53,800 Henry Schein, Inc.......................................      2,057,850
 150,400 Hooper Holmes, Inc......................................      1,541,600
  98,800 IDEXX Laboratories, Inc.................................      3,087,500
  96,300 Manor Care, Inc.........................................      3,057,525
  64,000 Maximus, Inc............................................      2,565,760
  61,900 Medicis Pharmaceutical Corp.............................      3,280,700
  43,600 MiniMed, Inc............................................      2,092,800
  26,700 Myriad Genetics, Inc....................................      1,690,641
  19,000 OSI Pharmaceuticals, Inc................................        999,210
 115,500 Omnicare, Inc...........................................      2,333,100
  55,900 Patterson Dental Co.....................................      1,844,700
  41,200 Pharmaceutical Product Development, Inc.(b).............      1,257,012
  36,200 Renal Care Group, Inc...................................      1,190,618
  43,300 Scios, Inc..............................................      1,082,933
 173,100 Steris Corp.............................................      3,470,655
 130,900 Sybron Dental Specialties...............................      2,682,141

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         DRUGS & HEALTH CARE--(CONTINUED)
  29,300 Tanox, Inc..............................................   $    924,415
  32,700 Trimeris, Inc...........................................      1,637,289
 154,600 Tularik, Inc............................................      3,993,318
  31,400 Varian Medical Systems, Inc.............................      2,245,100
 130,700 Vascular Solutions, Inc.................................      1,080,889
  74,100 Ventana Medical Systems, Inc............................      2,334,150
                                                                    ------------
                                                                      62,459,873
                                                                    ------------

         ELECTRIC UTILITIES--1.8%
  84,400 Alliant Corp............................................      2,460,260
 138,100 Energy East Corp........................................      2,887,671
  38,800 MDU Resources Group, Inc................................      1,227,632
  32,700 NSTAR...................................................      1,391,712
                                                                    ------------
                                                                       7,967,275
                                                                    ------------

         ELECTRICAL EQUIPMENT--2.8%
  55,050 C&D Technologies, Inc...................................      1,706,550
  64,600 CTS Corp................................................      1,324,300
  86,800 National Service Industries, Inc........................      1,959,076
  47,900 Plexus Corp.............................................      1,580,700
  12,900 SPX Corp................................................      1,614,822
 131,100 Sensormatic Electronics Corp............................      2,228,700
  83,700 Technitrol, Inc.........................................      2,176,200
                                                                    ------------
                                                                      12,590,348
                                                                    ------------

         ELECTRONICS--1.7%
  47,600 Active Power, Inc.......................................        793,968
 104,600 DSP Group, Inc.(b)......................................      2,243,670
  36,200 Exar Corp...............................................        715,312
  49,200 Fuelcell Energy, Inc....................................      1,136,028
  43,900 Harman International Industries, Inc....................      1,672,151
  31,800 Intermagnetics General Corp.............................      1,030,320
                                                                    ------------
                                                                       7,591,449
                                                                    ------------

         FINANCIAL SERVICES--3.6%
  21,100 Affiliated Managers Group, Inc..........................      1,297,650
  83,100 Allied Capital Corp.....................................      1,923,765
  89,400 American Capital Strategies, Ltd........................      2,508,564
  18,400 Americredit Corp........................................        955,880
 101,200 Federated Investors, Inc. (Class B).....................      3,258,640
  31,900 Heller Financial, Inc...................................      1,276,000
  28,600 Investment Technology Group, Inc........................      1,438,294
  39,800 Jeffries Group, Inc.....................................      1,289,520
  68,475 Metris Cos., Inc........................................      2,308,292
                                                                    ------------
                                                                      16,256,605
                                                                    ------------

         FOOD & BEVERAGES--2.1%
  90,800 Corn Products International, Inc........................      2,905,600
 145,300 Earthgrains Co..........................................      3,777,800
 111,400 Hormel Foods Corp.......................................      2,711,476
                                                                    ------------
                                                                       9,394,876
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
LOOMIS SAYLES SMALL CAP SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         GAS & PIPELINE UTILITIES--2.0%
  75,200 AGLl Resources, Inc.....................................   $  1,786,000
  54,800 American State Water Co.................................      1,863,200
  47,900 New Jersey Resources Corp...............................      2,165,080
 143,600 Vectren Corp............................................      2,972,520
                                                                    ------------
                                                                       8,786,800
                                                                    ------------

         HOTELS & RESTAURANTS--1.7%
  89,400 AFC Enterprises, Inc....................................      1,712,010
  55,300 Darden Restaurants, Inc.................................      1,542,870
  79,200 Sonic Corp..............................................      2,513,016
  57,825 The Cheesecake Factory..................................      1,636,448
                                                                    ------------
                                                                       7,404,344
                                                                    ------------

         HOUSEHOLD APPLIANCES & HOME FURNISHINGS--2.1%
  90,509 D.R. Horton, Inc........................................      2,054,554
  96,100 Furniture Brands International, Inc.....................      2,690,800
 131,100 Mohawk Industries, Inc..................................      4,614,720
                                                                    ------------
                                                                       9,360,074
                                                                    ------------

         INDUSTRIAL MACHINERY--2.5%
  52,300 AptarGroup, Inc.........................................      1,696,089
  30,000 Cuno, Inc...............................................        900,000
  71,600 Flowserve Corp.(b)......................................      2,201,700
  81,600 Mueller Industries, Inc.................................      2,685,456
  51,200 Oshkosh Truck Corp......................................      2,265,600
  61,000 Reliance Steel & Aluminum Co............................      1,540,250
                                                                    ------------
                                                                      11,289,095
                                                                    ------------

         INSURANCE--3.7%
  78,100 American Financial Group, Inc...........................      2,366,430
  79,100 Amerus Group Co.........................................      2,805,677
  57,000 Annuity And Life Re (Holdings), Ltd.....................      2,037,750
  74,200 Arthur J. Gallagher & Co................................      1,929,200
 121,100 First American Financial Corp...........................      2,293,634
  63,800 HCC Insurance Holdings, Inc.............................      1,563,100
  42,500 Old Republic International Corp.........................      1,232,500
  66,600 Protective Life Corp....................................      2,289,042
                                                                    ------------
                                                                      16,517,333
                                                                    ------------

         MINING--1.1%
  50,100 Penn Virginia Corp......................................      1,648,290
  34,000 Quanex Corp.............................................        880,600
  36,000 Shaw Group, Inc.........................................      1,443,600
  86,600 Worthington Industries, Inc.............................      1,177,760
                                                                    ------------
                                                                       5,150,250
                                                                    ------------

         PAPER & FOREST--0.6%
  75,300 Boise Cascade Corp......................................      2,648,301
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         PETROLEUM SERVICES--1.0%
 166,800 Veritas DGC, Inc. (ADR).................................   $  4,628,700
                                                                    ------------

         RAILROADS & EQUIPMENT--0.8%
  47,100 GATX Corp...............................................      1,888,710
  53,500 US Freightways Corp.....................................      1,578,250
                                                                    ------------
                                                                       3,466,960
                                                                    ------------

         REAL ESTATE INVESTMENT TRUST--3.1%
   3,700 Bedford Property Investments, Inc.(b)...................         77,515
  66,800 CarrAmerica Realty Corp.................................      2,037,400
  70,300 Glimcher Realty Trust...................................      1,258,370
  97,400 Liberty Property Trust..................................      2,883,040
  87,900 Meristar Hospitality Corp...............................      2,087,625
  82,900 Pinnacle Holdings, Inc..................................        498,229
  80,300 Prentiss Properties Trust...............................      2,111,890
 119,200 Reckson Associates Realty Corp..........................      2,741,600
                                                                    ------------
                                                                      13,695,669
                                                                    ------------

         RETAIL--5.9%
  56,000 Ann Taylor Stores Corp.(b)..............................      2,004,800
  40,800 Bebe Stores, Inc........................................      1,189,728
 185,200 Casey's General Stores, Inc.............................      2,407,600
 232,500 Charming Shoppes, Inc...................................      1,395,000
  53,000 Cole National Corp......................................        781,750
  37,500 Hughes Supply, Inc......................................        886,875
  46,600 Linens'n Things, Inc....................................      1,273,112
  54,300 Men's Wearhouse, Inc....................................      1,498,680
  35,900 Michaels Stores, Inc....................................      1,471,900
  72,200 O'Reilly Automotive, Inc................................      2,072,140
  72,500 Pacific Sunwear of California(b)........................      1,626,175
 147,400 Pier 1 Imports, Inc.....................................      1,695,100
 103,300 Ross Stores, Inc........................................      2,474,035
  67,400 Ruddick Corp............................................      1,142,430
  53,900 School Specialty, Inc...................................      1,393,315
  60,100 Too, Inc................................................      1,646,740
  38,700 Zale Corp...............................................      1,304,190
                                                                    ------------
                                                                      26,263,570
                                                                    ------------

         SEMICONDUCTORS--0.2%
  34,800 TriQuint Semiconductor, Inc.............................        783,000
                                                                    ------------

         SOFTWARE--9.6%
  97,500 Actuate Corp............................................        931,125
  85,200 Aspen Technology, Inc.(b)...............................      2,061,840
  41,200 Black Box Corp..........................................      2,775,232
  54,000 Echelon Corp............................................      1,661,040
 101,300 Electronics For Imaging, Inc............................      2,988,350
  34,800 Expedia, Inc.(b)........................................      1,621,680
  86,200 Informatica Corp........................................      1,496,432
 349,900 Informix Corp.(b).......................................      2,043,416

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
LOOMIS SAYLES SMALL CAP SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         SOFTWARE--(CONTINUED)
  41,300 Internet Security Systems, Inc..........................   $  2,005,528
  66,250 Intranet Solutions, Inc.................................      2,520,813
 120,800 Legato Systems, Inc.(b).................................      1,926,760
  57,000 MSC Software Corp.......................................      1,068,750
  74,450 Manhattan Associates, Inc...............................      2,959,387
  44,100 Manugistics Group, Inc..................................      1,106,910
  59,800 Matrixone, Inc..........................................      1,386,762
  27,100 Mercury Interactive Corp................................      1,623,290
  48,000 National Instruments Corp...............................      1,552,600
  55,600 Priority Healthcare Corp. (Class B).....................      1,572,368
  84,400 Progress Software Corp..................................      1,367,280
  26,600 Proquest Co.............................................        824,600
  90,800 Sungard Data Systems, Inc...............................      2,724,908
  33,000 THQ, Inc.(b)............................................      1,967,790
 124,200 Transaction Systems Architects, Inc.(b).................      1,769,850
  26,700 Travelocity.com, Inc.(b)................................        838,415
                                                                    ------------
                                                                      42,800,126
                                                                    ------------
         Total Common Stocks (Identified Cost $384,951,997)......    442,531,107
                                                                    ------------

SHORT TERM INVESTMENT--2.7%

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             COMMERCIAL PAPER--2.7%
 $11,991,000 Citigroup, Inc. 4.080%, 07/02/01                      $ 11,989,641
                                                                   ------------
             Total Short Term Investment (Identified Cost
              $11,989,641)......................................     11,989,641
                                                                   ------------
             (a) Total Investments--101.4% (Identified Cost
              $396,941,638)(a)..................................    454,520,748
             Other assets less liabilities                          (6,434,548)
                                                                   ------------
             Total Net Assets--100%.............................   $448,086,200
                                                                   ============

(a) Federal Tax Information:
    At June 30, 2001 the net unrealized appreciation on investments based on cost of $396,941,638 for federal income tax purposes was as follows:

 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost................  $ 73,968,945
 Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value................   (16,389,835)
                                                                   ------------
 Net unrealized appreciation.....................................  $ 57,579,110
                                                                   ============

(b) Non-income producing security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
LOOMIS SAYLES SMALL CAP SERIES

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)


LOOMIS SAYLES SMALL CAP SERIES

ASSETS
 Investments at value................................             $454,520,748
 Cash................................................                      754
 Receivable for:
  Securities sold....................................                  759,425
  Fund shares sold...................................                  627,289
  Dividends and interest.............................                  315,731
                                                                  ------------
   Total Assets......................................              456,223,947
LIABILITIES
 Payable for:
  Fund shares redeemed...............................  $1,004,769
  Securities purchased...............................   6,754,898
 Accrued expenses:
  Management fees....................................     322,882
  Deferred trustees fees.............................      13,678
  Other expenses.....................................      41,520
                                                       ----------
   Total Liabilities.................................                8,137,747
                                                                  ------------
NET ASSETS...........................................             $448,086,200
                                                                  ============
 Net assets consist of:
  Capital paid in....................................             $408,458,931
  Undistributed net investment income................                  201,659
  Accumulated net realized gains (losses)............              (18,153,500)
  Unrealized appreciation (depreciation) on
   investments.......................................               57,579,110
                                                                  ------------
NET ASSETS...........................................             $448,086,200
                                                                  ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($448,075,874 divided by 2,399,543 shares of
 beneficial interest)................................             $     186.73
                                                                  ============
CLASS E
Net asset value and redemption price per share
 ($10,326 divided by 55 shares of beneficial
 interest)...........................................             $     186.50
                                                                  ============
Identified cost of investments.......................             $396,941,638
                                                                  ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

INVESTMENT
 INCOME
 Dividends...........................................             $  1,978,883
 Interest............................................                  587,114
                                                                  ------------
                                                                     2,565,997
EXPENSES
 Management fees.....................................  $1,959,872
 Trustees fees and expenses..........................      12,261
 Custodian...........................................      59,834
 Audit and tax services..............................      10,214
 Legal...............................................       4,479
 Printing............................................      28,474
 Insurance...........................................       2,879
 Miscellaneous.......................................       7,593
                                                       ----------
 Total expenses......................................                2,085,606
                                                                  ------------
NET INVESTMENT INCOME................................                  480,391
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net....................................              (15,816,248)
Unrealized appreciation (depreciation) on:
 Investments--net....................................               (4,850,540)
                                                                  ------------
Net gain (loss)......................................              (20,666,788)
                                                                  ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..........................................             ($20,186,397)
                                                                  ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
LOOMIS SAYLES SMALL CAP SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $    480,391   $    981,341
 Net realized gain (loss).......................     (15,816,248)    31,599,531
 Unrealized appreciation (depreciation).........      (4,850,540)   (20,893,853)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................     (20,186,397)    11,687,019
                                                    ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
  Class A.......................................      (1,209,242)       (10,584)
  Class E.......................................               0              0
                                                    ------------   ------------
                                                      (1,209,242)       (10,584)
                                                    ------------   ------------
 Net realized gain
  Class A.......................................     (31,241,788)    (3,937,402)
  Class E.......................................               0              0
                                                    ------------   ------------
                                                     (31,241,788)    (3,937,402)
                                                    ------------   ------------
 TOTAL DISTRIBUTIONS............................     (32,451,030)    (3,947,986)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................      14,285,090    156,381,576
                                                    ------------   ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........     (38,352,337)   164,120,609
NET ASSETS
 Beginning of the period........................     486,438,537    322,317,928
                                                    ------------   ------------
 End of the period..............................    $448,086,200   $486,438,537
                                                    ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $    201,659   $    930,510
                                                    ============   ============

OTHER INFORMATION:

CAPITAL SHARES

 At June 30, 2001 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                SIX MONTHS ENDED            YEAR ENDED
                                 JUNE 30, 2001           DECEMBER 31, 2000
                             -----------------------  ------------------------
                              SHARES         $         SHARES          $
                             ---------  ------------  ---------  -------------
CLASS A
 Sales......................   345,596  $ 65,345,354  1,274,361  $ 276,982,420
 Reinvestments..............   188,013    32,451,030     18,953      3,947,986
 Redemptions................  (445,886)  (83,521,294)  (579,287)  (124,548,830)
                             ---------  ------------  ---------  -------------
 Net increase (decrease)....    87,723  $ 14,275,090    714,027  $ 156,381,576
                             =========  ============  =========  =============
CLASS E
 Sales......................        55  $     10,000          0  $           0
 Reinvestments..............         0             0          0              0
 Redemptions................         0             0          0              0
                             ---------  ------------  ---------  -------------
 Net increase (decrease)....        55        10,000          0  $           0
                             =========  ============  =========  =============
 Increase (decrease) in net
  assets from capital share
  transactions..............    87,778  $ 14,285,090    714,027  $ 156,381,576
                             =========  ============  =========  =============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
LOOMIS SAYLES SMALL CAP SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                 CLASS A                                     CLASS E
                          -------------------------------------------------------------  ---------------
                          SIX MONTHS                                                     MAY 1, 2001 (A)
                            ENDED                 YEAR ENDED DECEMBER 31,                    THROUGH
                           JUNE 30,     -----------------------------------------------     JUNE 30,
                             2001          2000      1999      1998      1997     1996         2001
                          ----------    --------  --------  --------  --------  -------  ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 210.41     $ 201.73  $ 153.52  $ 158.92  $ 144.29  $118.80      $179.40
                           --------     --------  --------  --------  --------  -------      -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       0.21         0.42      0.51      1.24      1.22     1.05         0.00
 Net realized and
  unrealized gain (loss)
  on investments........      (9.67)       10.13     48.23     (4.01)    34.11    35.03         7.10
                           --------     --------  --------  --------  --------  -------      -------
 Total from investment
  operations............      (9.46)       10.55     48.74     (2.77)    35.33    36.08         7.10
                           --------     --------  --------  --------  --------  -------      -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (0.53)       (0.01)    (0.53)    (1.24)    (1.21)   (1.03)        0.00
 Distributions from net
  realized capital
  gains.................     (13.69)       (1.86)     0.00     (1.32)   (19.49)   (9.56)        0.00
 Distributions in excess
  of net realized
  capital gains.........       0.00         0.00      0.00     (0.07)     0.00     0.00         0.00
                           --------     --------  --------  --------  --------  -------      -------
Total Distributions.....     (14.22)       (1.87)    (0.53)    (2.63)   (20.70)  (10.59)        0.00
                           --------     --------  --------  --------  --------  -------      -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 186.73     $ 210.41  $ 201.73  $ 153.52  $ 158.92  $144.29      $186.50
                           ========     ========  ========  ========  ========  =======      =======
TOTAL RETURN (%)........       (3.9)(b)      5.2      31.8      (1.7)     24.9     30.7          4.0 (b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........       0.96 (c)     0.96      1.00      1.00      1.00     1.00         1.11 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)[d]......        --          0.95       --        --        --       --           --
Ratio of net investment
 income to average net
 assets (%).............       0.22 (c)     0.22      0.34      0.88      0.97     1.15         0.00 (c)
Portfolio turnover rate
 (%)....................         62 (c)      148       146       111        87       62           62 (c)
Net assets, end of
 period (000)...........   $448,076     $486,439  $322,318  $238,589  $200,105  $89,194      $    10
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........        --          0.95      1.10      1.10      1.14     1.29          --

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

MFS INVESTORS TRUST SERIES
PORTFOLIO MANAGERS: JOHN D. LAUPHEIMER AND MITCHELL D. DYNAN
MASSACHUSETTS FINANCIAL SERVICES COMPANY



[PHOTO OF JOHN D. LAUPHEIMER]

[PHOTO OF MITCHELL D. DYNAN]
Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: For the six months ended June 30, 2001, the MFS Investors Trust Series pro-vided a total return of -10.5%. These returns compare to a -6.7% return during the same period for the Standard & Poor's 500 Composite Index/10/ and the -1.3% return of the Lipper Variable Insurance Products Large Value Fund Average/5/.

Q: GIVEN THE INVESTMENT AND MARKET ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS?

A: While broad market conditions continued to be marked by poor investor confi-dence and general uncertainty about corporate earnings, the primary reason the portfolio lagged the S&P 500 was our significant exposure to energy stocks. De-spite our long-term conviction regarding the future prospects of energy stocks, many of the natural gas, oil services, and electric utilities stocks that per-formed well for the portfolio in the early part of the year have come under pressure in recent months due to concerns about stock valuations and increased oil reserves, which could lead to lower prices. We believe oil prices will re-main near historically high levels, providing support to capital spending, cor-porate earnings, and profit margins.

Although the health care sector has posted mixed results in recent weeks, we've maintained our favorable outlook on many of these stocks. Early in the year, our holdings in the sector fared well amid persistent investor nervousness and market weakness. In recent months, however, investors have taken some profits in pharmaceutical stocks due to valuation and earnings concerns. We saw this as an opportunity and have increased several positions across a broad range of pharmaceutical stocks. We're optimistic that these companies could generate at-tractive earnings growth relative to the rest of the equity market.

We've also continued to see opportunities in companies with diversified revenue streams and dominant industry positions that we believe could further benefit when the economy recovers. Examples include holdings such as General Electric and United Technologies. Finally, while the portfolio remained underweighted in technology stocks relative to its benchmark, we added to a few high-quality names such as Microsoft and IBM that we believe exhibit high or improving re-turns on capital, that are increasing market share, and that are selling at reasonable valuations.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: There has been a lot of negative news for investors to worry about recently, but we believe there are still pockets of strength in the market, and fundamen-tals suggest that many companies could rebound later this year once the recent inventory excess is worked through. While it may take a little while before we see the positive effects of inventory reduction, interest rate cuts, and tax cuts, we think these are all powerful factors that could set the stage for a recovery in the economy and in investor sentiment toward the end of the year.

                                       [CHECKMARK]
                                       MFS INVESTORS TRUST SERIES

                                       Fund Facts
                                       MFS Investors Series

                                       Goal: Reasonable current income and
                                       long-term growth of capital and income.

                                       Start date: April 30, 1999

                                       Size: $21 million as of June 30, 2001

                                       Managers: John Laupheimer and Mitchell
                                       Dynan have managed the Series since its
                                       inception.

[GRAPH APPEARS HERE]
                    MFS INVESTORS
                    TRUST SERIES      S&P 500
1        4/30/99       10,000         10,000
2        6/30/99       10,230         10,306
3      6/30/2000       10,343         11,053
4      6/30/2001        9,186          9,414
AVERAGE ANNUAL TOTAL RETURN

                                                  LIPPER VARIABLE
                    INVESTORS TRUST               LARGE CAP VALUE
                        SERIES         S&P 500       AVERAGE
6 Months                -10.5%           -6.7%        -1.3%
1 Year                  -11.2           -14.8          5.7
Since Inception          -3.8            -2.8          n/a

The total non-annualized return of the Class E shares from their May 1, 2001 inception date through June 30, 2001 was -4.6%.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
MFS INVESTORS TRUST SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--97.2% OF TOTAL NET ASSETS

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

          AEROSPACE & DEFENSE--2.9%
    3,410 Boeing Co..............................................   $    189,596
      870 General Dynamics Corp..................................         67,695
    4,810 United Technologies Corp...............................        352,380
                                                                    ------------
                                                                         609,671
                                                                    ------------

          ALUMINUM--0.9%
    4,950 Alcoa, Inc.............................................        195,030
                                                                    ------------

          AUTOMOBILES--0.2%
      730 Harley Davidson, Inc...................................         34,368
                                                                    ------------

          BANKS--4.4%
    2,250 Bank of America Corp...................................        135,068
      550 Bank of New York Co., Inc..............................         26,400
    5,393 Citigroup, Inc.........................................        284,966
    2,040 Comerica, Inc..........................................        117,504
      660 FleetBoston Financial Corp.............................         26,037
    2,490 US Bancorp.............................................         56,747
    5,470 Wells Fargo & Co.......................................        253,972
                                                                    ------------
                                                                         900,694
                                                                    ------------

          BUSINESS SERVICES--2.6%
    4,770 Automatic Data Processing, Inc.........................        237,069
      750 Concord EFS, Inc.(b)...................................         39,007
    3,520 First Data Corp........................................        226,160
    1,270 IMS Health, Inc........................................         36,195
                                                                    ------------
                                                                         538,431
                                                                    ------------

          CHEMICALS--0.6%
      380 Dow Chemical Co........................................         12,635
      710 E.I. Du Pont de Nemours................................         34,250
    1,130 Praxair, Inc...........................................         53,110
    1,060 Rohm & Haas Co.........................................         34,874
                                                                    ------------
                                                                         134,869
                                                                    ------------

          COMMUNICATION SERVICES--5.5%
    3,050 AOL Time Warner, Inc...................................        161,650
    3,960 AT&T Corp..............................................         87,120
      650 Alltel Corp............................................         39,819
    1,070 BCE, Inc...............................................         28,141
    1,950 Clear Channel Communications(b)........................        122,265
      380 Comcast Corp...........................................         16,492
    2,880 Gannett, Inc...........................................        189,792
    1,570 Reuters Group, Plc. (ADR)..............................        122,067
    1,533 SBC Communications, Inc................................         61,412
    5,777 Viacom, Inc. (Class B)(b)..............................        298,960
                                                                    ------------
                                                                       1,127,718
                                                                    ------------

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

          COMPUTERS & BUSINESS EQUIPMENT--8.5%
    1,510 Advanced Micro Devices, Inc.(b)........................   $     43,609
      710 American Tower Corp....................................         14,676
    3,310 Analog Devices, Inc....................................        143,157
    3,230 Cabletron Systems, Inc.................................         73,806
      620 Ciena Corp.............................................         23,560
    6,590 Cisco Systems, Inc.(b).................................        119,938
    1,870 Compaq Computer Corp...................................         28,966
    3,540 Dell Computer Corp.(b).................................         92,571
    5,860 EMC Corp.(b)...........................................        170,233
      920 Hewlett Packard Co.....................................         26,312
    4,320 International Business Machines Corp...................        488,160
    2,540 JDS Uniphase Corp......................................         32,385
      220 Linear Technology Corp.................................          9,728
    5,690 Motorola, Inc..........................................         94,226
    6,490 Nokia Corp. (ADR)......................................        143,040
   11,050 Sun Microsystems, Inc..................................        173,706
    2,440 Texas Instruments, Inc.................................         76,860
      150 Xilinx, Inc.(b)........................................          6,186
                                                                    ------------
                                                                       1,761,119
                                                                    ------------

          CONGLOMERATES--5.1%
   16,660 General Electric Co....................................        812,175
    4,290 Tyco International, Ltd................................        233,805
                                                                    ------------
                                                                       1,045,980
                                                                    ------------

          COSMETICS & TOILETRIES--0.2%
    1,460 Gillette Co............................................         42,325
                                                                    ------------

          DOMESTIC OIL--8.0%
      880 Apache Corp............................................         44,660
    4,237 BP Amoco, Plc. (ADR)...................................        211,214
      760 Chevron Corp...........................................         68,780
    8,810 Conoco, Inc. (Class B).................................        254,609
      200 Devon Energy Corp......................................         10,500
    7,446 ExxonMobil Corp........................................        650,408
    2,080 Kerr-McGee Corp........................................        137,842
      660 Occidental Petroleum Corp..............................         17,549
      740 Royal Dutch Petroleum Co. (ADR)........................         43,120
    1,870 Schlumberger, Ltd......................................         98,456
    1,700 Total Fina S.A. (ADR)..................................        119,340
                                                                    ------------
                                                                       1,656,478
                                                                    ------------

          DRUGS & HEALTH CARE--13.2%
    1,260 Abbott Laboratories....................................         60,493
    1,170 Allergan, Inc..........................................        100,035
    6,410 American Home Products Corp............................        374,600
    5,530 Applera Corp...........................................        147,927
    2,410 Bristol-Myers Squibb Co................................        126,043
    2,055 Cardinal Health, Inc...................................        141,795

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS INVESTORS TRUST SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

          DRUGS & HEALTH CARE--(CONTINUED)
    4,320 Eli Lilly & Co.........................................   $    319,680
    6,030 Guidant Corp.(b).......................................        217,080
    3,050 HCA Healthcare Co......................................        137,830
    1,310 Johnson & Johnson......................................         65,500
      370 Merck & Co., Inc.......................................         23,647
   12,907 Pfizer, Inc............................................        516,925
    5,730 Pharmacia Corp.........................................        263,293
    5,240 Schering-Plough Corp...................................        189,898
      890 UnitedHealth Group, Inc................................         54,958
                                                                    ------------
                                                                       2,739,704
                                                                    ------------

          ELECTRIC UTILITIES--3.1%
      510 AES Corp...............................................         21,956
      750 Calpine Corp.(b).......................................         28,350
    1,880 Dominion Resources, Inc................................        113,044
    2,940 Duke Energy Co.........................................        114,689
      630 Dynegy, Inc............................................         29,295
    4,775 Exelon Corp............................................        306,173
      470 TXU Corp...............................................         23,089
                                                                    ------------
                                                                         636,596
                                                                    ------------

          ELECTRONICS--1.0%
      770 Flextronics International, Ltd.........................         20,105
    6,280 Intel Corp.............................................        183,690
                                                                    ------------
                                                                         203,795
                                                                    ------------

          FINANCIAL SERVICES--7.8%
      960 American Express Co....................................         37,248
      460 Capital One Financial Corp.............................         27,600
    9,410 Federal Home Loan Mortgage Corp........................        658,700
    3,220 Federal National Mortgage Association..................        274,183
      925 Hartford Financial Services Group, Inc.................         63,270
      510 J.P. Morgan Chase & Co.................................         22,746
       40 Lehman Brothers Holdings, Inc..........................          3,076
    1,790 Merrill Lynch & Co., Inc...............................        106,058
      360 Morgan Stanley Dean Witter & Co........................         23,123
    1,960 PNC Financial Services Group, Inc......................        128,948
    5,480 State Street Corp......................................        271,205
                                                                    ------------
                                                                       1,616,157
                                                                    ------------

          FOOD & BEVERAGES--1.1%
    1,180 Anheuser Busch Cos., Inc...............................         48,616
      570 Coca Cola Co...........................................         25,650
    1,020 PepsiCo, Inc...........................................         45,084
    1,220 Quaker Oats Co.........................................        111,325
                                                                    ------------
                                                                         230,675
                                                                    ------------

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

          FOREIGN CORPORATE--5.0%
    3,720 Akzo Nobel NV, (EUR)...................................   $    157,626
   16,786 Diageo, Plc., (GBP)....................................        184,390
      100 Fast Retailing Co., Ltd., (JPY)........................         17,400
      870 ING Bank NV, (EUR).....................................         56,918
      850 Nestle S.A., (CHF).....................................        180,740
    4,560 Novartis AG, (CHF).....................................        165,114
      840 Royal Dutch Petroleum, (EUR)...........................         48,392
    1,920 Sanofi-Synthelabo S.A., (EUR)..........................        126,101
    1,498 Syngenta AG, (CHF).....................................         78,798
   12,174 Vodafone AirTouch, Plc., (GBP).........................         27,003
                                                                    ------------
                                                                       1,042,482
                                                                    ------------

          GAS & PIPELINE UTILITIES--1.8%
    1,995 El Paso Corp...........................................        104,817
    1,770 Enron Corp.............................................         86,730
    2,350 NiSource, Inc..........................................         64,226
    3,560 Williams Cos., Inc.....................................        117,302
                                                                    ------------
                                                                         373,075
                                                                    ------------

          HOUSEHOLD PRODUCTS--1.2%
    2,440 Colgate Palmolive Co...................................        143,936
    1,620 Procter & Gamble Co....................................        103,356
                                                                    ------------
                                                                         247,292
                                                                    ------------

          INDUSTRIAL MACHINERY--1.2%
    6,470 Deere & Co.............................................        244,890
                                                                    ------------

          INSURANCE--5.8%
    2,690 AFLAC, Inc.............................................         84,708
    4,495 American International Group, Inc......................        386,570
    3,720 CIGNA Corp.............................................        356,451
      620 Lincoln National Corp..................................         32,085
      370 Marsh & McLennan Cos., Inc.............................         37,370
    4,960 The St. Paul Cos., Inc.................................        251,422
    1,710 UnumProvident Corp.....................................         54,925
                                                                    ------------
                                                                       1,203,531
                                                                    ------------

          MINING--0.3%
      490 Minnesota Mining & Manufacturing Co....................         55,909
                                                                    ------------

          PETROLEUM SERVICES--1.0%
    4,600 Baker Hughes, Inc......................................        154,100
    1,350 Global Marine, Inc.(b).................................         25,150
      600 Transocean Sedco Forex, Inc............................         24,750
                                                                    ------------
                                                                         204,000
                                                                    ------------

          PUBLISHING--1.1%
    5,270 New York Times Co......................................        221,340
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS INVESTORS TRUST SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

          RETAIL--5.4%
    6,500 CVS Corp...............................................   $    250,900
      390 Home Depot, Inc........................................         18,155
   11,710 Safeway, Inc...........................................        562,080
      460 Sysco Corp.............................................         12,489
    4,360 The Kroger Co.(b)......................................        109,000
    3,310 Wal-Mart Stores, Inc...................................        161,528
                                                                    ------------
                                                                       1,114,152
                                                                    ------------

          SOFTWARE--4.5%
    1,100 Adobe Systems, Inc.....................................         51,700
      310 BEA Systems, Inc.......................................          9,520
    1,830 BMC Software, Inc.(b)..................................         41,248
      790 Check Point Software Technologies, Ltd. (ADR)..........         39,950
    6,450 Microsoft Corp.........................................        470,850
   11,520 Oracle Corp.(b)........................................        218,880
      110 VeriSign, Inc.(b)......................................          6,529
    1,270 Veritas Software Corp.(b)..............................         84,493
                                                                    ------------
                                                                         923,170
                                                                    ------------

          TELEPHONE--3.1%
    6,820 Qwest Communications International, Inc................        217,354
    5,840 Sprint Corp. (FON Group)...............................        124,742
    4,560 Sprint Corp. (PCS Group)(b)............................        110,124
    3,560 Verizon Communications.................................        190,460
                                                                    ------------
                                                                         642,680
                                                                    ------------

          TOBACCO--1.3%
    5,280 Philip Morris Cos., Inc................................        267,960
                                                                    ------------

          TRANSPORTATION--0.4%
    1,911 Canadian National Railway Co...........................         77,396
                                                                    ------------
          Total Common Stocks (Identified Cost $20,407,389)......     20,091,487
                                                                    ------------

SHORT TERM INVESTMENT--7.8%

    FACE                                                            VALUE (NOTE
   AMOUNT                                                               1A)
            DISCOUNT NOTES--7.8%
 $1,621,000 Federal Home Loan Bank 3.940%, 07/02/01..............   $ 1,620,823
                                                                    -----------
            Total Short Term Investment (Identified Cost
             $1,620,823).........................................     1,620,823
                                                                    -----------
            Total Investments--105.0% (Identified Cost
             $22,028,213)(a).....................................    21,712,310
            Other assets less liabilities........................   (1,034,921)
                                                                    -----------
            TOTAL NET ASSETS--100%...............................   $20,677,389
                                                                    ===========

(a)  Federal Tax Information:
     At June 30, 2001 the net unrealized depreciation on investments based on cost of $22,028,213 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost.................. $ 1,027,693
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..................  (1,343,596)
                                                                   -----------
Net unrealized depreciation....................................... $  (315,903)
                                                                   ===========

(b)  Non-income producing security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.
CHF--Swiss Franc
EUR--Euro Currency
GBP--Pound Sterling
JPY--Japanese Yen

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS INVESTORS TRUST SERIES

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)


ASSETS
 Investments at value..................................             $21,712,310
 Foreign cash at value
  (Identified cost $11,407)............................                  11,367
 Receivable for:
  Securities sold......................................                 240,540
  Fund shares sold.....................................                  97,880
  Dividends and interest...............................                  15,638
  Foreign taxes........................................                   1,508
  Due from Investment Adviser..........................                  11,934
                                                                    -----------
  Total Assets.........................................              22,091,177
LIABILITIES
 Payable for:
  Fund shares redeemed.................................  $  112,615
  Securities purchased.................................   1,256,938
  Due to custodian bank................................      15,655
  Withholding taxes....................................          61
 Accrued expenses:
  Management fees......................................       6,743
  Deferred trustees fees...............................       2,639
  Other expenses.......................................      19,137
                                                         ---------- -----------
  Total Liabilities....................................               1,413,788
                                                                    -----------
NET ASSETS.............................................             $20,677,389
                                                                    ===========
 Net assets consist of:
 Capital paid in.......................................             $22,678,828
 Undistributed net investment income...................                  23,397
 Accumulated net realized gains (losses)...............              (1,708,854)
 Unrealized appreciation (depreciation) on investments
  and foreign currency.................................                (315,982)
                                                                    -----------
NET ASSETS.............................................             $20,677,389
                                                                    ===========
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($20,677,294 divided by 2,267,402 shares of beneficial
 interest).............................................             $      9.12
                                                                    ===========
CLASS E
Net asset value and redemption price per share ($95
 divided by 10 shares of beneficial interest)..........             $      9.12
                                                                    ===========
Identified cost of investments.........................             $22,028,213
                                                                    ===========

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

INVESTMENT INCOME
 Dividends........................................              $   113,073 (a)
 Interest.........................................                   37,215
                                                                -----------
                                                                    150,288
EXPENSES
 Management fees.................................. $    70,407
 Trustees fees and expenses.......................       7,093
 Custodian........................................      35,018
 Audit and tax services...........................      10,214
 Legal............................................         276
 Printing.........................................       1,000
 Insurance........................................         126
 Miscellaneous....................................       3,195
                                                   -----------
 Total expenses before reductions.................     127,329
 Less expenses assumed by the investment adviser..     (42,841)      84,488
                                                   -----------  -----------
NET INVESTMENT INCOME.............................                   65,800
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.................................  (1,279,594)
 Foreign currency transactions--net...............     (22,397)  (1,301,991)
                                                   -----------
Unrealized appreciation (depreciation) on:
 Investments--net.................................    (905,985)
 Foreign currency transactions--net...............         (71)    (906,056)
                                                   -----------  -----------
Net gain (loss)...................................               (2,208,047)
                                                                -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................              ($2,142,247)
                                                                ===========

(a) Net of foreign taxes of $2,351

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS INVESTORS TRUST SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $    65,800    $    67,027
 Net realized gain (loss).......................     (1,301,991)      (178,651)
 Unrealized appreciation (depreciation).........       (906,056)       155,118
                                                    -----------    -----------
 Increase (decrease) in net assets from
  operations....................................     (2,142,247)        43,494
                                                    -----------    -----------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
  Class A.......................................        (84,659)        (6,760)
  Class E.......................................              0              0
                                                    -----------    -----------
 TOTAL DISTRIBUTIONS............................        (84,659)        (6,760)
                                                    -----------    -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................      4,481,901     11,544,429
                                                    -----------    -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........      2,254,995     11,581,163
NET ASSETS
 Beginning of the period........................     18,422,394      6,841,231
                                                    -----------    -----------
 End of the period..............................    $20,677,389    $18,422,394
                                                    ===========    ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $    23,397    $    42,256
                                                    ===========    ===========

OTHER INFORMATION:

CAPITAL SHARES

 At June 30, 2001 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                   SIX MONTHS ENDED          YEAR ENDED
                                     JUNE 30, 2001        DECEMBER 31, 2000
                                  --------------------  ----------------------
                                   SHARES       $        SHARES         $
                                  --------  ----------  ---------  -----------
CLASS A
 Sales...........................  837,950  $7,973,935  1,577,722  $16,097,354
 Reinvestments...................    9,103      84,659        659        6,760
 Redemptions..................... (379,641) (3,576,793)  (445,398)  (4,559,685)
                                  --------  ----------  ---------  -----------
 Net increase (decrease).........  467,412  $4,481,801  1,132,983  $11,544,429
                                  ========  ==========  =========  ===========
CLASS E
 Sales...........................       10  $      100          0  $         0
 Reinvestments...................        0           0          0            0
 Redemptions.....................        0           0          0            0
                                  --------  ----------  ---------  -----------
 Net increase (decrease).........       10  $      100          0  $         0
                                  ========  ==========  =========  ===========
 Increase (decrease) derived from
  capital share transactions.....  467,422  $4,481,901  1,132,983  $11,544,429
                                  ========  ==========  =========  ===========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS INVESTORS TRUST SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                           CLASS A                        CLASS E
                          -------------------------------------------- --------------
                                                                       MAY 1, 2001(A)
                          SIX MONTHS     YEAR ENDED  APRIL 30, 1999(A)    THROUGH
                          ENDED JUNE   DECEMBER 31, THROUGH DECEMBER 31,  JUNE 30,
                           30, 2001         2000           1999             2001
                          ----------   ------------ ------------------ --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 10.23        $ 10.26         $10.00           $9.56
                           -------        -------         ------           -----
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..      0.03           0.04           0.02            0.00
 Net realized and
  unrealized gain (loss)
  on investments........     (1.10)         (0.06)          0.26           (0.44)
                           -------        -------         ------           -----
 Total from investment
  operations............     (1.07)         (0.02)          0.28           (0.44)
                           -------        -------         ------           -----
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....     (0.04)         (0.01)         (0.02)           0.00
 Distributions from net
  realized capital
  gains.................      0.00           0.00           0.00            0.00
 Distributions in excess
  of net realized
  capital gains.........      0.00           0.00           0.00            0.00
                           -------        -------         ------           -----
 Total distributions....     (0.04)         (0.01)         (0.02)           0.00
                           -------        -------         ------           -----
NET ASSET VALUE, END OF
 PERIOD.................   $  9.12        $ 10.23         $10.26           $9.12
                           =======        =======         ======           =====
TOTAL RETURN (%)........     (10.5)(b)       (0.2)           2.9 (b)        (4.6)(b)
Ratio of operating
 expenses to average net
 assets (%).............      0.90 (c)       0.90           0.90 (c)        1.05 (c)
Ratio of net investment
 income to average net
 assets (%).............      0.70 (c)       0.51           0.45 (c)        0.00 (c)
Portfolio turnover rate
 (%)....................        73 (c)         68             60 (c)          73 (c)
Net assets, end of
 period (000)...........   $20,677        $18,422         $6,841           $ 0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........      1.36 (c)       1.57           2.03 (c)        1.51 (c)

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.


                See accompanying notes to financial statements.

MFS RESEARCH MANAGERS SERIES
PORTFOLIO MANAGERS: MANAGED BY A COMMITTEE OF MFS EQUITY RESEARCH ANALYSTS OVERSEEN BY
ALEC MURRAY, ASSOCIATE DIRECTOR OF EQUITY RESEARCH
MASSACHUSETTS FINANCIAL SERVICES COMPANY



[PHOTO OF ALEC MURRAY]
Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: For the six months ended June 30, 2001, the MFS Research Managers Series provided a total return of -12.8% compared to a -6.7% return during the same period for the Standard & Poor's 500 Index/10/ and the -7.9% return of the Lipper Variable Insurance Products Large Core Fund Average/5/.

Q: GIVEN THE INVESTMENT AND MARKET ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS?

A: Inventory write-downs, layoffs, reduced capital expenditures, and weak earnings reports all continued to exert downward pressure on the stock market during the period. In anticipation of difficult times ahead, we sharply re-duced our positions in the technology and telecommunications sectors last year. However, the holdings we maintained in these sectors continued to disap-point the portfolio. Despite our quick response to reduce many of our technol-ogy and telecommunications holdings and maintaining what we believed were the highest-quality franchises in these sectors, the persistent deterioration of business fundamentals continued to catch investors off guard. While the port-folio's performance lagged the S&P 500 relative to many other large-cap growth funds, we feel we were early in identifying the extent of the slowdown in cap-ital spending, which aided performance.

In addition to reducing our exposure to technology and telecommunications stocks, we added to defensive industries such as health care, energy and in-surance in an effort to position the portfolio for an uncertain market envi-ronment. Despite mixed result in recent weeks from many high-quality estab-lished companies, stocks such as Safeway, Eli Lilly, and ExxonMobil remained prominent holdings in the portfolio because we saw reliable earnings growth at these companies. In the energy sector, electric power generators and oil and natural gas companies rallied early in the year due to strong demand and the spike in energy prices. In the insurance sector, we have concentrated on the commercial property and casualty insurers and diversified financial services companies, such as American International Group, because we saw signs that they had gained more power to raise premiums and had gathered more assets.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: Looking forward, given the uncertain economic outlook and the negative in-vestor sentiment in the market, we think it's difficult to determine exactly when we could see an upturn. From our standpoint, however, all this volatility and weakness creates opportunities for us because stocks are usually more at-tractive at lower prices and in a declining interest rate environment. The key question is, how long will things stay this way? We believe the market was un-duly optimistic over a year ago, and it is now unduly pessimistic because most of the negative news about the economic slowdown, earnings problems, and ex-cess capacity has been discounted into stock prices. What we believe has not been factored into stock prices yet is a potential recovery.

                                          MFS RESEARCH MANAGERS SERIES

                                          [CHECKMARK]
                                          FUND FACTS

                                          MFS Research Managers Series

                                          Goal: Long-term growth of capital.

                                          Start date: April 30, 1999

                                          Size: $49 million as of June 30, 2001

                                          Manager: A committee of MFS equity
                                          research analysts overseen by Alec
                                          Murray. Mr. Murray is the Associate
                                          Director of MFS Equity Research. The
                                          committee has managed the Series
                                          since its inception.


                       MFS RESEARCH
                      MANAGERS SERIES   S&P 500
1         4/30/99         10,000        10,000
2         6/30/99         10,540        10,306
3       6/30/2000         12,781        11,053
4       6/30/2001         10,064         9,414
AVERAGE ANNUAL TOTAL RETURN
                                                 LIPPER VARIABLE
                  RESEARCH MANAGERS              LARGE CAP VALUE
                      SERIES          S&P 500        AVERAGE
6 Months              -12.8%           -6.7%          -7.9%
1 Year                -21.3           -14.8          -15.6
Since Inception         0.3            -2.8            n/a


The total non-annualized return of the Class E shares from their May 1, 2001 inception date through June 30, 2001 was -5.5%.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
MFS RESEARCH MANAGERS SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--98.4% OF TOTAL NET ASSETS

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           AEROSPACE & DEFENSE--4.0%
     5,500 Boeing Co. ...........................................   $    305,800
     7,790 General Dynamics Corp. ...............................        606,140
    14,010 United Technologies Corp. ............................      1,026,372
                                                                    ------------
                                                                       1,938,312
                                                                    ------------

           ALUMINUM--0.7%
     9,110 Alcoa, Inc. ..........................................        358,934
                                                                    ------------

           APPAREL & TEXTILES--0.5%
     6,100 NIKE, Inc. (Class B)..................................        256,139
                                                                    ------------

           AUTOMOBILES--1.2%
    12,260 Harley Davidson, Inc. ................................        577,201

                                                                    ------------
           BANKS--7.0%
    11,620 Bank of America Corp. ................................        697,549
    27,628 Citigroup, Inc. ......................................      1,459,864
     4,500 Comerica, Inc. .......................................        259,200
    10,790 FleetBoston Financial Corp. ..........................        425,665
     6,480 Southtrust Corp. .....................................        168,480
    17,481 US Bancorp............................................        398,392
                                                                    ------------
                                                                       3,409,150
                                                                    ------------

           BUSINESS SERVICES--1.5%
     9,400 Automatic Data Processing, Inc. ......................        467,180
     3,920 Fiserv, Inc.(b).......................................        250,802
                                                                    ------------
                                                                         717,982
                                                                    ------------

           CHEMICALS--0.3%
     1,800 Air Products & Chemicals, Inc. .......................         82,350
     1,420 Praxair, Inc. ........................................         66,740
        40 Rohm & Haas Co. ......................................          1,316
                                                                    ------------
                                                                         150,406
                                                                    ------------

           COMMUNICATION SERVICES--7.2%
    10,680 AOL Time Warner, Inc. ................................        566,040
    14,400 AT&T Corp. ...........................................        316,800
     3,220 Allegiance Telecom, Inc.(b)...........................         48,268
     8,000 Charter Communications, Inc. .........................        186,800
    11,300 Clear Channel Communications(b).......................        708,510
    10,510 Comcast Corp.(b)......................................        456,134
    23,834 Viacom, Inc. (Class B)(b).............................      1,233,410
     6,570 XO Communications, Inc. ..............................         12,614
                                                                    ------------
                                                                       3,528,576
                                                                    ------------

           COMMUNICATIONS--1.5%
    13,200 Echostar Communications, Inc.(b)......................        427,944
     4,030 Exodus Communications, Inc. ..........................          8,302
     5,030 Grant Prideco, Inc.(b)................................         87,975
     9,330 SBA Communcations Corp.(b)............................        230,917
                                                                    ------------
                                                                         755,138
                                                                    ------------

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           COMPUTERS & BUSINESS EQUIPMENT--8.5%
     8,150 American Tower Corp. .................................   $    168,461
    11,450 Analog Devices, Inc.(b)...............................        495,213
    34,570 Atmel Corp.(b)........................................        466,349
     9,060 Cabletron Systems, Inc.(b)............................        207,021
     5,520 Ciena Corp.(b)........................................        209,760
     9,200 Dell Computer Corp.(b)................................        240,580
    23,810 EMC Corp.(b)..........................................        691,680
     1,470 Emulex Corp. .........................................         59,388
     4,850 Extreme Networks, Inc. ...............................        143,075
     7,180 International Business Machines Corp. ................        811,340
       818 McData Corp. .........................................         14,356
     3,443 QLogic Corp. .........................................        221,901
     3,610 Qualcomm, Inc.(b).....................................        211,113
    15,350 Sun Microsystems, Inc. ...............................        241,302
                                                                    ------------
                                                                       4,181,539
                                                                    ------------

           CONGLOMERATES--3.5%
    21,680 General Electric Co. .................................      1,056,900
    12,100 Tyco International, Ltd. .............................        659,450
                                                                    ------------
                                                                       1,716,350
                                                                    ------------

           CONTAINERS & GLASS--0.1%
    22,500 Jefferson Smurfit Group, Plc., (GBP)..................         42,321
                                                                    ------------

           COSMETICS & TOILETRIES--0.3%
     4,800 Gillette Co. .........................................        139,152
                                                                    ------------

           DOMESTIC OIL--5.7%
     2,990 Apache Corp. .........................................        151,742
    13,220 Conoco, Inc. (Class B)................................        382,058
     4,200 Devon Energy Corp. ...................................        220,500
     4,880 EOG Resources, Inc. ..................................        173,484
     2,660 Equitable Resources, Inc. ............................         88,605
    20,504 ExxonMobil Corp. .....................................      1,791,024
                                                                    ------------
                                                                       2,807,413
                                                                    ------------

           DRUGS & HEALTH CARE--11.3%
    18,630 American Home Products Corp. .........................      1,088,737
    14,520 Applera Corp.(b)......................................        388,410
    12,010 Bristol-Myers Squibb Co. .............................        628,123
     2,195 Cardinal Health, Inc. ................................        151,455
    17,500 Eli Lilly & Co. ......................................      1,295,000
    11,550 Guidant Corp.(b)......................................        415,800
    15,415 Pfizer, Inc. .........................................        617,371
    10,424 Pharmacia Corp. ......................................        478,983
    13,100 Schering-Plough Corp. ................................        474,744
                                                                    ------------
                                                                       5,538,623
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS RESEARCH MANAGERS SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           ELECTRIC UTILITIES--2.9%
     7,590 AES Corp.(b)..........................................   $    326,749
     9,100 Calpine Corp.(b)......................................        343,980
     4,100 Constellation Energy Group, Inc. .....................        174,660
    12,440 Dynegy, Inc. .........................................        578,460
                                                                    ------------
                                                                       1,423,849
                                                                    ------------

           ELECTRICAL EQUIPMENT--0.7%
     2,900 SPX Corp.(b)..........................................        363,022
                                                                    ------------

           ELECTRONICS--3.0%
    29,478 Flextronics International, Ltd.(b)....................        769,671
    24,860 Intel Corp. ..........................................        727,155
                                                                    ------------
                                                                       1,496,826
                                                                    ------------

           FINANCIAL SERVICES--5.7%
     6,610 Capital One Financial Corp. ..........................        396,600
    14,490 Federal Home Loan Mortgage Corp. .....................      1,014,300
    11,510 Federal National Mortgage Association.................        980,076
     1,100 Lehman Brothers Holdings, Inc. .......................         85,525
     5,040 PNC Financial Services Group, Inc. ...................        331,582
                                                                    ------------
                                                                       2,808,083
                                                                    ------------

           FOOD & BEVERAGES--1.3%
     4,930 Anheuser Busch Cos., Inc. ............................        203,116
     4,810 Quaker Oats Co. ......................................        438,912
                                                                    ------------
                                                                         642,028
                                                                    ------------

           FOREIGN CORPORATE--4.1%
       600 Fast Retailing Co., Ltd., (JPY).......................        104,402
     6,200 Novartis AG, (CHF)....................................        224,498
     7,460 Royal Dutch Petroleum, (EUR)..........................        429,768
     4,310 Sanofi-Synthelabo S.A., (EUR).........................        283,069
     5,555 Syngenta AG, (CHF)....................................        292,206
     2,910 Total Fina S.A., (EUR)................................        407,889
   113,818 Vodafone AirTouch, Plc., (GBP)........................        252,457
                                                                    ------------
                                                                       1,994,289
                                                                    ------------

           GAS & PIPELINE UTILITIES--1.7%
     9,148 El Paso Corp. ........................................        480,636
     5,380 Enron Corp. ..........................................        263,620
     2,130 Williams Cos., Inc. ..................................         70,183
                                                                    ------------
                                                                         814,439
                                                                    ------------

           HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.4%
     4,050 Gemstar-TV Guide International, Inc. .................        178,200
                                                                    ------------

           INDUSTRIAL MACHINERY--1.2%
    15,020 Deere & Co. ..........................................        568,507
                                                                    ------------

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           INSURANCE--4.9%
     9,430 AFLAC, Inc. ..........................................   $    296,951
    11,128 American International Group, Inc. ...................        957,008
     5,070 CIGNA Corp. ..........................................        485,807
    10,750 The St. Paul Cos., Inc. ..............................        544,918
     3,570 UnumProvident Corp. ..................................        114,668
                                                                    ------------
                                                                       2,399,352
                                                                    ------------

           MINING--0.6%
     2,590 Minnesota Mining & Manufacturing Co. .................        295,519
                                                                    ------------

           PETROLEUM SERVICES--1.0%
    13,290 Global Marine, Inc.(b)................................        247,593
     5,370 Noble Drilling Corp.(b)...............................        175,867
     1,500 Transocean Sedco Forex, Inc. .........................         61,875
                                                                    ------------
                                                                         485,335
                                                                    ------------

           RETAIL--6.4%
    24,940 CVS Corp. ............................................        962,684
     4,010 Costco Wholesale Corp.(b).............................        164,731
     4,900 Home Depot, Inc. .....................................        228,095
     1,900 Lowe's Cos., Inc. ....................................        137,845
    26,450 Safeway, Inc.(b)......................................      1,269,600
     7,900 Wal-Mart Stores, Inc. ................................        385,520
                                                                    ------------
                                                                       3,148,475
                                                                    ------------

           SOFTWARE--7.4%
     3,220 Akamai Technologies, Inc.(b)..........................         29,544
     7,065 Check Point Software Technologies, Ltd. (ADR).........        357,277
     9,070 Comverse Technology, Inc. ............................        517,897
     3,100 Micromuse, Inc. (b)...................................         86,769
    15,120 Microsoft Corp.(b)....................................      1,103,760
    30,070 Oracle Corp.(b).......................................        571,330
     7,430 Rational Software Corp.(b)............................        208,412
     4,030 VeriSign, Inc.(b).....................................        241,840
     7,344 Veritas Software Corp.(b).............................        488,596
                                                                    ------------
                                                                       3,605,425
                                                                    ------------

           TELEPHONE--3.8%
    19,300 Nortel Networks Corp. ................................        175,437
    20,470 Qwest Communications International, Inc. .............        652,379
    35,110 Sprint Corp. (FON Group)..............................        749,950
    11,710 Sprint Corp. (PCS Group)(b)...........................        282,796
                                                                    ------------
                                                                       1,860,562
                                                                    ------------
           Total Common Stocks
            (Identified Cost $52,924,767)........................     48,201,147
                                                                    ------------
           Total Investments--98.4%
            (Identified Cost $52,924,767)(a).....................     48,201,147
           Other assets less liabilities.........................        775,940
                                                                    ------------
           TOTAL NET ASSETS--100%................................   $ 48,977,087
                                                                    ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS RESEARCH MANAGERS SERIES

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Federal Tax Information: At June 30, 2001 the net unrealized depreciation on investments based on cost of $52,924,767 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 1,916,585
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (6,640,205)
                                                                   -----------
   Net unrealized depreciation.................................... $(4,723,620)
                                                                   ===========

(b)  Non-income producing security.

Key to Abbreviations:
ADR-- An American Depository Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.
CHF-- Swiss Franc
EUR-- Euro Currency
GBP-- Pound Sterling
JPY-- Japanese Yen

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS RESEARCH MANAGERS SERIES

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)


ASSETS
 Investments at value....................................           $48,201,147
 Cash....................................................                54,327
 Foreign cash at value
  (Identified cost $26,083)..............................                25,658
 Receivable for:
 Securities sold.........................................               536,613
 Fund shares sold........................................               370,227
 Dividends and interest..................................                26,542
 Foreign taxes...........................................                 2,812
 Due from Investment Adviser.............................                 2,584
                                                                    -----------
  Total Assets...........................................            49,219,910
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $141,800
 Securities purchased....................................    62,993
 Withholding taxes.......................................       127
 Accrued expenses:
 Management fees.........................................    16,393
 Deferred trustees fees..................................     2,646
 Other expenses..........................................    18,864
                                                           --------
  Total Liabilities......................................               242,823
                                                                    -----------
NET ASSETS...............................................           $48,977,087
                                                                    ===========
 Net assets consist of:
 Capital paid in.........................................           $60,116,114
 Undistributed net investment income.....................                21,199
 Accumulated net realized gains
  (losses)...............................................            (6,436,110)
 Unrealized appreciation (depreciation) on investments
  and foreign currency...................................            (4,724,116)
                                                                    -----------
NET ASSETS...............................................           $48,977,087
                                                                    ===========
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($48,976,992 divided by 4,911,484 shares of beneficial
 interest)...............................................           $      9.97
                                                                    ===========
CLASS E
Net asset value and redemption price per share ($95
 divided by 10 shares of beneficial interest)............           $      9.94
                                                                    ===========
Identified cost of investments...........................           $52,924,767
                                                                    ===========

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

INVESTMENT INCOME
 Dividends........................................              $   216,465 (a)
 Interest.........................................                   44,255
                                                                -----------
                                                                    260,720
EXPENSES
 Management fees.................................. $   191,661
 Trustees fees and expenses.......................       7,472
 Custodian........................................      40,544
 Audit and tax services...........................      10,214
 Legal............................................         590
 Printing.........................................       2,047
 Insurance........................................         254
 Miscellaneous....................................       3,146
                                                   -----------
 Total expenses before reductions.................     255,928
 Expense reductions...............................        (977)
 Less expenses assumed by the investment adviser..     (25,718)     229,233
                                                   -----------  -----------
NET INVESTMENT INCOME.............................                   31,487
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.................................  (5,937,887)
 Foreign currency transactions--net...............     (20,431)  (5,958,318)
                                                   -----------
Unrealized appreciation (depreciation) on:
 Investments--net.................................  (1,367,330)
 Foreign currency transactions--net...............         130   (1,367,200)
                                                   -----------  -----------
Net gain (loss)...................................               (7,325,518)
                                                                -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................              ($7,294,031)
                                                                ===========

(a) Net of foreign taxes of: $3,004

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS RESEARCH MANAGERS SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $    31,487    $    26,679
 Net realized gain (loss).......................     (5,958,318)       (16,643)
 Unrealized appreciation (depreciation).........     (1,367,200)    (4,412,858)
                                                    -----------    -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................     (7,294,031)    (4,402,822)
                                                    -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
   Class A......................................         (4,898)       (13,218)
   Class E......................................              0              0
                                                    -----------    -----------
                                                         (4,898)       (13,218)
                                                    -----------    -----------
 Net realized gain
   Class A......................................       (450,593)             0
   Class E......................................              0              0
                                                    -----------    -----------
                                                       (450,593)             0
                                                    -----------    -----------
 TOTAL DISTRIBUTIONS............................       (455,491)       (13,218)
                                                    -----------    -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................      2,816,280     51,454,317
                                                    -----------    -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........     (4,933,242)    47,038,277
NET ASSETS
 Beginning of the period........................     53,910,329      6,872,052
                                                    -----------    -----------
 End of the period..............................    $48,977,087    $53,910,329
                                                    ===========    ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $    21,199    $    (5,390)
                                                    ===========    ===========

OTHER INFORMATION:

CAPITAL SHARES

 At June 30, 2001 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                SIX MONTHS ENDED             YEAR ENDED
                                 JUNE 30, 2001           DECEMBER 31, 2000
                            -------------------------  -----------------------
                              SHARES          $         SHARES         $
CLASS A                     -----------  ------------  ---------  ------------
 Sales.....................   1,456,052  $ 15,494,155  4,980,772  $ 62,397,122
 Reinvestments.............      44,525       455,491      1,033        13,218
 Redemptions...............  (1,259,682)  (13,133,466)  (884,946)  (10,956,023)
                            -----------  ------------  ---------  ------------
 Net increase (decrease)...     240,895  $  2,816,180  4,096,859  $ 51,454,317
                            ===========  ============  =========  ============
CLASS E
 Sales.....................          10  $        100          0  $          0
 Reinvestments.............           0             0          0             0
 Redemptions...............           0             0          0             0
                            -----------  ------------  ---------  ------------
 Net increase (decrease)...          10  $        100          0  $          0
                            ===========  ============  =========  ============
 Increase (decrease)
  derived from capital
  share transactions.......     240,905  $  2,816,280  4,096,859  $ 51,454,317
                            ===========  ============  =========  ============


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS RESEARCH MANAGERS SERIES

FINANCIAL HIGHLIGHTS--(UNAUDITED)

                                           CLASS A                        CLASS E
                          -------------------------------------------- --------------
                                                                       MAY 1, 2001(A)
                          SIX MONTHS     YEAR ENDED  APRIL 30, 1999(A)    THROUGH
                          ENDED JUNE    DECEMBER 31,      THROUGH         JUNE 30,
                           30, 2000         2000     DECEMBER 31, 1999      2001
                          ----------    ------------ ----------------- --------------
NET ASSET VALUE,
 BEGINNING OF YEAR......   $ 11.54        $ 11.98         $10.00           $10.52
                           -------        -------         ------           ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..      0.01           0.02           0.00             0.00
 Net realized and
  unrealized gain (loss)
  on investments........     (1.49)         (0.45)          1.98            (0.58)
                           -------        -------         ------           ------
 Total from investment
  operations............     (1.48)         (0.43)          1.98            (0.58)
                           -------        -------         ------           ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      0.00          (0.01)          0.00             0.00
 Distributions from net
  realized capital
  gains.................     (0.09)          0.00           0.00             0.00
 Distributions in excess
  of net realized
  capital gains.........      0.00           0.00           0.00             0.00
                           -------        -------         ------           ------
 Total distributions....     (0.09)         (0.01)          0.00             0.00
                           -------        -------         ------           ------
NET ASSET VALUE, END OF
 PERIOD.................   $  9.97        $ 11.54         $11.98           $ 9.94
                           =======        =======         ======           ======
Total Return (%)........     (12.8)(b)       (3.6)          19.8(b)          (5.5)(b)
Ratio of operating
 expenses to average net
 assets (%).............      0.90 (c)       0.90           0.90(c)          1.05 (c)
Ratio of net investment
 income to average net
 assets (%).............      0.12 (c)       0.09         (0.06)(c)          0.00 (c)
Portfolio turnover rate
 (%)....................        97 (c)         83             84(c)            97 (c)
Net assets, end of
 period (000)...........   $48,977        $53,910         $6,872           $  0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........      1.00 (c)       1.25           2.03(c)          1.15 (c)

(a)  Commencement of operations.
(b)  Not computed on an annualized basis.
(c)  Computed on an annualized basis.


                See accompanying notes to financial statements.

WESTPEAK GROWTH AND INCOME SERIES
PORTFOLIO MANAGER: GERALD H. SCRIVER
WESTPEAK INVESTMENT ADVISORS, L.P.
[PHOTO OF GERALD H. SCRIVER]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Series returned -6.5% during the past six months versus a return of - 6.7% for the Standard & Poor's 500 Index/10/. The Lipper Variable Products Mul-ti-Cap Value Fund Average/5/ returned 0.9% over the same period.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS?

A: In March of 2000, the market was at an inflection point where the internet/technology "bubble" was ready to burst and Growth stocks were poised to decline relative to Value. The "bubble" has since burst and Value stocks have significantly outperformed Growth since March of 2000. Over the past six months, Value has outperformed Growth by 9.47%, as measured by the S&P/BARRA Value and Growth indexes. Also, larger market capitalization stocks have underperformed smaller market capitalization stocks, as the S&P 500 underperformed the Russell 2000 by 13.65%. The stock market was plagued by dis-appointing earnings warnings and announcements in the first half of 2001. Signs of an economic slowdown, such as weak corporate profits, slower business spend-ing and sluggish economies in other parts of the world continue to weigh on both the economy and the market in the first half of 2001.

Q: GIVEN THE INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: Over the second half of 2000 and for the first quarter of 2001, we believed that the market's appetite for high-growth technology stocks would wane. As a result, we focused the portfolio toward attractively priced stocks with strong earnings growth rates and the potential for positive earnings surprises. This strategy led us to an overweight in the Interest Sensitive sector and Drugs and Healthcare industries in the first quarter of the year. At the same time we shied away from the over-valued technology stocks, especially those in the Internet and Computer Hardware industries.

Although there were no major changes in the Series, we did move the portfolio from a Value bias toward a more style neutral position in the second quarter. We also moved to a more neutral bet in the Technology sector, increasing weightings in the Computer Hardware, Software and Electronic Equipment indus-tries. Also, due to the recent outperformance of the Interest Sensitive sector, we have moved from an overweight to an underweight in this sector in the second quarter.

Q: WHAT ARE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: Much of our outperformance relative to the S&P 500 benchmark during the past six months came from exposure to stocks with low Price-to-Earnings ratios. Our investments in stocks with low market capitalization and low Price-to-Book also added to our outperformance during the past six months. At the same time, our positive exposure to stocks with price momentum and our negative exposure to volatile stocks detracted from portfolio performance. Outperformance relative to the benchmark also came from our overweight in the Energy Related sector. We also had positive attribution from our underweight in the Technology sector. At the same time, our underweight in the Consumer Discretionary and overweight in the Transportation sector penalized performance.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: Despite the barrage of profit warnings from companies across multiple indus-tries, there are some early indications that improvements in the earnings pic-ture may be imminent. Beginning in the third quarter, year-over-year compari-sons become less arduous. Furthermore, additional reductions in excess invento-ries should support a pick-up in general business activity. Lower energy and utility prices have offered reprieve to companies and consumers, as well as keeping inflation in check. Consumers will also benefit from tax cuts and re-bate checks that will be received in the third quarter. Companies with a proven ability to meet or exceed earnings expectations will be the largest beneficia-ries when the market rallies. Westpeak's portfolios contain a diversified col-lection of reasonably valued companies that have consistently achieved their earnings objectives.

                                          [CHECKMARK]
                                                FUND FACTS
                                                WESTPEAK GROWTH AND INCOME
                                                SERIES

                                          GOAL: Long-term total return through
                                          investment in equity securities.

                                          START DATE: April 30, 1993

                                          SIZE: $350 million as of June 30,
                                          2001

                                          MANAGER: Gerald H. Scriver.
                                          Mr. Scriver has managed the Series
[GRAPH APPEARS HERE]                      from its inception in 1993; he also
                                          has managed Westpeak Stock Index
                                          Series since August 1993, CDC Nvest
                                          Growth and Income Fund since May
                                          1995 and CDC Nvest Capital Growth
                                          Fund since February 1998. Mr.
                                          Scriver joined Westpeak in July
                                          1991.


              A $10,000 Investment Compared to the S&P 500 Index
                          since the Series' Inception

                   Westpeak Growth and
                      Income Series             S&P 500
  4/30/93                $10,000                $10,000
  6/30/93                 10,437                 10,303
  6/30/94                 10,777                 10,441
  6/30/95                 13,628                 13,161
  6/30/96                 16,160                 16,591
  6/30/97                 21,755                 22,325
  6/30/98                 28,891                 29,068
  6/30/99                 33,458                 35,674
6/30/2000                 32,002                 38,349
6/30/2001                 29,353                 32,600

Average Annual Returns

                     Growth &                   Lipper Variable Multi-Cap
                   Income Series   S&P 500         Value Funds Average
6 Months               -6.5%        -6.7%                 0.9%
1 Year                 -8.3        -14.8                  10.5
3 Years                 0.5          3.9                   6.0
5 Years                12.7         14.5                  12.3
Since Inception        14.1         15.6                   n/a


The total non-annualized return of the Class E shares from their May 1, 2001 inception date through June 30, 2001 was -4.2%.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
WESTPEAK GROWTH AND INCOME SERIES

INVESTMENTS AS OF JUNE 30, 2001

COMMON STOCKS--98.7% OF TOTAL NET ASSETS


                                                                   VALUE
  SHARES                                                         (NOTE 1A)

           AEROSPACE & DEFENSE--0.3%
     7,100 Northrop Grumman Corp.............................   $    568,710
     7,000 United Technologies Corp..........................        512,820
                                                                ------------
                                                                   1,081,530
                                                                ------------

           AIR TRAVEL--0.7%
    53,100 Continental Airlines Inc. (Class B)...............      2,615,175
                                                                ------------

           BANKS--5.5%
   183,566 Citigroup, Inc. ..................................      9,699,627
   159,700 FleetBoston Financial Corp........................      6,300,165
    52,900 Northern Trust Corp. .............................      3,306,250
                                                                ------------
                                                                  19,306,042
                                                                ------------

           BUSINESS SERVICES--1.4%
    12,100 First Data Corp. .................................        777,425
    60,800 Paychex, Inc. ....................................      2,432,000
    20,700 Sabre Holdings Corp. .............................      1,035,000
    25,500 West Corp. .......................................        561,255
                                                                ------------
                                                                   4,805,680
                                                                ------------

           CHEMICALS--1.2%
    60,900 Ashland, Inc. ....................................      2,442,090
   116,300 Lyondell Chemical Co. ............................      1,788,694
                                                                ------------
                                                                   4,230,784
                                                                ------------

           COMMUNICATION SERVICES--4.9%
   190,500 AOL Time Warner, Inc..............................     10,096,500
    27,500 Broadwing, Inc.(b)................................        672,375
    24,200 Cablevision Systems Corp..........................      1,415,700
   274,700 Global Crossing, Ltd..............................      2,373,408
    72,400 Nextel Partners, Inc..............................      1,123,648
    10,500 Omnicom Group, Inc................................        903,000
    18,700 Time Warner Telecom, Inc.(b)......................        626,824
                                                                ------------
                                                                  17,211,455
                                                                ------------

           COMMUNICATIONS--0.1%
    11,500 Tidewater, Inc. ..................................        433,550
                                                                ------------

           COMPUTERS & BUSINESS EQUIPMENT--7.6%
   129,900 Apple Computer, Inc...............................      3,020,175
    41,800 Ciena Corp.(b)....................................      1,588,400
    48,500 Comverse Technology, Inc. ........................      2,769,350
    91,600 EMC Corp.(b)......................................      2,660,980
    80,400 Integrated Device Technology(b)...................      2,547,876
    14,600 Juniper Networks, Inc. ...........................        454,060
    75,300 Lexmark International, Inc.(b)....................      5,063,925
    82,700 Novellus Systems, Inc. ...........................      4,696,533
    73,000 Quantum Corp.(b)..................................        736,570
    41,800 Scientific-Atlanta, Inc.(b).......................      1,697,080
    63,500 UTStarcom, Inc....................................      1,479,550
                                                                ------------
                                                                  26,714,499
                                                                ------------


                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           CONGLOMERATES--5.3%
   163,000 General Electric Co...................................   $  7,946,250
   192,100 Tyco International, Ltd. .............................     10,469,450
                                                                    ------------
                                                                      18,415,700
                                                                    ------------

           DOMESTIC OIL--8.4%
    25,700 Chevron Corp. ........................................      2,325,850
   170,700 ExxonMobil Corp. .....................................     14,910,645
   200,300 Occidental Petroleum Corp. ...........................      5,325,977
   104,200 Phillips Petroleum Co. ...............................      5,939,400
    24,900 USX-Marathon Group....................................        734,799
                                                                    ------------
                                                                      29,236,671
                                                                    ------------

           DRUGS & HEALTH CARE--13.9%
    61,000 Abbott Laboratories...................................      2,928,610
    69,800 Bristol-Myers Squibb Co. .............................      3,650,540
    42,900 Eli Lilly & Co. ......................................      3,174,600
   234,200 Johnson & Johnson.....................................     11,710,000
   156,800 Merck & Co., Inc. ....................................     10,021,088
   273,000 Pfizer, Inc. .........................................     10,933,650
    99,600 UnitedHealth Group, Inc. .............................      6,150,300
                                                                    ------------
                                                                      48,568,788
                                                                    ------------

           ELECTRIC UTILITIES--1.9%
    52,200 American Electric Power, Inc. ........................      2,410,074
   110,400 Entergy Corp. ........................................      4,238,256
                                                                    ------------
                                                                       6,648,330
                                                                    ------------

           ELECTRICAL EQUIPMENT--1.1%
    99,900 Rockwell International Corp. .........................      3,808,188
                                                                    ------------

           ELECTRONICS--5.6%
   204,100 Arrow Electronics, Inc. ..............................      4,957,589
    33,700 Corning, Inc. ........................................        563,127
   196,100 Ingram Micro, Inc. ...................................      2,841,489
    18,700 KLA-Tencor Corp.(b)...................................      1,093,389
    60,100 Kemet Corp.(b)........................................      1,190,581
    67,800 Perkinelmer, Inc. ....................................      1,866,534
   111,300 Solectron Corp. ......................................      2,036,790
   133,300 Technologies Data Corp.(b)............................      4,446,888
    25,500 Tektronix, Inc. ......................................        692,325
                                                                    ------------
                                                                      19,688,712
                                                                    ------------

           FINANCIAL SERVICES--2.8%
    45,400 Countrywide Credit Industries, Inc. ..................      2,082,952
    19,000 Federal Home Loan Mortgage Corp. .....................      1,330,000
    54,900 Federal National Mortgage Association.................      4,674,735
    40,400 J.P. Morgan Chase & Co. ..............................      1,801,840
                                                                    ------------
                                                                       9,889,527
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
WESTPEAK GROWTH AND INCOME SERIES

INVESTMENTS AS OF JUNE 30, 2001

COMMON STOCKS--(CONTINUED)


                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           FOOD & BEVERAGES--6.2%
   201,200 Anheuser Busch Cos., Inc. ............................   $  8,289,440
    36,600 McCormick & Co., Inc. ................................      1,537,932
   104,100 Pepsi Bottling Group, Inc. ...........................      4,174,410
   148,900 PepsiCo, Inc. ........................................      6,581,380
    17,100 Unilever NV (ADR).....................................      1,018,647
                                                                    ------------
                                                                      21,601,809
                                                                    ------------

           GAS & PIPELINE UTILITIES--1.0%
    29,400 El Paso Corp. ........................................      1,544,676
    41,900 Ultramar Diamond Shamrock Corp. ......................      1,979,775
                                                                    ------------
                                                                       3,524,451
                                                                    ------------

           HOTELS & RESTAURANTS--0.2%
    30,700 Wendy's International, Inc. ..........................        784,078
                                                                    ------------

           HOUSEHOLD APPLIANCES & HOME FURNISHINGS--1.1%
    59,400 Centex Corp. .........................................      2,420,550
    30,400 Pulte Corp. ..........................................      1,295,952
                                                                    ------------
                                                                       3,716,502
                                                                    ------------

           HOUSEHOLD PRODUCTS--2.0%
   116,300 Colgate Palmolive Co. ................................      6,860,537
         1 Energizer Holdings, Inc.(b)...........................             23
                                                                    ------------
                                                                       6,860,560
                                                                    ------------

           INSURANCE--2.1%
    13,100 American International Group, Inc. ...................      1,126,600
    94,400 Loews Corp. ..........................................      6,082,192
                                                                    ------------
                                                                       7,208,792
                                                                    ------------

           LEISURE--2.5%
   299,000 The Walt Disney Co. ..................................      8,638,110
                                                                    ------------

           RETAIL--7.3%
    26,800 Best Buy Co., Inc.(b).................................      1,702,336
    23,600 CVS Corp. ............................................        910,960
    85,000 Federated Department Stores, Inc. ....................      3,612,500
    47,700 Kohl's Corp. .........................................      2,992,221
   195,900 May Department Stores Co. ............................      6,711,534
    40,300 Neiman Marcus Group, Inc.(b)..........................      1,249,300
    82,100 Sears Roebuck & Co. ..................................      3,473,651
   166,900 The Kroger Co.(b).....................................      4,172,500
    56,200 Venator Group, Inc.(b)................................        859,860
                                                                    ------------
                                                                      25,684,862
                                                                    ------------

           SHIPBUILDING--0.9%
    74,600 Teekay Shipping Corp. ................................      2,985,492
                                                                    ------------


                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           SOFTWARE--8.2%
   106,400 Computer Associates International, Inc. ..............   $  3,830,400
    17,900 DST Systems, Inc.(b)..................................        943,330
    89,600 Electronic Data Systems Corp. ........................      5,600,000
    99,600 Exodus Communications, Inc. ..........................        205,176
    20,600 Intuit, Inc.(b).......................................        823,794
    37,500 Jack Henry & Associates, Inc. ........................      1,162,500
    83,400 Mentor Graphics Corp.(b)..............................      1,459,500
    93,500 Microsoft Corp.(b)....................................      6,825,500
    58,500 Peoplesoft, Inc. .....................................      2,879,955
   100,600 Sungard Data Systems, Inc.(b).........................      3,019,006
    43,800 Synopsys, Inc. .......................................      2,119,482
                                                                    ------------
                                                                      28,868,643
                                                                    ------------

           TELEPHONE--5.0%
   147,400 BellSouth Corp. ......................................      5,935,798
   219,200 Verizon Communications ...............................     11,727,200
                                                                    ------------
                                                                      17,662,998
                                                                    ------------

           TOBACCO--1.5%
    33,500 Philip Morris Cos., Inc. .............................      1,700,125
   120,200 UST, Inc. ............................................      3,468,972
                                                                    ------------
                                                                       5,169,097
                                                                    ------------
           Total Common Stocks
            (Identified Cost $340,402,341).......................    345,360,025
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
WESTPEAK GROWTH AND INCOME SERIES

INVESTMENTS AS OF JUNE 30, 2001

SHORT TERM INVESTMENT--0.9%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)
            REPURCHASE AGREEMENT--0.9%
 $3,007,000 State Street Corp. Repurchase Agreement dated
             6/29/01 at 2.750% to be repurchased at $3,007,689
             on 7/2/01, Collaterized by $2,660,000 U.S. Treasury
             Bonds 6.875% due 8/15/25 with a value of
             $3,068,922.........................................   $  3,007,000
                                                                   ------------
            Total Short Term Investment
             (Identified Cost $3,007,000).......................      3,007,000
                                                                   ------------
            Total Investments--99.6%
             (Identified Cost $343,409,341)(a)..................    348,367,025
            Other assets less liabilities.......................      1,544,356
                                                                   ------------
            Total Net Assets--100%..............................   $349,911,381
                                                                   ============

(a)Federal Tax Information:
   At June 30, 2001 the net unrealized appreciation on investments based on cost of $343,409,341 for federal income tax purposes was as follows:

 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost................. $29,437,705
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value................. (24,480,021)
                                                                   -----------
 Net unrealized appreciation...................................... $ 4,957,684
                                                                   ===========

(b)Non-income producing security.

Key to Abbreviations:

ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
WESTPEAK GROWTH AND INCOME SERIES

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)


ASSETS
 Investments at value...................................           $348,367,025
 Cash...................................................                    425
 Receivable for:
   Securities sold......................................              1,666,083
   Fund shares sold.....................................                413,285
   Dividends and interest...............................                242,963
   Foreign taxes........................................                     35
                                                                   ------------
  Total Assets..........................................            350,689,816
LIABILITIES
 Payable for:
   Fund shares redeemed.................................  $529,306
 Accrued expenses:
   Management fees......................................   198,911
   Deferred trustees fees...............................    13,360
   Other expenses.......................................    36,858
                                                          --------
  Total Liabilities.....................................                778,435
                                                                   ------------
NET ASSETS..............................................           $349,911,381
                                                                   ============
 Net assets consist of:
   Capital paid in......................................           $377,936,745
   Undistributed net investment income..................                419,073
   Accumulated net realized gains (losses)..............            (33,402,121)
   Unrealized appreciation (depreciation) on
    investments.........................................              4,957,684
                                                                   ------------
NET ASSETS..............................................           $349,911,381
                                                                   ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($349,901,763 divided by 2,058,142 shares of beneficial
 interest)..............................................           $     170.01
                                                                   ============
CLASS E
Net asset value and redemption price per share ($9,618
 divided by 57 shares of beneficial interest)...........           $     169.78
                                                                   ============
Identified cost of investments..........................           $343,409,341
                                                                   ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

INVESTMENT INCOME
 Dividends.........................................             $  2,252,737(a)
 Interest..........................................                   59,487
                                                                ------------
                                                                   2,312,224
EXPENSES
 Management fees................................... $1,224,046
 Trustees fees and expenses........................     10,863
 Custodian.........................................     35,360
 Audit and tax services............................     10,214
 Legal.............................................      3,260
 Printing..........................................     27,795
 Insurance.........................................      3,206
 Miscellaneous.....................................      3,347
                                                    ----------
 Total expenses before reductions..................  1,318,091
 Expense reductions................................    (66,113)    1,251,978
                                                    ----------  ------------
NET INVESTMENT INCOME..............................                1,060,246
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments--net...................................              (20,446,274)
Unrealized appreciation (depreciation) on:
 Investments--net..................................               (5,700,937)
                                                                ------------
Net gain (loss)                                                  (26,147,211)
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS........................................             ($25,086,965)
                                                                ============

(a) Net of foreign taxes of $2,155


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
WESTPEAK GROWTH AND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $  1,060,246   $  2,461,936
 Net realized gain (loss).......................     (20,446,274)   (11,862,448)
 Unrealized appreciation (depreciation).........      (5,700,937)   (11,902,308)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................     (25,086,965)   (21,302,820)
                                                    ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
   Class A......................................      (3,087,389)             0
   Class E......................................               0              0
                                                    ------------   ------------
                                                      (3,087,389)             0
                                                    ------------   ------------
NET REALIZED GAIN
   Class A......................................               0    (10,436,502)
   Class E......................................               0              0
                                                    ------------   ------------
                                                               0    (10,436,502)
                                                    ------------   ------------
 TOTAL DISTRIBUTIONS............................      (3,087,389)   (10,436,502)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................     (10,040,771)     2,326,027
                                                    ------------   ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........     (38,215,125)   (29,413,295)
NET ASSETS
 Beginning of the period........................     388,126,506    417,539,801
                                                    ------------   ------------
 End of the period..............................    $349,911,381   $388,126,506
                                                    ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $    419,073   $  2,446,216
                                                    ============   ============

OTHER INFORMATION:

CAPITAL SHARES

 At June 30, 2001 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                     SIX MONTHS              YEAR ENDED
                                 ENDED JUNE 30, 2001      DECEMBER 31, 2000
                                ----------------------  ----------------------
                                 SHARES        $         SHARES        $
CLASS A                         --------  ------------  --------  ------------
 Sales.........................  208,316  $ 36,317,297   605,352  $115,677,933
 Reinvestments.................   17,877     3,087,389    55,478    10,436,502
 Redemptions................... (284,412)  (49,455,457) (648,081) (123,788,408)
                                --------  ------------  --------  ------------
 Net increase (decrease).......  (58,219) $(10,050,771)   12,749  $  2,326,027
                                ========  ============  ========  ============
CLASS E
 Sales.........................       57  $     10,000         0  $          0
 Reinvestments.................        0             0         0             0
 Redemptions...................        0             0         0             0
                                --------  ------------  --------  ------------
 Net increase (decrease).......       57  $     10,000         0  $          0
                                ========  ============  ========  ============
 Increase (decrease) derived
  from capital share
  transactions.................  (58,162) $(10,040,771)   12,749  $  2,326,027
                                ========  ============  ========  ============


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
WESTPEAK GROWTH AND INCOME SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                 CLASS A                                    CLASS E
                          -------------------------------------------------------------  --------------
                                                                                         MAY 1, 2001(A)
                          SIX MONTHS              YEAR ENDED DECEMBER 31,                   THROUGH
                          ENDED JUNE    -----------------------------------------------     JUNE 30,
                           30, 2001       2000      1999      1998      1997     1996         2001
                          ----------    --------  --------  --------  --------  -------  --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 183.39     $ 198.49  $ 208.34  $ 179.98  $ 151.77  $141.31     $177.17
                           --------     --------  --------  --------  --------  -------     -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       0.83         1.16      1.78      1.30      1.37     1.78        0.14
 Net realized and
  unrealized gain (loss)
  on investments........     (12.72)      (11.28)    17.51     42.44     48.76    23.69       (7.53)
                           --------     --------  --------  --------  --------  -------     -------
 Total from investment
  operations............     (11.89)      (10.12)    19.29     43.74     50.13    25.47       (7.39)
                           --------     --------  --------  --------  --------  -------     -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (1.49)        0.00     (1.78)    (1.31)    (1.35)   (1.82)       0.00
 Distributions from net
  realized capital
  gains.................       0.00        (4.98)   (27.36)   (14.07)   (20.57)  (13.19)       0.00
                           --------     --------  --------  --------  --------  -------     -------
 Total distributions....      (1.49)       (4.98)   (29.14)   (15.38)   (21.92)  (15.01)       0.00
                           --------     --------  --------  --------  --------  -------     -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 170.01     $ 183.39  $ 198.49  $ 208.34  $ 179.98  $151.77     $169.78
                           ========     ========  ========  ========  ========  =======     =======
TOTAL RETURN (%)........       (6.5)(b)     (5.2)      9.4      24.4      33.5     18.1        (4.2)(b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........       0.73 (c)     0.73      0.74      0.78      0.82     0.85        0.88 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)[d]......       0.69 (c)     0.70        --        --        --       --        0.84 (c)
Ratio of net investment
 income to average net
 assets (%).............       0.59 (c)     0.61      0.94      0.80      0.91     1.40        0.51 (c)
Portfolio turnover rate
 (%)....................        145 (c)      138       115       100        93      104         145 (c)
Net assets, end of
 period (000)...........   $349,902     $388,127  $417,540  $281,557  $152,738  $82,330     $    10
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --           --        --        --        --     0.91          --

(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND

NOTES TO FINANCIAL STATEMENTS--JUNE 30, 2001 (UNAUDITED)


1. New England Zenith Fund (the "Fund") is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 16, 1986 as amended. The Fund is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as an open-end management investment company.

Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), General American Life Insurance Company, The MetLife Investors Group of Insurance Companies and other affiliated insurance companies, as an investment vehicle for variable life insurance or variable annuity products, although not all Series are available to all such separate accounts. Each Series' shares may be divided into different classes. Currently the classes being offered by some or all portfolios are named Class A, Class B, and Class E. The classes of a given Series' shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares.

The Fund's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value, in separate series (each a "Series"), with shares of each Series representing interests in a separate portfolio of assets. Each Series of the Fund other than Harris Oakmark Mid Cap Value is diversified. Mid Cap Value is non-diversified.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the Financial Statements of each Series. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION

  As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the State Street Research Money Market Series employs the amortized cost method of security valuation which, the Fund's Board of Trustees (the "Board") has determined, approximates the fair market net asset value per share of the Series. The Board monitors the deviations between the Series' net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

  Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant adviser or subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value. Equity securities traded on a national securities exchange or exchanges or the NASDAQ National Market System are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. Other equity securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Series' adviser or subadviser acting under the supervision of the Board of Trustees, although the actual calculations may be made by a pricing service selected by the Series' adviser or subadviser and approved by the Board.

  Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a subadviser or adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the relevant adviser or subadviser and approved by the Board.

NEW ENGLAND ZENITH FUND

B. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

    Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Series and the U.S. dollar equivalent of the amounts actually received or paid by each Series. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

    FORWARD FOREIGN CURRENCY CONTRACTS--Certain Series may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Series' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Series' investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Series' Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Series has committed to buy or sell is shown in the Schedules of Investments under the caption "Forward Currency Contracts Outstanding." This amount represents the aggregate exposure to each currency the Series has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

    All contracts are "marked-to-market" daily at the applicable translation rates, and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. In determining gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. OPTIONS--Certain Series may use options to hedge against changes in values of securities the Series owns or expects to purchase. Writing puts or buying calls tends to increase the Series' exposure to the underlying instrument and writing calls or buying puts tends to decrease the Series' exposure to the underlying instrument, or hedge other Series investments.

    For options purchased to hedge the Series' investments, the potential risk to the Series is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Series, the maximum loss is not limited to the premium initially received for the option.

    Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

E. REPURCHASE AGREEMENTS--Each Series, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at

NEW ENGLAND ZENITH FUND
    least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Series' subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Series may be delayed or limited.

F. FEDERAL TAXES--Each Series, which is a separate taxable entity, intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--State Street Research Money Market Series dividends are declared daily to shareholders of record at the time and are paid monthly. Dividends and distributions are recorded by all other Series on the ex-dividend date. Net realized gains from security transactions are distributed at least annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

    At June 30, 2001 the following Series had capital loss carryovers expiring as shown below:

                                                           EXPIRING
                                               --------------------------------
  SERIES                                         TOTAL     12/31/08   12/31/07
  ------                                       ---------- ---------- ----------
  State Street Research Bond Income Series.... $8,963,224 $7,487,270 $1,475,954
  Salomon Brothers Strategic Bond
   Opportunities Series.......................  5,575,980        --   5,575,980
  Salomon Brothers U.S. Government Series.....    954,070    954,070        --
  Balanced Series.............................  8,714,614  8,714,614        --
  Capital Growth Series.......................  8,476,147  8,476,147        --
  Harris Oakmark Mid Cap Value Series.........  5,012,611     38,479  4,974,132
  MFS Investors Trust Series..................    148,583        --     148,583
  Westpeak Growth and Income Series........... 12,631,059 12,631,059        --

H. EXPENSE REDUCTIONS--Certain portfolio trades were directed to brokers who paid a portion of the Series' expenses. Amounts paid for each Series are shown as Expense Reductions in the Statement of Operations of the respective Series.

2. For the six months ended June 30, 2001, purchases and sales of securities (excluding short-term investments) for each of the Series were as follows:

                                 PURCHASES                     SALES
                         -------------------------- ---------------------------
                             U.S.                       U.S.
SERIES                    GOVERNMENT      OTHER      GOVERNMENT      OTHER
------                   ------------ ------------- ------------ --------------
State Street Research
 Bond Income Series..... $ 30,675,598 $  96,960,580 $ 30,607,339 $   69,259,641
Salomon Brothers
 Strategic Bond
 Opportunities Series...  102,797,765   152,305,768  102,405,458    149,368,133
Salomon Brothers U.S.
 Government Series......  124,252,525           --   111,333,964            --
MFS Total Return
 Series.................    2,668,027   106,366,349    3,574,162    162,629,313
Balanced Series.........   10,527,181    36,905,830   15,959,315     31,406,348
Alger Equity Growth
 Series.................          --    368,994,829          --     378,041,203
Capital Growth Series...          --  2,147,872,733          --   2,207,181,098
Davis Venture Value
 Series.................          --    199,670,556          --      90,650,130
Harris Oakmark Mid Cap
 Value Series...........          --     94,330,264          --      25,410,622
Loomis Sayles Small Cap
 Series.................          --    133,971,155          --     132,398,514
MFS Investors Trust
 Series.................          --     11,355,753          --       6,598,194
MFS Research Managers...          --     29,166,598          --      24,001,353
Westpeak Growth and
 Income Series..........          --    262,726,162          --     275,137,070

NEW ENGLAND ZENITH FUND

3. MetLife Advisers, LLC ("MLA") acts as adviser to all of the Series. Separate advisory agreements for each Series provide for management fees payable by the Series as set forth below:

                            MANAGEMENT
                          FEES EARNED BY
                             MLA FOR        ANNUAL
                          THE SIX MONTHS  PERCENTAGE
                          ENDED JUNE 30, RATES PAID TO   BASED ON SERIES AVERAGE DAILY NET
SERIES                         2001         ADVISER             ASSET VALUE LEVELS
------                    -------------- ------------- -------------------------------------
State Street Research
 Money Market Series....    $ 423,263        0.350%    Of the first $1 billion
                                             0.300%    Of the next $1 billion
                                             0.250%    Of amounts in excess of $2 billion
State Street Research
 Bond Income Series.....      602,737        0.400%    Of the first $1 billion
                                             0.350%    Of the next $1 billion
                                             0.300%    Of the next $1 billion
                                             0.250%    Of amounts in excess of $3 billion
Salomon Brothers
 Strategic Bond
 Opportunities Series...      317,693        0.650%    Of all assets
Salomon Brothers U.S.
 Government Series......      178,759        0.550%    Of all assets
MFS Total Return Series.      430,798        0.500%    Of all assets
Balanced Series.........      527,789        0.700%    Of the first $200 million
                                             0.675%    Of amounts in excess of $200 million
Alger Equity Growth
 Series.................    3,481,479        0.750%    Of the first $1 billion of all assets
                                             0.700%    Of amounts in excess of $1 billion
Capital Growth Series
 (May 1, 2001--June 30,
 2001)(a)...............    1,539,270        0.700%    Of the first $200 million
                                             0.650%    Of the next $300 billion
                                             0.600%    Of the next $1.5 billion
                                             0.550%    Of amounts in excess of $2 billion
Davis Venture Value
 Series.................    3,367,088        0.750%    Of the first $1 billion of all assets
                                             0.700%    Of amounts in excess of $1 billion
Harris Oakmark Mid Cap
 Value Series...........      678,113        0.750%    Of all assets
Loomis Sayles Small Cap
 Series.................    1,959,872        0.900%    Of the first $500 million
                                             0.850%    Of amounts in excess of $500 million
MFS Investors Trust
 Series.................       70,407        0.750%    Of all assets
MFS Research Managers
 Series.................      191,661        0.750%    Of all assets
Westpeak Growth and
 Income Series..........    1,224,046        0.700%    Of the first $200 million
                                             0.650%    Of the next $1.3 billion
                                             0.600%    Of amounts in excess of $1.5 billion

(a) Prior to May 1, 2001 the management fee payable by the Capital Growth Series had been paid entirely to Capital Growth Management Limited Partnership.

  Prior to May 1, 2001 the Capital Growth Series paid its adviser, Capital Growth Management Limited Partnership ("CGM"), an advisory fee at an annual rate of 0.70% of the first $200 million of average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. For advisory services rendered during the period from January 1, 2001 through April 30, 2001, CGM was paid at an average annual rate of 0.62% of the Capital Growth Series' average net assets, totaling $3,132,763. Effective May 1, 2001 MLA became the adviser and CGM became the subadviser to the Series.

  SUBADVISORY FEES. MLA has subcontracted day-to-day portfolio management responsibilities to each of the following subadvisers: State Street Research & Management Company ("State Street Research") for the State Street Research Bond Income and State Street Research Money Market Series; Salomon Brothers Asset Management Inc. for the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series; Loomis, Sayles & Company, L.P. ("Loomis Sayles") for the Loomis Sayles Small Cap; Wellington Management Company, LLP for the Balanced Series; Fred Alger Management, Inc. ("Alger") for the Alger Equity Growth Series; Capital Growth Management Limited Partnership (CGM) for the Capital Growth Series; Davis Selected Advisers, L.P. ("Davis") for the Davis Venture Value Series; Harris Associates, L.P. ("Harris") for the Harris Oakmark Mid Cap Value Series; Massachusetts Financial Services Company for the MFS Investors Trust Series, MFS Total Return Series and MFS Research Managers Series; and Westpeak Investment Advisors,

NEW ENGLAND ZENITH FUND

L.P. ("Westpeak") for the Westpeak Growth and Income. MLA, which acts as adviser to the Series, is a Delaware limited liability company. New England Life Holdings, Inc. ("NELHI"), a wholly-owned subsidiary of New England Life Insurance Company ("NELICO"), owns all of the voting interests in MLA. NELICO is an indirect wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers, other than NELHI, include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Other than NELHI, each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company. MLA paid each sub-adviser as shown below for providing sub-advisory services to the
Series:

                                            FEES EARNED BY SUB-ADVISERS FOR THE
SERIES                                        SIX MONTHS ENDED JUNE 30, 2001
------                                      -----------------------------------
Back Bay Advisors Money Market Series
 (January 1, 2001 - June 30, 2001).........             $  145,727
Back Bay Advisors Bond Income Series
 (January 1, 2001 - June 30, 2001).........                300,409
Salomon Brothers Strategic Bond
 Opportunities Series......................                159,025
Salomon Brothers U.S. Government Series....                 73,129
Back Bay Advisors Managed Series (January
 1, 2001 - June 30, 2001)..................                184,716
Balanced Series............................                232,140
Alger Equity Growth Series.................              1,773,713
Capital Growth Series (May 1, 2001 - June
 30, 2001).................................                874,086
Davis Venture Value Series.................              1,720,074
Harris Oakmark Mid Cap Value Series........                386,455
Loomis Sayles Small Cap Series.............                951,636
MFS Investors Trust Series.................                 37,550
MFS Research Managers Series...............                102,219
Westpeak Growth and Income Series..........                628,838

SERVICE AND DISTRIBUTION FEES. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E Shares. Under the Distribution Plan, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for promoting, selling, and servicing the Class B and Class E shares of the Series. The fee under the Distribution Plan for each applicable class of a Series' Shares is calculated as a percentage of that portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by each Series for the six months ended June 30, 2001 are shown as Service and distribution fees in the Statement of Operations of the respective Series.

VOLUNTARY EXPENSE AGREEMENT. Pursuant to the voluntary expense agreement relating to Loomis Sayles Small Cap, MLA bears all the operating expenses (not including amortization of expenses, brokerage costs, interest, taxes or extraordinary expenses) allocable to each class of shares of the Series in excess of the percentage of the Series' average daily net assets allocable to the classes as follows, Class A 1.00% and Class E 1.15%. MLA may terminate this expense agreement at any time. The Loomis Sayles Small Cap Series expenses did not exceed the limitation for the six months ended June 30, 2001.

EXPENSE DEFERRAL ARRANGEMENT. Pursuant to an Expense Deferral Arrangement, relating to the, Harris Oakmark Mid Cap Value, Salomon Brothers U.S. Government, MFS Investors Trust and MFS Research Managers Series, MLA has agreed to pay expenses allocable to each class of shares of the Series' (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of the annual percentages of each Series' net assets allocable to each class as set forth below, subject to the obligation of each Series to repay MLA such expenses in future years, if any, when the Series' expenses fall below that percentage; however, no class of any Series is obligated to repay any expenses paid by MLA more than two years after the end of the fiscal year in which such expenses were incurred (three years for the MFS Investors Trust and MFS Research Managers Series).

NEW ENGLAND ZENITH FUND

MLA may terminate these expense arrangements at any time. If these expense arrangements were terminated, some of the Series would have higher expense ratios. For the six months ended June 30, 2001, the maximum expense ratio for each Series after giving effect to the foregoing arrangements and the amounts of expenses deferred for each Series, are as follows:

                                MAXIMUM EXPENSE RATIO       EXPENSES DEFERRED IN  EXPENSES DEFERRED IN
                               UNDER CURRENT VOLUNTARY        1999 (SUBJECT TO     2000 (SUBJECT TO
                              EXPENSE DEFERRAL AGREEMENT       REPAYMENT UNTIL      REPAYMENT UNTIL
SERIES                    CLASS A     CLASS B     CLASS E    DECEMBER 31, 2001)   DECEMBER 31, 2002)
------                   ---------   ---------   ---------  -------------------- --------------------
Harris Oakmark Mid Cap
 Value Series...........      0.90%       1.15%       1.05%          None              $70,400
MFS Investors Trust
 Series.................      0.90%        N/A        1.05%       $38,953(a)            87,655(b)
MFS Research Managers
 Series.................      0.90%        N/A        1.05%        39,708(a)           109,531(b)
Salomon Brothers U.S.
 Government Series......      0.70%        N/A        1.05%         7,595                5,975

(a)  Subject to repayment until December 31, 2002.
(b)  Subject to repayment until December 31, 2003.

For the six months ended June 30, 2001 the amount of deferred expense recovered by MLA from each Series subject to the Expense Deferral Agreement is set forth below:


                               DEFERRED EXPENSES             DEFERRED EXPENSES
                               RECOVERED BY MLA              RECOVERED BY MLA
SERIES                            FROM 1999                      FROM 2000
------                   ---------------------------------  --------------------
Harris Oakmark Mid Cap
 Value Series...........             None                         $50,367
MFS Investors Trust
 Series.................             None                             N/A
MFS Research Managers
 Series.................             None                             N/A
Salomon Brothers U.S.
 Government Series......             None                           2,702

4. The Fund does not pay any compensation to its officers or to any trustees who are directors, officers or employees of MetLife, NELICO, MLA or their affiliates, other than affiliated registered investment companies. Each other trustee receives a retainer fee at the annual rate of $22,000 and meeting fees of $3,500 for each meeting of the Board of Trustees attended. The chairmen of the Contract Review Committee and the Audit Committee receive an additional annual retainer fee of $6,000 and $4,000, respectively. These fees are allocated to the various Series and the New England Variable Annuity Fund I based upon a formula that takes into account among other factors, the relative net assets of each Series. Each trustee is also a manager of New England Variable Annuity Fund I. A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive deferred compensation in an amount equal to the value that such compensation would have had if it had been invested in the Series on the normal payment date. Deferred amounts remain in the Series until distributed in accordance with the plan.

5. SUBSEQUENT EVENT. As of July 1, 2001 three of the Series of the Trust changed their names due to the replacement of Back Bay Advisors, L.P. as the subadviser to the respective series, as follows:

 FORMER SERIES NAME           NEW SERIES NAME                  NEW SUB-ADVISER
 ------------------        ---------------------           -----------------------
 Back Bay Advisors         State Street Research           State Street Research &
 Money Market Series       Money Market Series             Management Company

-------------------------------------------------------------------------------
 Back Bay Advisors         State Street Research           State Street Research &
 Bond Income Series        Bond Income Series              Management Company

-------------------------------------------------------------------------------
 Back Bay Advisors         MFS                             Massachusetts Financial
 Managed Series            Total Return Series             Services Company

NEW ENGLAND ZENITH FUND

6. At a Special Meeting of Shareholders of the Capital Growth Series held on April 23, 2001 such shareholders voted for the following proposals:

                                 FOR         AGAINST     ABSTAIN       TOTAL
                            -------------- ----------- ----------- --------------
   1. That with respect to  $1,474,441,721 $45,458,461 $57,069,448 $1,576,969,630
      the Capital Growth
      Series a new
      advisory agreement
      between New England
      Investment
      Management, LLC.
      ("NEIM") and the
      Trust is hereby
      approved.
   2. That with respect to   1,471,273,667  48,884,537  56,811,426  1,576,969,630
      the Capital Growth
      Series a new
      subadvisory
      agreement between
      NEIM and Capital
      Growth Management
      Limited Partnership
      is hereby approved.
   3. That with respect to   1,409,269,922 102,646,000  65,053,708  1,576,969,630
      the Capital Growth
      Series the proposal
      to permit NEIM, to
      the extent permitted
      by any exemption or
      exemptions granted
      by the Securities
      and Exchange
      Commission, to enter
      into new or amended
      agreements with any
      subadviser with
      respect to the
      Capital Growth
      Series without
      obtaining
      shareholder approval
      of such agreements,
      and to permit such
      subadvisers to
      manage the assets of
      the Capital Growth
      Series pursuant to
      such subadvisory
      agreements is hereby
      approved.

NEW ENGLAND ZENITH FUND

FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY


 (1) Lehman Brothers Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (2) Lehman Brothers Government/Credit Index is an unmanaged index of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Brothers Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $25 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (3) Lehman Brothers Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of 1 to 10 years. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (4) Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years. The index performance has not been adjusted for ongoing management, distributions and operating expenses and sales charges applicable to mutual fund investments.

 (5) Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with investment objectives similar to those of the subject Series as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (6) Russell Midcap Index consists of 800 mid-capitalization stocks having an average market capitalization of $4.0 billion as of May 31, 2001. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (7) Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

 (8) Russell 2000 Index(R) consists of 2000 small market capitalization stocks having an average market capitalization of $530 million as of May 31, 2001. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (9) Salomon Brothers High Yield Market Index measurers the performance of cash pay and deferred interest bonds.

(10) Standard & Poor's 500 Index(R) (S&P 500(R)) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

122